                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 2003

For Policies issued in Maryland, the optional Return of Premium Rider will not be available.

However, in Maryland, the Company will offer an elective Death Benefit Option 3 Rider.

All sections discussing the death benefit options have been amended to include this additional disclosure.

         DEATH BENEFITS

         There are three death benefit options. Under Option 1, the death benefit is the FACE AMOUNT OF THE POLICY at the date of death. Under Option 2, the death benefit is the FACE AMOUNT PLUS THE POLICY VALUE OF THE POLICY at the date of death. Under Option 3, the death benefit is the FACE AMOUNT PLUS THE PREMIUM DEATH BENEFIT ACCOUNT at the date of death. If on the date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only. The No-Lapse Guarantee does not cover the Premium Death Benefit Account. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured. A table of Minimum Death Benefit Percentages is located under "Death Benefits - Minimum Death Benefit." You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this Prospectus.

         DEATH BENEFIT OPTIONS

         There are three death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.

         DEATH BENEFIT OPTION 1

         Under Option 1, the death benefit is the Face Amount of the Policy at the date of death.

         DEATH BENEFIT OPTION 2

         Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death.

         DEATH BENEFIT OPTION 3

         Under Option 3, the death benefit is the Face Amount plus the Premium Death Benefit Account. The Premium Death Benefit Account is the sum of the premiums paid to date less any Gross Withdrawals, but not less than zero. Gross Withdrawals are the amounts of partial withdrawals plus any Surrender Charges applicable thereto.

         If any partial withdrawals are made, the death benefit, whether it is Option 1, 2 or 3, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for Death Benefit Option 1 and, in certain circumstances, Death Benefit Option 3. See "Policy Surrender and Partial Withdrawals - Reduction in Face Amount due to a Partial Withdrawal."

         If the life insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.

         CHANGING THE DEATH BENEFIT OPTION

         You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.

         A change in the death benefit option will result in a change in the Policy's Face Amount in order to avoid any change in the amount of the death benefit, as follows:

         CHANGE FROM OPTION 1 TO OPTION 2

         The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

         CHANGE FROM OPTION 2 TO OPTION 1

         The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

         CHANGE FROM OPTION 3 TO OPTION 1

         The new Face Amount will be equal to the Face Amount prior to the change plus the Premium Death Benefit Account as of the date of the change.

         No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

         FACE AMOUNT CHARGE

         There is a monthly per $1000 Face Amount charge. The monthly charge per $1000 of Face Amount varies by the Age of the life insured at issuance (or the Attained Age of the life insured at the time of an increase) and the death benefit option in effect as set forth in the following table. This charge applies to the Face Amount for the first 10 Policy Years.

                        DEATH            DEATH
                       BENEFIT          BENEFIT
                     OPTION 1 & 3      OPTION 2
-------------------------------------------------
    AGE*/             First Ten       First Ten
ATTAINED AGE*        Policy Years    Policy Years
-------------------------------------------------
  25 or less            $0.08           $0.04
-------------------------------------------------
  35                    $0.11           $0.06
-------------------------------------------------
  45                    $0.22           $0.10
-------------------------------------------------
  55                    $0.31           $0.17
-------------------------------------------------
  65                    $0.60           $0.39
-------------------------------------------------
  75                    $0.89           $0.61
-------------------------------------------------
  85+                   $1.18           $0.83
-------------------------------------------------

*The monthly charge for non-decennial ages is found by interpolating the two current tabular entries.

         COST OF INSURANCE CHARGE

         The monthly cost of insurance charge is determined as the rate of the cost of insurance for a specific Policy Month, as described below, multiplied by the net amount at risk.

         For Death Benefit Option 1, the net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

         (a) is the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663; and

         (b) is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance.

         For Death Benefit Option 2, the net amount at risk is equal to the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663.

         For Death Benefit Option 3, the net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

                  (a) is the Face Amount of insurance plus the Premium Death
                      Benefit Account as of the first day of the Policy Month, divided by 1.0024663; and

                  (b) is the Policy Value as of the first day of the Policy
                      Month after the deduction of all charges other than the monthly cost of insurance.

         The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the life insured's Age, sex and Risk Classification, the duration that coverage has been in force and the net amount at risk.

         The Company applies unisex rates where appropriate under the law. This currently includes policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

         The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on a unismoker version of the 1980 Commissioners Smoker Distinct, Age Nearest Birthday, Mortality tables.

         REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

         If Death Benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under "Death Benefit - Minimum Death Benefit," the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata Surrender Charge exceeds the difference between the death benefit and the Face Amount.

         If Death Benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a Policy.

         If Death Benefit Option 3 is in effect when a partial withdrawal is made, the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account and the death benefit equals the Face Amount plus the Premium Death Benefit Account, the Face Amount of the Policy will be reduced by the amount by which the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account. If the death benefit is the Minimum Death Benefit, the Face Amount will be reduced by the amount, if any, by which such excess exceeds the difference between the death benefit and the Face Amount plus the Premium Death Benefit Account.

         When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

                          SUPPLEMENT DATED MAY 1, 2003

                                   VERSION I
                                  Accumulator

PROSPECTUS

                              SEPARATE ACCOUNT A OF
                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


                            VENTURE VUL ACCUMULATOR
                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



         This prospectus describes Venture VUL Accumulator, a flexible premium variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company (U.S.A.) (the "Company," "Manulife USA," "we" or "us").


         The Policy is designed to provide lifetime insurance protection together with flexibility as to:

         -        the timing and amount of premium payments,

         -        the investments underlying the Policy Value, and

         -        the amount of insurance coverage.

         This flexibility allows you, the policyowner, to pay premiums and adjust insurance coverage in light of your current financial circumstances and insurance needs.

         Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manulife USA's Separate Account A (the "Separate Account"). The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust, and the corresponding Statement of Additional Information, describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.

         THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. ALSO PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE POLICY.

         The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

         PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

         THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Manufacturers Life Insurance Company (U.S.A.)
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304


       THE DATE OF THIS PROSPECTUS IS MAY 1, 2003, AS AMENDED MAY 5, 2003

TABLE OF CONTENTS TABLE OF CONTENTS

RISK/BENEFITS SUMMARY...........................................................................................
FEE TABLE.......................................................................................................
POLICY SUMMARY..................................................................................................
    General.....................................................................................................
    Death Benefits..............................................................................................
    Optional Term Rider.........................................................................................
    Cash Value Enhancement Riders...............................................................................
    Return of Premium Rider.....................................................................................
    Premiums....................................................................................................
    Policy Value................................................................................................
    Policy Loans................................................................................................
    Surrender and Partial Withdrawals...........................................................................
    Lapse and Reinstatement.....................................................................................
    Charges and Deductions......................................................................................
    Investment Options and Investment Advisers .................................................................
    Table of Investment Options and Investment Subadvisers......................................................
GENERAL INFORMATION ABOUT MANULIFE USA, RATINGS, THE SEPARATE ACCOUNT AND THE TRUST.............................
    Manulife USA................................................................................................
    The Separate Account........................................................................................
    The Trust...................................................................................................
    Investment Objectives of the Portfolios.....................................................................
ISSUING A POLICY................................................................................................
    Requirements................................................................................................
    Temporary Insurance Agreement...............................................................................
    Right to Examine the Policy.................................................................................
    Life Insurance Qualification................................................................................
DEATH BENEFITS..................................................................................................
    Death Benefit Options.......................................................................................
    Changing the Death Benefit Option...........................................................................
    Changing the Face Amount....................................................................................
PREMIUM PAYMENTS................................................................................................
    Initial Premiums............................................................................................
    Subsequent Premiums.........................................................................................
    Maximum Premium Limitation..................................................................................
    Premium Allocation..........................................................................................
    Investment Credit...........................................................................................
CHARGES AND DEDUCTIONS..........................................................................................
    Premium Charge..............................................................................................
    Surrender Charges...........................................................................................
    Monthly Deductions..........................................................................................
    Charges for Transfers.......................................................................................
    Investment Management Fees and Expenses.....................................................................
    Reduction in Charges........................................................................................
SPECIAL PROVISIONS FOR EXCHANGES................................................................................
COMPANY TAX CONSIDERATIONS......................................................................................
POLICY VALUE....................................................................................................
    Determination of the Policy Value...........................................................................
    Units and Unit Values.......................................................................................
    Transfers of Policy Value...................................................................................
POLICY LOANS....................................................................................................
    Effect of Policy Loans......................................................................................
    Interest Charged on Policy Loans............................................................................
    Loan Account................................................................................................
POLICY SURRENDER AND PARTIAL WITHDRAWALS........................................................................
    Policy Surrender............................................................................................
    Partial Withdrawals.........................................................................................
LAPSE AND REINSTATEMENT.........................................................................................

    Lapse.......................................................................................................
    No-Lapse Guarantee..........................................................................................
    No-Lapse Guarantee Cumulative Premium Test..................................................................
    Reinstatement...............................................................................................
THE GENERAL ACCOUNT.............................................................................................
    Fixed Account...............................................................................................
OTHER PROVISIONS OF THE POLICY..................................................................................
    Cash Value Enhancement Riders...............................................................................
    Return of Premium Rider Death Benefit.......................................................................
    Policyowner Rights..........................................................................................
    Beneficiary.................................................................................................
    Validity....................................................................................................
    Misstatement of Age or Sex..................................................................................
    Suicide Exclusion...........................................................................................
    Supplementary Benefits......................................................................................
TAX TREATMENT OF THE POLICY.....................................................................................
    Life Insurance Qualification................................................................................
    Tax Treatment of Policy Benefits............................................................................
    Alternate Minimum Tax.......................................................................................
    Income Tax Reporting........................................................................................
OTHER INFORMATION...............................................................................................
    Payment of Proceeds.........................................................................................
    Reports to Policyowners.....................................................................................
    Distribution of the Policies................................................................................
    Responsibilities of MFC.....................................................................................
    Voting Rights...............................................................................................
    Substitution of Portfolio Shares............................................................................
    Records and Accounts........................................................................................
    State Regulations...........................................................................................
    Litigation..................................................................................................
    Further Information.........................................................................................
    Optional Term Rider.........................................................................................
    Illustrations...............................................................................................
    Financial Statements........................................................................................
    Definitions.................................................................................................

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED THEREIN. NO CLAIM IS MADE THAT THIS VARIABLE LIFE INSURANCE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

          RISKS/BENEFITS SUMMARY

              BENEFITS

              Some of the benefits of purchasing the Policy are described below.

DEATH BENEFIT PROTECTION. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the Policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

ACCESS TO YOUR POLICY VALUES. Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations to partial withdrawals, details of which may be found in this prospectus under "Policy Surrender and Partial Withdrawals."

TAX DEFERRED ACCUMULATION. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

INVESTMENT OPTIONS. In addition to the Fixed Account, the Policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Manufacturers Investment Trust prospectus that accompanies this prospectus.

FLEXIBILITY. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

              RISKS

              Some of the risks of purchasing the Policy are described below.

FLUCTUATING INVESTMENT PERFORMANCE. Policy Values invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the Manufacturers Investment Trust prospectus which is accompanies this prospectus. You should review this prospectus carefully before allocating Policy Value to any sub-accounts.

UNSUITABLE FOR SHORT-TERM INVESTMENT. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.

POLICY LAPSE. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the Policy is covered by the No-Lapse Guarantee. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the Policy may be treated as ordinary income subject to tax.

DECREASING DEATH BENEFIT. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

ADVERSE CONSEQUENCES OF EARLY SURRENDER. There are surrender charges assessed if you surrender your Policy in the first 10-15 years from the purchase of the Policy. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the Policy is surrendered.

ADVERSE TAX CONSEQUENCES. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

         FEE TABLE

         The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.

                                TRANSACTION FEES

==================================================================================================================================
                                      WHEN CHARGE IS
           CHARGE                        DEDUCTED                                       AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge                 Upon receipt of              7.5% of each premium paid during the first 10 Policy Years*
Imposed on Premium (Load)            premium                      8.5% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Rider is elected**
                                                                  3.25% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Plus Rider is elected***
----------------------------------------------------------------------------------------------------------------------------------
Maximum Surrender Charge             Upon withdrawal,             The maximum Surrender Charge per $1000 of Face Amount is
(Load)                               surrender or                 $44.17****
                                     Policy lapse
                                                                  A Surrender Charge is assessed during the first 15 years following the Policy Date or the effective date of a Face Amount increase and is based upon the Face Amount of the Policy.
----------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                        Upon transfer                $25 (only applies to transfers in excess of 12 in a Policy
                                                                  Year)
----------------------------------------------------------------------------------------------------------------------------------
Dollar Cost Averaging                Upon Transfer                Guaranteed - $5
                                                                     Current - $0
----------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Balancer            Upon Transfer                Guaranteed - $15
                                                                      Current -$ 0
==================================================================================================================================

         *5% thereafter.

      **5.5% thereafter.

    ***2.25% thereafter

  **** If the Policy is issued with a CASH VALUE ENHANCEMENT RIDER, the Surrender Charge calculated as described above is reduced by 90% for a surrender or lapse occurring in the first Policy Year, 80% in the second Policy Year, 60% in the third Policy Year, 40% in the fourth Policy Year and 20% in the fifth Policy Year. IF THE POLICY IS ISSUED WITH A Cash Value Enhancement Plus Rider, THERE IS NO SURRENDER CHARGE.

         The next table described the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the portfolios of Manufacturers Investment Trust, the underlying variable investment options for your Policy.

             ANNUAL CHARGES OTHER THAN THOSE OF THE TRUST PORTFOLIOS

========================================================================================================================
             CHARGE                            WHEN CHARGE IS DEDUCTED                       AMOUNT DEDUCTED #
------------------------------------------------------------------------------------------------------------------------
Cost of Insurance*                                     Monthly
------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum                                                                The possible range of the cost of
Charge                                                                             insurance is from $0.00 to $83.33 per
                                                                                   $1,000 of the net amount at risk.
------------------------------------------------------------------------------------------------------------------------
Charge for a Representative                                                        $0.01 per $1,000 of the net amount
Policyowner  (a 35 year old                                                        at risk
preferred non-smoking male)
------------------------------------------------------------------------------------------------------------------------
Asset Based Risk Charge
------------------------------------------------------------------------------------------------------------------------
Asset Based Risk Charge                                Monthly                     Guaranteed
(With No Cash Value                                                                0.30% annually (0.03% monthly)
Enhancement Rider)                                                                 Current
                                                                                   0%
------------------------------------------------------------------------------------------------------------------------
Asset Based Risk Charge                                Monthly                     Guaranteed
(With Cash Value                                                                   0.30% (.025% monthly)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Enhancement Rider)                                                                 Current
                                                                                   0%
------------------------------------------------------------------------------------------------------------------------------
Asset Based Risk Charge                                Monthly                     Guaranteed
(with Cash Value                                                                   First 15 Policy Years
Enhancement Plus Rider)                                                            1.30% annually (0.11% monthly)
                                                                                   Policy Years 16 and After
                                                                                   0.55% annually (0.05% monthly)
                                                                                   thereafter.

                                                                                   Current
                                                                                   First 15 Policy Years
                                                                                   1% annually (0.08% monthly)
                                                                                   Policy Years 16 and After
                                                                                   0.25% annually (0.02% monthly)
------------------------------------------------------------------------------------------------------------------------------
Face Amount Charge                                     Monthly                     Maximum $1.18 per $1000 of Face Amount
Death Benefit Option 1
                                                                                   Minimum $0.08 per $1000 of Face Amount
------------------------------------------------------------------------------------------------------------------------------
Charge for a Representative
Policyowner (a 35 year old                                                         $0.11 per $1,000 of Face Amount
preferred non-smoking male)
------------------------------------------------------------------------------------------------------------------------------
Face Amount Charge                                     Monthly                     Maximum $0.83 per $1000 of Face Amount
Death Benefit Option 2                                                             Charge

                                                                                   Minimum $0.04 per $1000 of Face Amount
------------------------------------------------------------------------------------------------------------------------------
Charge for a Representative
Policyowner (a 35 year old                                                         $0.11 per $1,000 of Face Amount
preferred non-smoking male)
------------------------------------------------------------------------------------------------------------------------------
Administrative Fees                                    Monthly                     $40 per Policy Month during the first 5
                                                                                   Policy Year.**
------------------------------------------------------------------------------------------------------------------------------
Optional Term Rider*                                   Monthly
------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum                                                                The possible range of the cost of
Charge                                                                             insurance is from $0.00 to $83.33 per
                                                                                   $1,000 of the net amount at risk.
------------------------------------------------------------------------------------------------------------------------------
Charge for a Representative                                                        $0.08 per $1,000 of the net
Policyowner (a 35 year old                                                         amount at risk
preferred non-smoking male)
------------------------------------------------------------------------------------------------------------------------------
Optional Return of Premium
Death Benefit Rider                                    Monthly
------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum                                                                The possible range of the cost of
Charge                                                                             insurance is from $0.00 to $83.33 per
                                                                                   $1,000 of the net amount at risk.
------------------------------------------------------------------------------------------------------------------------------
Charge for a Representative                                                        $0.012 per $1,000 of the net
Policyowner (a 35 year old                                                         amount at risk
preferred non-smoking male)
------------------------------------------------------------------------------------------------------------------------------
Loan Interest Rate (Net)                               Annually                    1.25%***
==============================================================================================================================

         *The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. Information regarding your individual cost of insurance charges may be found in your Policy.

         **$20 per Policy Month thereafter.

         ***First 10 Policy Years. 0% Policy Years 11 and after on a current basis (0.50% Policy Years 11 and after on a guaranteed basis).

#All figures are rounded to two decimal places.

         The next table described the fees and expenses of the portfolios of Manufacturers Investment Trusts that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning each portfolio's fees and expenses is contained in the prospectus for Manufacturers Investment Trust.

  ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS OF MANUFACTURERS INVESTMENT TRUST
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


======================================================================================================
                                 Charge                                            Minimum     Maximum
------------------------------------------------------------------------------------------------------
Expenses that are deducted from portfolio assets, including advisory fees,           0.55%       1.57%
Rule 12b-1 fees and Other Expenses
======================================================================================================





         POLICY SUMMARY

         GENERAL

         We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states and the terms of your Policy and any endorsement or rider supersede the disclosure in this prospectus.

         DEATH BENEFITS

         There are two death benefit options. Under Option 1, the death benefit is the FACE AMOUNT OF THE POLICY at the date of death. Under Option 2, the death benefit is the FACE AMOUNT PLUS THE POLICY VALUE OF THE POLICY at the date of death. If on the date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured. A table of Minimum Death Benefit Percentages is located under "Death Benefits - Minimum Death Benefit." You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this Prospectus.

         OPTIONAL TERM RIDER

         The Policy may be issued with an optional term insurance rider (the "Term Rider") which provides an additional insurance amount which is level term life insurance. The benefit of the Term Rider is that the cost of insurance will always be less than or equal to the cost of insurance under the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO-LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT THE LIFE INSURED'S ATTAINED AGE 100.

         CASH VALUE ENHANCEMENT RIDERS

         The Policy may be issued with one of two optional Cash Value Enhancement riders. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the Surrender Charge that would otherwise have applied upon Policy surrender or lapse. The Cash Value Enhancement Rider does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge. The decision to add one of these two riders must be made at issuance of the Policy and, once made, is irrevocable. Adding either of these riders may result in different premium and asset-based risk charges under the Policy.

         RETURN OF PREMIUM RIDER

         The Policy may be issued with an optional Return of Premium rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

         The return of premium rider death benefit is equal to the initial premium. Any subsequent premiums will increase the death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero). THE RETURN OF PREMIUM RIDER IS NOT PROTECTED BY THE NO-LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR.

         PREMIUMS

         You may pay premiums at any time and in any amount, subject to certain limitations as described under "Premium Payments - Subsequent Premiums." Net Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the accounts.

         POLICY VALUE

         The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

         POLICY LOANS

         You may borrow an amount not to exceed the Maximum Loanable Amount. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death or upon surrender.

         SURRENDER AND PARTIAL WITHDRAWALS

         You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of or the death benefit under the Policy and an assessment of a portion of the Surrender Charges to which the Policy is subject.

         You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charge and outstanding monthly deductions due minus the Policy Debt.

         LAPSE AND REINSTATEMENT

         Unless the No-Lapse Guarantee Cumulative Premium Test has been met, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment.

         The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

         A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

         CHARGES AND DEDUCTIONS

         We assess certain charges and deductions in connection with the Policy. These include:

                  -        charges deducted from premiums paid,

                  - monthly deductions for administration, asset-based risk, cost of insurance, and face amount charges,

                  -        charges assessed on surrender or lapse, and

                  - if applicable, a charge for any supplementary benefits added to the Policy.

         The charges are summarized in the Table of Charges and Deductions. We may allow you to request that the sum of the charges assessed monthly for the cost of insurance, face amount, and administrative expenses be deducted from the Fixed Account or one or more of the sub-accounts of the Separate Account.

         In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

         The Policy may be issued with either one of the two optional Cash Value Enhancement riders which we offer. In the case of the Cash Value Enhancement rider, the Surrender Charge is reduced upon the surrender or lapse of a Policy. In the case of the Cash Value Enhancement Plus rider, the Surrender Charge is eliminated. If a Policy is issued with either of these riders, it will have different premium charges and the same or higher asset-based risk charges as noted under the "Table of Charges and Deductions."

         INVESTMENT OPTIONS AND INVESTMENT ADVISERS

         You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust.

         The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

         The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

         Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

         INVESTMENT MANAGEMENT FEES AND EXPENSES

         Each sub-account of the Separate Account purchases shares of one of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses below. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.

         TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

                  The Trust currently has the following subadvisers who manage the portfolios of the Trust which are investment options for this contract, one of which is MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)"). Both MSS and MFC Global (U.S.A.) are affiliates of ours.


SUBADVISER                                               PORTFOLIO
A I M Capital Management, Inc.                           All Cap Growth Trust
                                                         Aggressive Growth Trust
                                                         Mid Cap Core Trust(D)

Capital Guardian Trust Company                           Small Company Blend Trust
                                                         U.S. Large Cap Trust
                                                         (formerly, U.S. Large Cap Value Trust)
                                                         Income & Value Trust
                                                         Diversified Bond Trust

Davis Advisors                                           Financial Services Trust
                                                         Fundamental Value Trust

Deutsche Asset Management, Inc.                          Real Estate Securities Trust
                                                         Dynamic Growth Trust
                                                         All Cap Core Trust
                                                         Lifestyle Trusts(A)

Deutsche Asset Management                                International Stock Trust
   Investment Services Ltd.

Fidelity Management & Research Company                   Strategic Opportunities Trust
                                                         Large Cap Growth Trust
                                                         Overseas Trust

Franklin Advisers, Inc.                                  Emerging Small Company Trust

Jennison Associates LLC                                  Capital Appreciation Trust

Lord, Abbett & Co.                                       Mid Cap Value Trust
                                                         All Cap Value Trust

Mercury Advisors(c)                                        Large Cap Value Trust(D)

MFC Global Investment Management (U.S.A.) Limited        Pacific Rim Emerging Markets Trust
                                                         Quantitative Equity Trust
                                                         Quantitative Mid Cap Trust
                                                         Quantitative All Cap Trust(D)
                                                         Emerging Growth Trust(D)
                                                         Money Market Trust
                                                         Index Trusts
                                                         Lifestyle Trusts(A)
                                                         Balanced Trust

Massachusetts Financial Services Company                 Strategic Growth Trust
                                                         Strategic Value Trust
                                                         (formerly, Capital Opportunities Trust)
                                                         Utilities Trust

Munder Capital Management                                Small Cap Opportunities Trust(D)


Pacific Investment Management Company                           Global Bond Trust
                                                                Total Return Trust
                                                                Real Return Bond Trust(D)

Putnam Investment Management, L.L.C.                            Global Equity Trust

Salomon Brothers Asset Management Inc                           U.S. Government Securities Trust
                                                                Strategic Bond Trust
                                                                Special Value Trust(D)
                                                                High Yield Trust

T. Rowe Price Associates, Inc.                                  Science & Technology Trust
                                                                Small Company Value Trust
                                                                Health Sciences Trust
                                                                Blue Chip Growth Trust
                                                                Equity-Income Trust

Templeton Investment Counsel, Inc.                              International Value Trust
                                                                International Small Cap Trust

UBS Global Asset Management                                     Global Allocation Trust
(formerly, Brinson Advisors, Inc.)                              (formerly, Tactical Allocation Trust

Wellington Management Company, LLP                              Growth & Income Trust
                                                                Investment Quality Bond Trust
                                                                Mid Cap Stock Trust
                                                                Natural Resources Trust(D)

Van Kampen(B)                                                   Value Trust


(A) Deutsche Asset Management, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited regarding management of the Lifestyle Trusts.

(B) Morgan Stanley Investment Management Inc. ("MSIM") is the sub-adviser to the Value Trust. MSIM does business in certain instances (including its role as the sub-adviser to the Value Trust) using the name "Van Kampen. " MSIM also does business under the name "Miller Anderson." Prior to May 1, 2003, Miller Anderson was named as the subadviser to the Value Trust.

(C) Fund Asset Management, L.P. is the sub-adviser to the Large Cap Value Trust. Fund Asset Management does business in certain instances (including its role as the sub-adviser to the Large Cap Value Trust) using the name "Mercury Advisors."

(D)      Available for sales May 5, 2003.

         GENERAL INFORMATION ABOUT MANULIFE USA, RATINGS, THE SEPARATE ACCOUNT AND THE TRUST

         MANULIFE USA

         We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

         RATINGS

         The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) have received the following ratings from independent ratings agencies:

                  A++ A.M. Best
                  Superior companies have a very strong ability to meet their obligations; 1st category of 16

                  AA+ Fitch
                  Very strong capacity to meet policyholder and contract obligations; 2st category of 22

                  AA+ Standard & Poor's
                  Very strong financial security characteristics; 2nd category of 21

                  Aa2 Moody's
                  Excellent in financial strength; 3rd category of 21

         These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to Manulife USA as a measure of the Company's ability to honor the death benefit and no lapse guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

         THE SEPARATE ACCOUNT

         The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Three on August 22, 1986 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA. As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account Three (now referred to as Separate Account A of Manulife USA) and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is Manulife Financial Corporation ("MFC"). Separate Account A of Manulife USA (the "Separate Account") holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

         ASSETS OF THE SEPARATE ACCOUNT

         Manulife USA is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manulife USA. Manulife USA will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manulife USA conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manulife USA.

         REGISTRATION

         The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended (the"1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manulife USA.

         THE TRUST

         Each sub-account of the Separate Account will purchase shares only of Series I (formerly referred to as Class A) of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the Trust portfolios, except the Lifestyle Trusts and the Equity Index Trust, are subject to a Rule 12b-1 fee of .15% of a portfolio's Series I net assets. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manulife USA to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

         The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. Manulife USA may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

         INVESTMENT OBJECTIVES OF THE PORTFOLIOS

         The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

         ELIGIBLE PORTFOLIOS

         The Portfolios of the Trust available under the Policies are as follows:

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.

The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.


The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

The EMERGING GROWTH TRUST (available for sale May 5, 2003) seeks superior long-term rates of return through capital appreciation by investing, under normal circumstances, primarily in high quality securities and convertible instruments of small-cap U.S. companies.

The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index* ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.

The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.


The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant capital appreciation potential.

The NATURAL RESOURCES TRUST (available for sale May 5, 2003) seeks long-term total return by investing, under normal market conditions, primarily in equity and equity-related securities of natural resource-related companies worldwide.

The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

The STRATEGIC OPPORTUNITIES TRUST seeks growth of capital by investing primarily in common stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.

The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 65% (80% after July 31, 2002) of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.




The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing in stocks and other securities with equity characteristics of companies located in the developed countries that makeup the MSCI EAFE Index.

The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in non-U.S. securities. The portfolio expects to invest primarily in equity securities.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in the common stock of companies located outside the U.S. which have total stock market capitalization or annual revenues of $1.5 billion or less ("small company securities").

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.




The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

The MID CAP CORE TRUST (available for sale May 5, 2003) seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies.

The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in at least three different countries, including the U.S. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies that the subadviser believes are undervalued.

The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.

The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospectus. These companies are generally medium-to-large capitalization companies.

The QUANTITATIVE ALL CAP TRUST (available for sale May 5, 2003) to seek long-term growth of capital by investing, under normal circumstances, primarily in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

The ALL CAP CORE TRUST (formerly, Growth Trust) seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the Russell 3000 Index*.

The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.




The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing, under normal market conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip growth companies. Many of the stocks in the portfolio are expected to pay dividends.

The U.S. LARGE CAP TRUST (formerly, U.S. Large Cap Value Trust) seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The STRATEGIC VALUE TRUST (formerly, Capital Opportunities Trust) seeks capital appreciation by investing, under normal market conditions, at least 65% of its net assets in common stocks and related securities of companies which the subadviser believes are undervalued in the market relative to their long term potential.

The LARGE CAP VALUE TRUST (available for sale May 5, 2003) seeks long-term growth of capital by investing, under normal market conditions, primarily in a diversified portfolio of equity securities of large cap companies located in the U.S.

The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies.

The SMALL CAP OPPORTUNITIES TRUST (available for sale May 5, 2003) seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.

The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index* at the time of purchase.

The SPECIAL VALUE TRUST (available for sale May 5, 2003) seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index.

The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.

The ALL CAP VALUE TRUST seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.

The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.


The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing the portfolio's assets in a balanced portfolio of (i) equity securities and (ii) fixed income securities.

The GLOBAL ALLOCATION TRUST (formerly, Tactical Allocation Trust) seeks total return, consisting of long-term capital appreciation and current income, by investing in equity and fixed income securities of issuers located within and outside the U.S.

The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing in a diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

The REAL RETURN BOND TRUST (available for sale May 5, 2003) seeks maximum return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index*.

The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE
Index")*.

The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index*.

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index*.

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index*.

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

         ISSUING A POLICY

         REQUIREMENTS

         To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

         Policies may be issued on a basis which does not take into account the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

         Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" above).

         The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Validity are measured.

         If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

         (i) the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and

         (ii)     the Issue Date will be the date the Company issues the Policy.

         The initial premium must be received within 60 days after the Issue Date, and the life insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, we will cancel the Policy and return any partial premiums paid to the applicant.

         MINIMUM INITIAL FACE AMOUNT


         We will generally issue a Policy only if it has a Face Amount of at least $100,000.


         BACKDATING A POLICY

         Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a Policy is backdated, we will credit Net Premiums received prior to the Effective Date of a Policy with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

         As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

         TEMPORARY INSURANCE AGREEMENT

         In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets the Company's usual and customary underwriting standards for the coverage applied for.

         The acceptance of an application is subject to the Company's underwriting rules, and we reserve the right to request additional information or to reject an application for any reason.

         Persons failing to meet standard underwriting classification may be eligible for a Policy with an Additional Rating assigned to it.

         RIGHT TO EXAMINE THE POLICY

         You may return a Policy for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy may be mailed or delivered to the Manulife USA agent who sold it or to our Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after we receive the returned Policy at our Service Office, we will refund to the policyowner an amount equal to either:

         (1)      the amount of all premiums paid or

         (2) (a) the difference between payments made and amounts allocated to the Separate Account and the Fixed Account; plus

                  (b) the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company; minus

                  (c) any partial withdrawals made and policy loans taken.

         Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

         If you request an increase in Face Amount which results in new Surrender Charges, you will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

         We reserve the right to delay the refund of any premium paid by check until the check has cleared.

         LIFE INSURANCE QUALIFICATION

         A Policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time of application, the policyowner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the Policy is issued.

         CASH VALUE ACCUMULATION TEST

         Under the Cash Value Accumulation Test ("CVAT"), the Policy Value may not at any time exceed the Net Single Premium. The Net Single Premium is the one payment that would be needed on a specific date to fund future Policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a Policy meets the CVAT, the Company will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded.

         GUIDELINE PREMIUM TEST

         Under the Guideline Premium Test, the sum of premiums paid into the Policy may not at any time exceed the Guideline Premium Limitation as of such time. The Guideline Premium Limitation is, as of any date, the greater of:

         (a)      the Guideline Single Premium, or

         (b)      the sum of the Guideline Level Premiums to such date.

         If you elected this test, the Guideline Single Premium and the Guideline Level Premium are as set forth in the Policy.

         The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable minimum death benefit percentage for the Attained Age of the life insured. See "Death Benefits - Minimum Death Benefit."

         The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit.

         Changes to the Policy may affect the maximum amount of premiums, such as:

         -    a change in the Policy's Face Amount.

         -    a change in the death benefit option.

         -    partial withdrawals.

         -    addition or deletion of Supplementary Benefits.

         Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

         DEATH BENEFITS

         If the Policy is in force at the time of the death of the life insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any Supplementary Benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the life insured should die after we receive a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

         DEATH BENEFIT OPTIONS

         There are two death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.

         DEATH BENEFIT OPTION 1

         Under Option 1, the death benefit is the Face Amount of the Policy at the date of death.

         DEATH BENEFIT OPTION 2

         Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death.

         If any partial withdrawals are made, the death benefit, whether it is Option 1 and 2, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for Death Benefit Option 1. See "Policy Surrender and Partial Withdrawals - Reduction in Face Amount due to a Partial Withdrawal."

         If the life insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.

         MINIMUM DEATH BENEFIT.

         The Minimum Death Benefit depends on whether the policyowner elected the Guideline Premium Test or the Cash Value Accumulation Test for qualification of the Policy as life insurance under the Code. See "Issuing a Policy - Life Insurance Qualification."

         If you elected the Guideline Premium Test, the sum of the death benefit as described above and the benefit payable under any Supplementary Term Insurance on the life insured will never be less than the Policy Value at the date of death multiplied by the applicable minimum death benefit percentage in the table below.

---------------------------------------------
  TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES
---------------------------------------------
ATTAINED AGE            APPLICABLE PERCENTAGE
40 and under                      250%
     45                           215%
     50                           185%
     55                           150%
     60                           130%
     65                           120%
     70                           115%
     75                           105%
     90                           105%
95 and above                      100%
---------------------------------------------

         For ages not shown, the applicable percentage can be found by reducing the above applicable percentages proportionately.

         If you elected the Cash Value Accumulation Test, on any date the sum of the death benefit as described above, plus the benefit payable under any Supplementary Term Insurance on the life insured, will always be equal to the amount required on such date to produce a Policy Value that does not exceed the Net Single Premium required to fund future benefits under the policy.

         CHANGING THE DEATH BENEFIT OPTION

         You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000 [$500,000].

         A change in the death benefit option will result in a change in the Policy's Face Amount in order to avoid any change in the amount of the death benefit, as follows:

         CHANGE FROM OPTION 1 TO OPTION 2

         The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

         CHANGE FROM OPTION 2 TO OPTION 1

         The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

         No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

         CHANGING THE FACE AMOUNT

         Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

         INCREASE IN FACE AMOUNT

         You may increase the Face Amount once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000 or such other Minimum Face Amount Increase as the Company may establish on 90 days written notice to you. An increase will become effective at the beginning of the Policy Month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the life insured's Attained Age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

         NEW SURRENDER CHARGES FOR AN INCREASE

         An increase in Face Amount will usually result in the Policy being subject to new Surrender Charges. The new Surrender Charges will be computed as if a new Policy were being purchased for the increase in Face Amount. The premiums attributable to the new Face Amount will not exceed the Surrender Charge Premium Limit associated with that increase. There will be no new Surrender Charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a right to examine with respect to any increase resulting in new Surrender Charges.

         An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.

         INCREASE WITH PRIOR DECREASES

         If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

         CHANGING BOTH THE FACE AMOUNT AND THE DEATH BENEFIT OPTION

         If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.

         DECREASE IN FACE AMOUNT

         Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000 or such other Minimum Face Amount Decrease as the Company may establish on 90 days written notice to you. A written request from a policyowner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. Under no circumstances should the sum of all decreases cause the Policy to fall below the minimum Face Amount of $100,000 [$500,000]. For information on Surrender Charges on a decrease in Face Amount, see "Charges and Deductions - Surrender Charges."

         FACTORS THAT AFFECT THE DEATH BENEFIT

         In the case of Death Benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Benefit Summary." These factors do not affect the Face Amount of the Policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the Policy does not lapse.

         PREMIUM PAYMENTS

         INITIAL PREMIUMS

         No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

         The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

         On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

         SUBSEQUENT PREMIUMS

         After the payment of the initial premium, premiums may be paid at any time and in any amount until the life insured's Attained Age 100, subject to the limitations on premium amount described below.

         A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. We will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

         The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.

         Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse. However, in states where permitted, the Policy does have a No-Lapse Guarantee which would prevent the Policy from lapsing during the guarantee period.

         All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day we receive the premiums at our Service Office unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

         MAXIMUM PREMIUM LIMITATION

         If the Policy is issued under the Guideline Premium Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

         If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

         PREMIUM ALLOCATION

         Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any whole number between zero and 100, provided the total allocation equals
         100. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. Changes may also be made by telephone if a valid authorization form is on file with us.

         INVESTMENT CREDIT

         After the tenth policy anniversary, we may credit your Investment Account annually on the Policy Anniversary Date with an amount equal to the percentage credit listed below multiplied by the value of your Investment Account on this date, provided the Investment Account is not subject to an existing loan. The investment credit percentages are 0.075% for policy anniversary years 11-20 and 0.175% thereafter. Any credit will be added to your Investment Account according to your most recent allocation instructions. This credit is not guaranteed and we reserve the right to discontinue making such payments at any time.

         CHARGES AND DEDUCTIONS

         The Company makes various charges under the Policy. Charges are deducted from premiums, monthly from Policy Values and upon surrender of a Policy, a decrease in Face Amount, a partial withdrawal or lapse of a Policy. These charges are discussed below.

         The Policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider and the Cash Value Enhancement Plus Rider. Adding either rider to the Policy will alter certain charges under the Policy. The charges associated with these riders are discussed under "Other Provisions of the Policy - Cash Value Enhancement Riders."

         PREMIUM CHARGES

         During the first 10 Policy Years, Manulife USA deducts a premium charge from each premium payment equal to 7.5% of the premium. Thereafter, the premium charge is equal to 5% of the premium. The premium charge is paid to the Company and is designed to cover a portion of the Company's acquisition and sales expenses and premium and federal DAC taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.

         SURRENDER CHARGES

         The Company will deduct a Surrender Charge if, during the first 15 years (or during the shorter periods noted below) following the Policy Date or the effective date of a Face Amount increase:

                  -        the Policy is surrendered for its Net Cash Surrender
                           Value,

                  -        a partial withdrawal is made,

                  - the Face Amount is decreased in excess of the Surrender Charge Decrease Exemption,

                  -        the Policy lapses.

         Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender or lapse of the Policy or if a partial withdrawal is made.

         The Surrender Charge, together with a portion of the premium charge, is paid to the Company and is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature. The Surrender Charge is calculated separately for the initial Face Amount and each Face Amount increase.

         The Surrender Charge period varies based on the age of the Insured on the date of issuance of the Policy or the date of any Face Amount increase (as applicable) as follows:

 AGE                 SURRENDER CHARGE PERIOD
  0-50                      15 Years
  51                        14 Years
  52                        13 Years
  53                        12 Years
  54                        11 Years
  55+                       10 Years

         The Surrender Charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the applicable Grading Percentage, where:

         (i) is the Rate per $1000 of initial Face Amount (or Face Amount increase);

         (ii) is 120% of the lesser of (a) the premiums paid in the first Policy Year per $1000 of initial Face Amount (or the premiums attributable to each $1000 of Face Amount increase in the first year following the increase) or (b) the Surrender Charge Premium Limit set out in the Policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and

         (iii) is the initial Face Amount (or the Face Amount increase) divided by 1000.

         The Rate per $1000 of initial Face Amount is based on the life insured's Age at issuance of the Policy and the death benefit option in effect. The Rate per $1000 of Face Amount increase is based on the life insured's Attained Age and the death benefit option in effect at the time of an increase. The Rates per $1000 are set forth in the following table.

              TABLE OF GUARANTEED SURRENDER CHARGE RATES PER $ 1000
                     OF FACE AMOUNT OR FACE AMOUNT INCREASE

------------------------------------------------------------------
   AGE AT ISSUANCE OR           DEATH BENEFIT        DEATH BENEFIT
ATTAINED AGE AT INCREASE          OPTIONS 1            OPTION 2
------------------------------------------------------------------
       25 or less                  $ 7.54               $ 6.50
------------------------------------------------------------------
       26 - 35                     $ 6.61               $ 5.78
------------------------------------------------------------------
       36 - 45                     $ 6.09               $ 4.85
------------------------------------------------------------------
       46 - 55                     $ 4.13               $ 4.65
------------------------------------------------------------------
       56 - 65                     $ 2.99               $ 1.96
------------------------------------------------------------------
       66+                         $ 2.48               $ 1.96
------------------------------------------------------------------

         The Grading Percentage varies with the Policy Month in which the transaction causing the assessment of the Surrender Charge occurs. As indicated in the following table, the Grading Percentage starts at 100% for the first Policy Month and grades down evenly each Policy Month reaching zero at the end of a maximum of 15 years.

             GRADING PERCENTAGES DURING THE SURRENDER CHARGE PERIOD
        (Applicable to the Initial Face Amount and Subsequent Increases)
             The Grading Percentages Will Not Exceed The Following:

-------------------------------------------------------------------------------------
SURRENDER                          AGE AND GRADING PERCENTAGE**
 CHARGE              ----------------------------------------------------------------
 PERIOD*             0-50        51          52         53         54          55+
-------------------------------------------------------------------------------------
    1                100%       100%        100%       100%       100%        100%
-------------------------------------------------------------------------------------
    2                 93%        93%         92%        92%        91%         90%
-------------------------------------------------------------------------------------
    3                 87%        86%         85%        83%        82%         80%
-------------------------------------------------------------------------------------
    4                 80%        79%         77%        75%        73%         70%
-------------------------------------------------------------------------------------
    5                 73%        71%         69%        67%        64%         60%
-------------------------------------------------------------------------------------
    6                 67%        64%         62%        58%        55%         50%
-------------------------------------------------------------------------------------
    7                 60%        57%         54%        50%        45%         40%
-------------------------------------------------------------------------------------
    8                 53%        50%         46%        42%        36%         30%
-------------------------------------------------------------------------------------
    9                 47%        43%         38%        33%        27%         20%
-------------------------------------------------------------------------------------
   10                 40%        36%         31%        25%        18%         10%
-------------------------------------------------------------------------------------
   11                 33%        29%         23%        17%         9%          0%
-------------------------------------------------------------------------------------
   12                 27%        21%         15%         8%         0%
-------------------------------------------------------------------------------------
   13                 20%        14%          8%         0%
-------------------------------------------------------------------------------------
   14                 13%         7%          0%
-------------------------------------------------------------------------------------
   15                  7%         0%
-------------------------------------------------------------------------------------
   16                  0%
-------------------------------------------------------------------------------------

         * The Grading Percentages shown are at the beginning of each Policy Year. Proportionate Grading Percentages apply for other Policy Months.

         ** Age for the Initial Face amount refers to the Age at Policy Date. For a subsequent Face Amount increase, Age refers to the attained age at the time of the increase.

         ILLUSTRATION OF SURRENDER CHARGE CALCULATION

         ASSUMPTIONS

         -        45 year old male (standard risk and nonsmoker status)

         -        Death Benefit Option 1

         - $ 20,000 in premiums have been paid on the Policy in the first Policy Year

         - Surrender Charge Premium Limit for the Policy is $16.06 per thousand of Face Amount

         - Face Amount of the Policy at issue is $500,000 and no increases have occurred

         - Policy is surrendered during the first month of the first policy year.

         SURRENDER CHARGE

         The Surrender Charge to be assessed would be $12,680 determined as follows:

         (1) First, the applicable Rate per $1000 of initial Face Amount as set forth in the table above ($6.09) is added to 120% of the lesser of the premiums paid per $1000 of initial Face Amount or the Surrender Charge Premium Limit.

         $6.09 plus (120%) x [the lesser of $20,000/(500,000/1000) or $16.06] =
         $25.36.

         (2) Next, this figure is multiplied by the initial Face Amount divided by 1000.

         $25.36 x [500,000/1000 or 500] = $12,680.

         (3) Finally, the figure obtained in step 2 is multiplied by the applicable Grading Percentage for the first month of the first Policy Year (100%).

         $12,680 x 100% = $12,680.

         Depending upon the Face Amount of the Policy, the Age of the life insured at issuance, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and, therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

         SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

         A partial withdrawal made during the Surrender Charge Period will result in the assessment of a pro-rata portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the Policy as of the date of the withdrawal. It will equal (a) divided by (b), multiplied by (c), where:

         (a) is the amount of the partial Net Cash Surrender Value withdrawal;

         (b) is the Net Cash Surrender Value prior to the withdrawal; and

         (c) is the current total Surrender Charge prior to the withdrawal.

         The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account unless you direct that the Surrender Charges be deducted from one or more Investment Accounts or the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

         Whenever a portion of the Surrender Charges is deducted as a result of a partial withdrawal, the Policy's remaining Surrender Charges will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the partial withdrawal.

         SURRENDER CHARGE ON DECREASE IN FACE AMOUNT

         If the Face Amount of insurance is decreased, a pro-rata Surrender Charge will be deducted from the Policy Value for decreases in excess of the Surrender Charge Decrease Exemption. A decrease in Face Amount caused by a change from Death Benefit Option 1 to Option 2 will not incur a pro-rata Surrender Charge. Each time a pro-rata Surrender Charge is deducted for a Face Amount decrease, the remaining Surrender Charge will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the Face Amount decrease.

         The Surrender Charge Decrease Exemption is 10% of the initial Face Amount. Once Cumulative Face Amount decreases exceed 10% of the initial Face Amount, the Surrender Charge Decease Exemption no longer applies and a surrender charge will be applied to Face Amount decreases in excess of the Exemption amount. This amount is set at issuance of the Policy and applies to decreases in the initial Face Amount of insurance only. This exemption does not apply to a full surrender of the Policy or a partial withdrawal of Net Cash Surrender Value.

         MONTHLY DEDUCTIONS

         On the Policy Date and at the beginning of each Policy Month, a deduction is taken from the Net Policy Value to cover certain charges in connection with the Policy until the Policy Anniversary when the life insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These monthly deductions consist of:

         -        an administration charge;

         -        an asset-based risk charge;

         -        a Face Amount charge; and

         -        a cost of insurance charge.

         If applicable, there may be additional monthly charges for any Supplementary Benefits added to the Policy.

         All of the monthly deductions, except for the asset-based risk charge, may be allocated among the Investment Accounts and the Fixed Account as specified by the policyowner and approved by us. Absent such specification, the monthly deductions, except the asset-based risk charge, will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy value in each bears to the Net Policy Value. The asset-based risk charge will be allocated among the Investment Accounts in the same proportion as the value in each Investment Account bears to the total value of all Investment Accounts.

         ADMINISTRATION CHARGE

         The administration charge is paid to the Company and is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy. During the first 5 Policy Years, this monthly charge will be $40. For all subsequent Policy Years, the monthly administration charge will be $20.

         FACE AMOUNT CHARGE

         There is a monthly per $1000 Face Amount charge that is paid to the Company. The monthly charge per $1000 of Face Amount varies by the Age of the life insured at issuance (or the Attained Age of the life insured at the time of an increase) and the death benefit option in effect as set forth in the following table. This charge applies to the Face Amount for the first 10 Policy Years.

-------------------------------------------------------
                           DEATH              DEATH
                          BENEFIT            BENEFIT
                          OPTION 1           OPTION 2
-------------------------------------------------------
    AGE*/                First Ten          First Ten
ATTAINED AGE*           Policy Years       Policy Years
-------------------------------------------------------
 25 or less                $0.08              $0.04
-------------------------------------------------------
 35                        $0.11              $0.06
-------------------------------------------------------
 45                        $0.22              $0.10
-------------------------------------------------------
 55                        $0.31              $0.17
-------------------------------------------------------
 65                        $0.60              $0.39
-------------------------------------------------------
 75                        $0.89              $0.61
-------------------------------------------------------
 85+                       $1.18              $0.83
-------------------------------------------------------

* The monthly charge for non-decennial ages is found by interpolating the two current tabular entries.

         ASSET-BASED RISK CHARGE

         A charge is assessed against the Investment Accounts monthly at an annual rate of 0%. This rate is guaranteed not to exceed 0.30%. This charge is paid to the Company to compensate it for the sales, administrative and other expenses it may incur. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

         COST OF INSURANCE CHARGE

         The monthly cost of insurance charge is paid to the Company and is determined as the rate of the cost of insurance for a specific Policy Month, as described below, multiplied by the net amount at risk.

         For Death Benefit Option 1, the net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

         (a) is the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663; and

         (b) is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance.

         For Death Benefit Option 2, the net amount at risk is equal to the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663.

         Since the net amount of risk for Death Benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlyling investment options chosen, payment of premiums and charges assessed.

         The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the life insured's Age, sex and Risk Classification, the duration that coverage has been in force and the net amount at risk.

         The Company applies unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

         The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on a unismoker version of the 1980 Commissioners Smoker Distinct, Age Nearest Birthday, Mortality tables. Current cost of insurance rates may be less than the guaranteed rates.

         CHARGES FOR TRANSFERS

         A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

         REDUCTION IN CHARGES INVESTMENT MANAGEMENT FEES AND EXPENSES

         The investment management fees and expenses of the portfolios of Manufacturers Investment Trust, the underlying variable investment options for the Policy, are set forth in the prospectus for the Trust which is attached to this prospectus. These fees and expenses are also set forth above in the "Table of Investment Management Fees and Expenses."

         The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy's charges in certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commission or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, expected persistency of the individual Policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

         SPECIAL PROVISIONS FOR EXCHANGES

         The Company will permit owners of certain fixed life insurance contracts issued by the Company to exchange their contracts for the Policies described in this prospectus (and likewise, owners of Policies described in this prospectus may also exchange their Policies for certain fixed life insurance contracts issued by the Company). Policyowners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.

         COMPANY TAX CONSIDERATIONS

         At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

         POLICY VALUE

         DETERMINATION OF THE POLICY VALUE

         A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

         The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Return Summary."

         INVESTMENT ACCOUNTS

         An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

         FIXED ACCOUNT

         Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manulife USA. For a detailed description of the Fixed Account, see "The General Account - Fixed Account."

         LOAN ACCOUNT

         Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Interest Credited Differential. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

         UNITS AND UNIT VALUES

         CREDITING AND CANCELING UNITS

         Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

         A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

         Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

         UNIT VALUES

         The value of a unit of each sub-account was initially fixed at $10.00 or 12.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

         The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

         (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

         (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

         The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

         TRANSFERS OF POLICY VALUE

         At any time, the policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Accounts." Transfer requests must be in writing in a form satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

         We reserve the right to impose limitations on transfers, including the maximum amount that may be transferred. We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iii) in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Trust. In addition, we reserve the right to defer the transfer privilege at any time when we are unable to purchase or redeem shares of the Trust.

         While the Policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

         (a)      within eighteen months after the Issue Date; or

         (b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

         Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

         TRANSFERS INVOLVING FIXED ACCOUNT

         The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

         TELEPHONE TRANSFERS

         Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

         DOLLAR COST AVERAGING

         The Company offers policyowners an optional Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5.

         The Company will provide you with 90 days' written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

         The Company reserves the right to cease to offer this program as of 90 days after written notice of termination is sent to the policyowner.

         ASSET ALLOCATION BALANCER TRANSFERS

         Under the optional Asset Allocation Balancer program, the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner's premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs the Company otherwise or has elected the DCA program. The charge for a transfer made under the Asset Allocation Balancer program will not exceed $15. The Company will provide you with 90 days' written notice of any change in the current charge.

         The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

         POLICY LOANS

         While a Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value in an amount not to exceed the Maximum Loanable Amount. The Policy serves as the only security for the loan. Policy loans may have tax consequences. See "Tax Treatment of Policy Benefits - Interest on Policy Loans After Year 10" and "Tax Treatment of Policy Benefits - Policy Loan Interest."

         EFFECT OF POLICY LOANS

         A Policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A Policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a Policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a Policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

         INTEREST CHARGED ON POLICY LOANS

         Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy and added to the Policy Debt.

         Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease at the life insured's Attained Age 100. The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the Policy out of default.

         LOAN ACCOUNT

         When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

         INTEREST CREDITED TO THE LOAN ACCOUNT

         Interest will be credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.5% thereafter. The Company may change the Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

         For a Policy that is not a Modified Endowment Contract ("MEC"), the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law.

         LOAN ACCOUNT ADJUSTMENTS

         On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

         LOAN REPAYMENTS

         You may repay the Policy Debt in whole or in part at any time prior to the death of the life insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. We will allocate loan repayments first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

         Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, the Company may require that any amounts paid to it be applied to outstanding loan balances.

         POLICY SURRENDER AND PARTIAL WITHDRAWALS

         POLICY SURRENDER

         You may surrender a Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the Policy and your written request for surrender at our Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

         PARTIAL WITHDRAWALS

         You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a partial withdrawal, see "Charges and Deductions - Surrender Charges."


         Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.


         REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

         If Death Benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under "Death Benefit - Minimum Death Benefit," the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata Surrender Charge exceeds the difference between the death benefit and the Face Amount.

         If Death Benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a Policy.

         When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

         LAPSE AND REINSTATEMENT

         LAPSE

         Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy - Tax Treatment of Policy Benefits - Surrender or Lapse." The Company will notify the policyowner of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If we do not receive the required payment by the end of the grace period, the Policy will terminate with no value.

         NO-LAPSE GUARANTEE

         In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to fall to zero or below during such period.

         The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

         The No-Lapse Guarantee Premium is set at issuance of the Policy and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if there is (i) a change in the Face Amount of the Policy, (ii) a change of the death benefit option,
         (iii) a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) any change in the Supplementary Benefits added to the Policy or the Risk Classification of the life insured.

         The No-Lapse Guarantee Period is described under "Definitions."

         While the No-Lapse Guarantee is in effect, the Company will determine, at the beginning of any Policy Month that a Policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

         (a) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

         (b) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

         If we do not receive the required payment by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

         NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST

         The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid to date, less any Policy Debt and less any gross withdrawals taken on or before the date of the test, is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

         DEATH DURING GRACE PERIOD

         If the life insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

         REINSTATEMENT

         A policyowner may, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

         (a) Evidence of the life insured's insurability, satisfactory to the Company, is provided to the Company; and

         (b) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the amount needed to keep the Policy in force to the next scheduled date for payment of the Planned Premium, must be paid to the Company.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policyowner's request or the date we receive the required payment at our Service Office. In addition, any Surrender Charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. Any Policy Debt not paid upon termination of a Policy will be reinstated if the Policy is reinstated.

         THE GENERAL ACCOUNT

         The general account of Manulife USA consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manulife USA has sole discretion over the investment of the assets of the general account.

         By virtue of exclusionary provisions, interests in the general account of Manulife USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

         FIXED ACCOUNT

         A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

         POLICY VALUE IN THE FIXED ACCOUNT

         The Policy Value in the Fixed Account is equal to:

                  (a) the portion of the net premiums allocated to it; plus

                  (b) any amounts transferred to it; plus

                  (c) interest credited to it; less

                  (d) any charges deducted from it; less

                  (e) any partial withdrawals from it; less

                  (f) any amounts transferred from it.

         INTEREST ON THE FIXED ACCOUNT

         An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

         OTHER PROVISIONS OF THE POLICY

         CASH VALUE ENHANCEMENT RIDERS

         The Policy may be issued with one of two optional Cash Value Enhancement riders: (1) the Cash Value Enhancement Rider or (2) the Cash Value Enhancement Plus Rider. The decision to add either one of these two riders to a Policy must be made at issuance of the Policy and, once made, is irrevocable. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the Surrender Charge that would otherwise have applied upon Policy surrender or lapse. The Cash Value Enhancement Rider does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge.

         Under each of the riders, the enhancement in Cash Surrender Value is equal to the Surrender Charge multiplied by the applicable Cash Value Enhancement Factor. The applicable Cash Value Enhancement Factors under the two riders during the Surrender Charge Period are set forth below:

                         CASH VALUE ENHANCEMENT FACTORS
          (Applicable to Initial Face Amount and Subsequent Increases)

                   Cash Value Enhancement        Cash Value Enhancement
Policy Year                Rider                       Plus Rider
-----------                -----                       ----------
     1                      90                             100
     2                      80                             100
     3                      60                             100
     4                      40                             100
     5                      20                             100
     6+                      0                             100

         Adding either of the Cash Value Enhancement riders to a Policy will alter certain of the charges under the Policy, as illustrated in the following table. There will be no change in the monthly administration and cost of insurance charges under the Policy.

                  COMPARATIVE MONTHLY CHARGES WITH ADDITION OF
                          CASH VALUE ENHANCEMENT RIDERS

-----------------------------------------------------------------------------------------------------------------------
        CHARGES
-----------------------------------------------------------------------------------------------------------------------
                                                                             THE POLICY
-----------------------------------------------------------------------------------------------------------------------
Premium Charge                               7.5%  for first 10 Policy Years and 5% thereafter
-----------------------------------------------------------------------------------------------------------------------
Asset-Based Risk Charge                      0%  per Policy Year (guaranteed not to exceed 0.3%)
-----------------------------------------------------------------------------------------------------------------------

                                                               THE POLICY WITH CASH VALUE ENHANCEMENT RIDER
-----------------------------------------------------------------------------------------------------------------------
Premium Charge                               8.5%  for first 10 Policy Years and 5.5% thereafter
-----------------------------------------------------------------------------------------------------------------------
Asset-Based Risk Charge                      0%  per Policy Year (guaranteed not to exceed 0.3%)
-----------------------------------------------------------------------------------------------------------------------

                                                            THE POLICY WITH CASH VALUE ENHANCEMENT PLUS RIDER
-----------------------------------------------------------------------------------------------------------------------
Premium Charge                               3.25% for first 10 Policy Years and 2.25% thereafter
-----------------------------------------------------------------------------------------------------------------------
Asset-Based Risk Charge                      1% per Policy Year for the first 15 Policy Years (guaranteed not to exceed
                                             1.30%) and 0.25% thereafter (guaranteed not to exceed 0.55%)
-----------------------------------------------------------------------------------------------------------------------

         RETURN OF PREMIUM RIDER DEATH BENEFIT

         The Policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

         The Return of Premium Rider death benefit is equal to the initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero).

                  Cessation of Increases. Increases in the Return of Premium Death Benefit coverage will cease at the earlier of:

                  (a) the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;

                  (b) the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to Death Benefit Option 2; or

                  (c) the date as of which Monthly Deductions cease and no further premiums may be paid in determining the amount of the Return of Premium death benefit coverage.

                  Decreases in Coverage. The Return of Premium Death Benefit may be decreased if requested by the policyowner. The decrease will take effect at the beginning of the Policy Month on or next following the date the Company approves the request. The Return of Premium Rider Death Benefit coverage will be reduced by the amount of the requested decreased. Decreases in the death benefit are not subject to pro-rata Surrender Charges.

                  Partial Withdrawals. If the Policyowner makes a written request for a partial withdrawal of net cash surrender value while this rider is inforce, the Company will process the withdrawal so that it first reduces the amount of the Return of Premium Death Benefit coverage. Any withdrawals will be subject to a pro-rata surrender charge as described under "Charges and Deductions - Surrender Charges." In addition, the Face Amount will be reduced by the amount by which the withdrawal plus the Surrender Charge exceeds the amount of the Return of Premium Rider Death Benefit.

                  No Lapse Guarantee. The No Lapse Guarantee provisions of the Policy apply to the Return of Premium Rider Death Benefit for the first two Policy Years only.

         POLICYOWNER RIGHTS

         Unless otherwise restricted by a separate agreement, the policyowner may, until the life insured's death:

                  -    Vary the premiums paid under the Policy.

                  -    Change the death benefit option.

                  -    Change the premium allocation for future premiums.

                  -    Transfer amounts between sub-accounts.

                  -    Take loans and/or partial withdrawals.

                  -    Surrender the contract.

                  -    Transfer ownership to a new owner.

                  - Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

                  -    Change or revoke a contingent owner.

                  -    Change or revoke a beneficiary.

         ASSIGNMENT OF RIGHTS

         Manulife USA will not be bound by an assignment until it receives a copy of the assignment at its Service Office. We assume no responsibility for the validity or effects of any assignment.

         BENEFICIARY

         One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes - primary, secondary, and final. Beneficiaries in the same class will share equally in the insurance benefit payable to them. Beneficiaries may be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the life insured's lifetime by giving written notice to the Company in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the life insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

         VALIDITY

         The Company will not contest the validity of a Policy after it has been in force during any life insured's lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the life insured for two years. If a Policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

         MISSTATEMENT OF AGE OR SEX

         If the stated age or sex, or both, of the life insured in the Policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

         SUICIDE EXCLUSION

         If the life insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

         If the life insured dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the Monthly Deductions taken for the increase.

         The Company reserves the right to obtain evidence of the manner and cause of death of the life insured.

         SUPPLEMENTARY BENEFITS

         Subject to certain requirements, one or more Supplementary Benefits may be added to a Policy, including those providing a death benefit guarantee, term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate-owned policies, permitting a change of the life insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deductions.

         TAX TREATMENT OF THE POLICY

         The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the IRS. MANULIFE USA DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICY.

         The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax advisor should be consulted for advice on the tax attributes of the particular arrangement.

         The Company is taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, the Company's operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, the Company is not taxed on the investment income and capital gains of the Separate Account, but the operations of the Separate Account may reduce the Company's Federal income taxes. For example, the Company may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by Trust portfolios. The Company's use of these tax credits and deductions will not adversely affect or benefit the Separate Account. The Company does not anticipate that it will be taxed on the income and gains of the Separate Account in the future, but if the Company is, it may impose a corresponding charge against the Separate Account.

         LIFE INSURANCE QUALIFICATION

         There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

         -        The Policy must satisfy the definition of life insurance under
                  Section 7702 of the Code.

         - The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

         - The Policy must be a valid life insurance contract under applicable state law.

         - The policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

         These four items are discussed in detail below.

         DEFINITION OF LIFE INSURANCE

         Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium and the Cash Value Corridor Tests. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the Policy, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

         With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

         With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

         The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

         If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

         DIVERSIFICATION

         Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

         STATE LAW

         A policy must qualify as a valid life insurance contract under applicable state laws. State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

         INVESTOR CONTROL

         In certain circumstances, owners of variable life insurance policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury

         Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

         The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

         TAX TREATMENT OF POLICY BENEFITS

         The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

         The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

         DEATH BENEFIT

         The death benefit under the Policy should be generally excludable from the gross income of the beneficiary under Section 101(a)(1) of the CODE. A transfer of the Policy for valuable consideration, however, may cause a portion of the death benefit to be taxable. (See "Other Transactions" below.)

         In general, at the insured's death, an estate tax is imposed on assets that are treated as part of the insured's estate. Death benefits are included in the insured's estate if the estate is the beneficiary under the policy, if the insured owned the policy at death, or if the insured had retained certain incidents of ownership in the policy. In addition, if within three years of the insured's death, the insured made a gift of the policy or relinquished those incidents of ownership which would have otherwise caused the policy to be treated as part of the insured's estate, the death benefit will be included in the insured's estate.

         CASH VALUES

         Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

         INVESTMENT IN THE POLICY

         Investment in the Policy means:

         - the aggregate amount of any premiums or other consideration paid for the Policy; minus

         - the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified enfowment contract ("MEC"), to the extent such amount has been excluded from gross income, will be disregarded); plus

         - the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

         The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

         SURRENDER OR LAPSE

         Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of Policy Debt exceeds the total Investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

         If, at the time of lapse or surrender, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements.

         DISTRIBUTIONS

         The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC.

         DISTRIBUTIONS FROM NON-MECs

         A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. In general, loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner. (But see the discussion of the tax treatment of loans made after year ten in the section "Interest on Policy Loans After Year 10").

         FORCE OUTS

         An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

         DISTRIBUTIONS FROM MECs

         Policies classified as MECs will be subject to the following tax rules:

         - First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

         - Second, loans taken from or secured by such a Policy and assignments or pledges of any part of its value are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

         - Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

         -        is made on or after the policyowner attains age 59 1/2;

         -        is attributable to the policyowner becoming disabled; or

         - is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

         These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

         Definition of Modified Endowment Contracts

         Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts" or "MECs," which applies to Policies entered into or materially changed after June 20, 1988.

         In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

         The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

         Material Changes

         A Policy that is not a MEC may become a MEC if it is "materially changed." If there is a material change to the Policy, the seven-year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

         Reductions in Face Amount

         If there is a reduction in benefits during the first seven Policy Years, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.

         Exchanges

         A life insurance contract received in exchange for a MEC will also be treated as a MEC.

         Processing of Premiums

         If a premium, which would cause the Policy to become a MEC, is received within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium on the next anniversary will be refunded to the policyowner.) The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary. The interest credited will be taxable to the owner in the year earned.

         If a premium, which would cause the Policy to become a MEC, is received more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

         If, in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a MEC, excess premiums that would cause MEC status will be credited to the account as of the original date received.

         Multiple Policies

         All MEC's that are issued by a company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under
         Section 72(e) of the Code.

         POLICY LOAN INTEREST

         Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

         Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

         The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies issued after June 8, 1997 bear to the sum of average unborrowed policy and annuity contract cash values and the average adjusted bases for all other assets of the taxpayer.

         If the policyowner is an individual, and if the taxpayer is a business and is not the policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

         INTEREST ON POLICY LOANS AFTER YEAR 10

         Interest is credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%. The actual rate credited is equal to the rate of interest charged on the policy loan, less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.5% thereafter. The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of no differential between the credited interest rate and the loan interest rate, the Company retains the right to decrease the crediting rate under the loan to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.

         POLICY EXCHANGES

         A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same life insured and issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The receipt of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.

         OTHER TRANSACTIONS

         A transfer of the Policy, a change in the owner, a change in the life insured, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the death benefit payable upon the death of the life insured may in certain circumstances be includible in taxable income to the extent that the death benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

         Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

         ALTERNATE MINIMUM TAX

         Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the death benefit proceeds.

         INCOME TAX REPORTING

         In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

         -        the value each year of the life insurance protection provided;

         -        an amount equal to any employer-paid premiums;

         -        income equal to imputed interest on a deemed employer loan; or

         - some or all of the amount by which the current value exceeds the employer's interest in the Policy.

         Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

         OTHER INFORMATION

         PAYMENT OF PROCEEDS

         As long as the Policy is in force, Manulife USA will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),
         (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

         REPORTS TO POLICYOWNERS

         Within 30 days after each Policy Anniversary, Manulife USA will send the policyowner a statement showing, among other things:

         -        the amount of death benefit;

         - the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

         - the value of the units in each Investment Account to which the Policy Value is allocated;

         - the Policy Debt and any loan interest charged since the last report;

         - the premiums paid and other Policy transactions made during the period since the last report; and

         -        any other information required by law.

         Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

         DISTRIBUTION OF THE POLICIES

         Manulife Financial Securities LLC ("Manulife Financial Securities"), an indirect wholly-owned subsidiary of MFC, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manulife USA. Manulife Financial Securities is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. Manulife Financial Securities is located at 73 Tremont Street, Boston, MA 02108 and is organized as a Delaware limited liability company. The sole member of Manulife Financial Securities is Manulife USA. The Policies will be sold by registered representatives of either Manulife Financial Securities or other broker-dealers having distribution agreements with Manulife Financial Securities who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.


         The commissions payable to a registered representative on sales of the Policy will not exceed: (a) 115% of premiums paid in the first year of the Policy plus (b) 2% of all premiums paid in years after the first year plus (c) 1.00% of the Net Policy Value per year. Commissions relating to a particular premium payment are generally paid in the year that the premium payment is made. However, these commissions may also, under certain circumstances, be paid over a period of time. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manulife USA or Manufacturers Life will be eligible for additional compensation.


         RESPONSIBILITIES OF MFC

         MFC entered into an agreement with Manulife Financial Securities pursuant to which MFC, on behalf of Manulife Financial Securities will pay the sales commissions in respect of the Policies and certain other policies issued by Manulife USA, prepare and maintain all books and records required to be prepared and maintained by Manulife Financial Securities with respect to the Policies and such other policies, and send all confirmations required to be sent by Manulife Financial Securities with respect to the Policies and such other policies. Manulife Financial Securities will promptly reimburse MFC for all sales commissions paid by MFC and will pay MFC for its other services under the agreement in such amounts and at such times as agreed to by the parties.

         Finally, Manulife USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

         VOTING RIGHTS

         As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manulife USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manulife USA will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manulife USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manulife USA to vote shares held in the Separate Account in its own right, it may elect to do so.

         The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manulife USA, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

         Manulife USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manulife USA reasonably disapproves such changes in accordance with applicable federal regulations. If Manulife USA does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

         SUBSTITUTION OF PORTFOLIO SHARES

         Although we believe it to be unlikely, it is possible that in the judgment of the management of Manulife USA, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manulife USA may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

         Manulife USA also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

         RECORDS AND ACCOUNTS

         The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

         All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

         STATE REGULATIONS

         Manulife USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

         Manulife USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

         LITIGATION

         No litigation is pending that would have a material effect upon the Separate Account or the Trust.

         FURTHER INFORMATION

         A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

         For further information you may also contact Manulife USA's Home Office, the address and telephone number of which are on the first page of the prospectus.

         OPTIONAL TERM RIDER

         The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance will always be less than or equal to the cost of insurance on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.

         ILLUSTRATIONS

         The tables illustrating the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time set forth in the Statement of Additional Information.

         FINANCIAL STATEMENTS

         The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.

         DEFINITIONS

         Additional Rating

         is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

         Age

         on any date is the life insured's age on his or her nearest birthday to the Policy Date. If no specific age is mentioned, age means the life insured's age on the Policy Anniversary nearest to the birthday.

         Attained Age

         is the Age at issue plus the number of whole years that have elapsed since the Policy Date.

         Business Day

         is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.

         Cash Surrender Value

         is the Policy Value less the Surrender Charge and any outstanding monthly deductions due.

         Gross Withdrawal

         is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

         Effective Date
         is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. The Company will take the first Monthly Deduction on the Effective Date.

         Fixed Account

         is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

         Investment Account

         is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

         Issue Date

         is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

         Life Insured

         is the person whose life is insured under this Policy.

         Loan Account

         is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

         Loan Interest Credited Differential

         is the difference between the rate of interest charged on a Policy Loan and the rate of interest credited to amounts in the Loan Account.

         Maximum Loanable Amount

         is 100% of the Policy Net Cash Surrender Value less estimated charges to the next Policy anniversary, including loan interest.

         Minimum Death Benefit

         is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured.

         Monthly No-Lapse Guarantee Premium

         is one-twelfth of the No-Lapse Guarantee Premium.

         Net Cash Surrender Value

         is the Cash Surrender Value less the Policy Debt.

         Net Policy Value

         is the Policy Value less the value in the Loan Account.

         Net Premium

         is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

         No-Lapse Guarantee

         is a provision of the Policy which occurs when the Policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

         No-Lapse Guarantee Period

         is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the life insured's age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular Policy is stated in the Policy.

         No-Lapse Guarantee Premium
         is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

         -        the Face Amount of insurance changes.

         -        a Supplementary Benefit is added, changed or terminated.

         -        the Risk Classification of the life insured changes.

         - a temporary Additional Rating is added (due to a face amount increase), or terminated.

         -        the death benefit option changes.

         No-Lapse Guarantee Cumulative Premium

         is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

         No-Lapse Guarantee Cumulative Premium Test

         is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any Gross Withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

         Policy Date

         is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

         Policy Debt

         as of any date equals (a) plus (b) plus (c) minus (d), where:

         (a)      is the total amount of loans borrowed as of such date;

         (b) is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;

         (c) is any interest charges accrued from the last Policy Anniversary to the current date; and

         (d)      is the total amount of loan repayments as of such date.

         Policy Value

         is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

         Service Office Address

         is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

         Surrender Charge Period

         is the period following the Policy Date or following any increase in Face Amount during which the Company will assess Surrender Charges. Surrender Charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

         Surrender Charge Premium Limit

         is used to determine the Surrender Charge. The Surrender Charge Premium Limit for the initial Face Amount is stated in the Policy. The Company will advise the policyowner of the Surrender Charge Premium Limit for any increase in Face Amount.

         Written Request

         is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

[back cover]

Additional information about the Policy is also contained in the Statement of Additional Information ("SAI") dated the same date as this Prospectus. The SAI is incorporated by reference into this Prospectus. The SAI is available upon request, without charge, by calling the following toll-free number: (800) 387-2747. This toll-free number may also be used to request other information about the Policy and to make contract owner inquiries.

         Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at (202) 942-8090. Reports and other information about the Policy are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.

                  The Registrant's Investment Company and 1933 Act File Numbers are 811-4834 and 333-85284 respectively.

                                   VERSION II
                                     EPVUL

PROSPECTUS

                              SEPARATE ACCOUNT A OF
                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


                                     EPVUL
                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



         This prospectus describes EPVUL, a flexible premium variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company (U.S.A.) (the "Company," "Manulife USA," "we" or "us").


         The Policy is designed to provide lifetime insurance protection together with flexibility as to:

         -        the timing and amount of premium payments,

         -        the investments underlying the Policy Value, and

         -        the amount of insurance coverage.

         This flexibility allows you, the policyowner, to pay premiums and adjust insurance coverage in light of your current financial circumstances and insurance needs.

         Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manulife USA's Separate Account A (the "Separate Account"). The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust, and the corresponding Statement of Additional Information, describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.

         THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. ALSO PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE POLICY.

         The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

         PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

         THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Manufacturers Life Insurance Company (U.S.A.)
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304


       THE DATE OF THIS PROSPECTUS IS MAY 1, 2003, AS AMENDED MAY 5, 2003

TABLE OF CONTENTS TABLE OF CONTENTS

RISK/BENEFITS SUMMARY...........................................................................................
FEE TABLE.......................................................................................................
POLICY SUMMARY..................................................................................................
    General.....................................................................................................
    Death Benefits..............................................................................................
    Optional Term Rider.........................................................................................
    Cash Value Enhancement Riders...............................................................................
    Return of Premium Rider.....................................................................................
    Premiums....................................................................................................
    Policy Value................................................................................................
    Policy Loans................................................................................................
    Surrender and Partial Withdrawals...........................................................................
    Lapse and Reinstatement.....................................................................................
    Charges and Deductions......................................................................................
    Investment Options and Investment Advisers .................................................................
    Table of Investment Options and Investment Subadvisers......................................................
GENERAL INFORMATION ABOUT MANULIFE USA, RATINGS, THE SEPARATE ACCOUNT AND THE TRUST.............................
    Manulife USA................................................................................................
    The Separate Account........................................................................................
    The Trust...................................................................................................
    Investment Objectives of the Portfolios.....................................................................
ISSUING A POLICY................................................................................................
    Requirements................................................................................................
    Temporary Insurance Agreement...............................................................................
    Right to Examine the Policy.................................................................................
    Life Insurance Qualification................................................................................
DEATH BENEFITS..................................................................................................
    Death Benefit Options.......................................................................................
    Changing the Death Benefit Option...........................................................................
    Changing the Face Amount....................................................................................
PREMIUM PAYMENTS................................................................................................
    Initial Premiums............................................................................................
    Subsequent Premiums.........................................................................................
    Maximum Premium Limitation..................................................................................
    Premium Allocation..........................................................................................
    Investment Credit...........................................................................................
CHARGES AND DEDUCTIONS..........................................................................................
    Premium Charge..............................................................................................
    Surrender Charges...........................................................................................
    Monthly Deductions..........................................................................................
    Charges for Transfers.......................................................................................
    Investment Management Fees and Expenses.....................................................................
    Reduction in Charges........................................................................................
SPECIAL PROVISIONS FOR EXCHANGES................................................................................
COMPANY TAX CONSIDERATIONS......................................................................................
POLICY VALUE....................................................................................................
    Determination of the Policy Value...........................................................................
    Units and Unit Values.......................................................................................
    Transfers of Policy Value...................................................................................
POLICY LOANS....................................................................................................
    Effect of Policy Loans......................................................................................
    Interest Charged on Policy Loans............................................................................
    Loan Account................................................................................................
POLICY SURRENDER AND PARTIAL WITHDRAWALS........................................................................
    Policy Surrender............................................................................................
    Partial Withdrawals.........................................................................................
LAPSE AND REINSTATEMENT.........................................................................................

    Lapse.......................................................................................................
    No-Lapse Guarantee..........................................................................................
    No-Lapse Guarantee Cumulative Premium Test..................................................................
    Reinstatement...............................................................................................
THE GENERAL ACCOUNT.............................................................................................
    Fixed Account...............................................................................................
OTHER PROVISIONS OF THE POLICY..................................................................................
    Cash Value Enhancement Riders...............................................................................
    Return of Premium Rider Death Benefit.......................................................................
    Policyowner Rights..........................................................................................
    Beneficiary.................................................................................................
    Validity....................................................................................................
    Misstatement of Age or Sex..................................................................................
    Suicide Exclusion...........................................................................................
    Supplementary Benefits......................................................................................
TAX TREATMENT OF THE POLICY.....................................................................................
    Life Insurance Qualification................................................................................
    Tax Treatment of Policy Benefits............................................................................
    Alternate Minimum Tax.......................................................................................
    Income Tax Reporting........................................................................................
OTHER INFORMATION...............................................................................................
    Payment of Proceeds.........................................................................................
    Reports to Policyowners.....................................................................................
    Distribution of the Policies................................................................................
    Responsibilities of MFC.....................................................................................
    Voting Rights...............................................................................................
    Substitution of Portfolio Shares............................................................................
    Records and Accounts........................................................................................
    State Regulations...........................................................................................
    Litigation..................................................................................................
    Further Information.........................................................................................
    Optional Term Rider.........................................................................................
    Illustrations...............................................................................................
    Financial Statements........................................................................................
    Definitions.................................................................................................

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED THEREIN. NO CLAIM IS MADE THAT THIS VARIABLE LIFE INSURANCE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

          RISKS/BENEFITS SUMMARY

              BENEFITS

              Some of the benefits of purchasing the Policy are described below.

DEATH BENEFIT PROTECTION. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the Policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

ACCESS TO YOUR POLICY VALUES. Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations to partial withdrawals, details of which may be found in this prospectus under "Policy Surrender and Partial Withdrawals."

TAX DEFERRED ACCUMULATION. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

INVESTMENT OPTIONS. In addition to the Fixed Account, the Policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Manufacturers Investment Trust prospectus that accompanies this prospectus.

FLEXIBILITY. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

              RISKS

              Some of the risks of purchasing the Policy are described below.

FLUCTUATING INVESTMENT PERFORMANCE. Policy Values invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the Manufacturers Investment Trust prospectus which is accompanies this prospectus. You should review this prospectus carefully before allocating Policy Value to any sub-accounts.

UNSUITABLE FOR SHORT-TERM INVESTMENT. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.

POLICY LAPSE. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the Policy is covered by the No-Lapse Guarantee. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the Policy may be treated as ordinary income subject to tax.

DECREASING DEATH BENEFIT. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

ADVERSE CONSEQUENCES OF EARLY SURRENDER. There are surrender charges assessed if you surrender your Policy in the first 10-15 years from the purchase of the Policy. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the Policy is surrendered.

ADVERSE TAX CONSEQUENCES. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

         FEE TABLE

         The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.

                                TRANSACTION FEES

==================================================================================================================================
                                      WHEN CHARGE IS
           CHARGE                        DEDUCTED                                       AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge                 Upon receipt of              7.5% of each premium paid during the first 10 Policy Years*
Imposed on Premium (Load)            premium                      8.5% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Rider is elected**
                                                                  3.25% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Plus Rider is elected***
----------------------------------------------------------------------------------------------------------------------------------
Maximum Surrender Charge             Upon withdrawal,             The maximum Surrender Charge per $1000 of Face Amount is
(Load)                               surrender or                 $44.17****
                                     Policy lapse
                                                                  A Surrender Charge is assessed during the first 15 years following the Policy Date or the effective date of a Face Amount increase and is based upon the Face Amount of the Policy.
----------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                        Upon transfer                $25 (only applies to transfers in excess of 12 in a Policy
                                                                  Year)
----------------------------------------------------------------------------------------------------------------------------------
Dollar Cost Averaging                Upon Transfer                Guaranteed - $5
                                                                     Current - $0
----------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Balancer            Upon Transfer                Guaranteed - $15
                                                                      Current -$ 0
==================================================================================================================================

         *5% thereafter.

      **5.5% thereafter.

    ***2.25% thereafter

  **** If the Policy is issued with a CASH VALUE ENHANCEMENT RIDER, the Surrender Charge calculated as described above is reduced by 90% for a surrender or lapse occurring in the first Policy Year, 80% in the second Policy Year, 60% in the third Policy Year, 40% in the fourth Policy Year and 20% in the fifth Policy Year. IF THE POLICY IS ISSUED WITH A Cash Value Enhancement Plus Rider, THERE IS NO SURRENDER CHARGE.

         The next table described the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the portfolios of Manufacturers Investment Trust, the underlying variable investment options for your Policy.

             ANNUAL CHARGES OTHER THAN THOSE OF THE TRUST PORTFOLIOS

========================================================================================================================
             CHARGE                            WHEN CHARGE IS DEDUCTED                       AMOUNT DEDUCTED #
------------------------------------------------------------------------------------------------------------------------
Cost of Insurance*                                     Monthly
------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum                                                                The possible range of the cost of
Charge                                                                             insurance is from $0.00 to $83.33 per
                                                                                   $1,000 of the net amount at risk.
------------------------------------------------------------------------------------------------------------------------
Charge for a Representative                                                        $0.01 per $1,000 of the net amount
Policyowner  (a 35 year old                                                        at risk
preferred non-smoking male)
------------------------------------------------------------------------------------------------------------------------
Asset Based Risk Charge
------------------------------------------------------------------------------------------------------------------------
Asset Based Risk Charge                                Monthly                     Guaranteed
(With No Cash Value                                                                0.30% annually (0.03% monthly)
Enhancement Rider)                                                                 Current
                                                                                   0%
------------------------------------------------------------------------------------------------------------------------
Asset Based Risk Charge                                Monthly                     Guaranteed
(With Cash Value                                                                   0.30% (.025% monthly)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Enhancement Rider)                                                                 Current
                                                                                   0%
------------------------------------------------------------------------------------------------------------------------------
Asset Based Risk Charge                                Monthly                     Guaranteed
(with Cash Value                                                                   First 15 Policy Years
Enhancement Plus Rider)                                                            1.30% annually (0.11% monthly)
                                                                                   Policy Years 16 and After
                                                                                   0.55% annually (0.05% monthly)
                                                                                   thereafter.

                                                                                   Current
                                                                                   First 15 Policy Years
                                                                                   1% annually (0.08% monthly)
                                                                                   Policy Years 16 and After
                                                                                   0.25% annually (0.02% monthly)
------------------------------------------------------------------------------------------------------------------------------
Face Amount Charge                                     Monthly                     Maximum $1.18 per $1000 of Face Amount
Death Benefit Option 1
                                                                                   Minimum $0.08 per $1000 of Face Amount
------------------------------------------------------------------------------------------------------------------------------
Charge for a Representative
Policyowner (a 35 year old                                                         $0.11 per $1,000 of Face Amount
preferred non-smoking male)
------------------------------------------------------------------------------------------------------------------------------
Face Amount Charge                                     Monthly                     Maximum $0.83 per $1000 of Face Amount
Death Benefit Option 2                                                             Charge

                                                                                   Minimum $0.04 per $1000 of Face Amount
------------------------------------------------------------------------------------------------------------------------------
Charge for a Representative
Policyowner (a 35 year old                                                         $0.11 per $1,000 of Face Amount
preferred non-smoking male)
------------------------------------------------------------------------------------------------------------------------------
Administrative Fees                                    Monthly                     $40 per Policy Month during the first 5
                                                                                   Policy Year.**
------------------------------------------------------------------------------------------------------------------------------
Optional Term Rider*                                   Monthly
------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum                                                                The possible range of the cost of
Charge                                                                             insurance is from $0.00 to $83.33 per
                                                                                   $1,000 of the net amount at risk.
------------------------------------------------------------------------------------------------------------------------------
Charge for a Representative                                                        $0.08 per $1,000 of the net
Policyowner (a 35 year old                                                         amount at risk
preferred non-smoking male)
------------------------------------------------------------------------------------------------------------------------------
Optional Return of Premium
Death Benefit Rider                                    Monthly
------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum                                                                The possible range of the cost of
Charge                                                                             insurance is from $0.00 to $83.33 per
                                                                                   $1,000 of the net amount at risk.
------------------------------------------------------------------------------------------------------------------------------
Charge for a Representative                                                        $0.012 per $1,000 of the net
Policyowner (a 35 year old                                                         amount at risk
preferred non-smoking male)
------------------------------------------------------------------------------------------------------------------------------
Loan Interest Rate (Net)                               Annually                    1.25%***
==============================================================================================================================

         *The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. Information regarding your individual cost of insurance charges may be found in your Policy.

         **$20 per Policy Month thereafter.

         ***First 10 Policy Years. 0% Policy Years 11 and after on a current basis (0.50% Policy Years 11 and after on a guaranteed basis).

#All figures are rounded to two decimal places.

         The next table described the fees and expenses of the portfolios of Manufacturers Investment Trusts that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning each portfolio's fees and expenses is contained in the prospectus for Manufacturers Investment Trust.

  ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS OF MANUFACTURERS INVESTMENT TRUST
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


======================================================================================================
                                 Charge                                            Minimum     Maximum
------------------------------------------------------------------------------------------------------
Expenses that are deducted from portfolio assets, including advisory fees,           0.55%       3.93%*
Rule 12b-1 fees and Other Expenses
======================================================================================================



*The maximum expenses assuming all applicable fee waivers is 1.57%. Fee waivers may be terminated at any time by the Adviser.


         POLICY SUMMARY

         GENERAL

         We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states and the terms of your Policy and any endorsement or rider supersede the disclosure in this prospectus.

         DEATH BENEFITS

         There are two death benefit options. Under Option 1, the death benefit is the FACE AMOUNT OF THE POLICY at the date of death. Under Option 2, the death benefit is the FACE AMOUNT PLUS THE POLICY VALUE OF THE POLICY at the date of death. If on the date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured. A table of Minimum Death Benefit Percentages is located under "Death Benefits - Minimum Death Benefit." You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this Prospectus.

         OPTIONAL TERM RIDER

         The Policy may be issued with an optional term insurance rider (the "Term Rider") which provides an additional insurance amount which is level term life insurance. The benefit of the Term Rider is that the cost of insurance will always be less than or equal to the cost of insurance under the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO-LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT THE LIFE INSURED'S ATTAINED AGE 100.

         CASH VALUE ENHANCEMENT RIDERS

         The Policy may be issued with one of two optional Cash Value Enhancement riders. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the Surrender Charge that would otherwise have applied upon Policy surrender or lapse. The Cash Value Enhancement Rider does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge. The decision to add one of these two riders must be made at issuance of the Policy and, once made, is irrevocable. Adding either of these riders may result in different premium and asset-based risk charges under the Policy.

         RETURN OF PREMIUM RIDER

         The Policy may be issued with an optional Return of Premium rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

         The return of premium rider death benefit is equal to the initial premium. Any subsequent premiums will increase the death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero). THE RETURN OF PREMIUM RIDER IS NOT PROTECTED BY THE NO-LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR.

         PREMIUMS

         You may pay premiums at any time and in any amount, subject to certain limitations as described under "Premium Payments - Subsequent Premiums." Net Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the accounts.

         POLICY VALUE

         The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

         POLICY LOANS

         You may borrow an amount not to exceed the Maximum Loanable Amount. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death or upon surrender.

         SURRENDER AND PARTIAL WITHDRAWALS

         You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of or the death benefit under the Policy and an assessment of a portion of the Surrender Charges to which the Policy is subject.

         You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charge and outstanding monthly deductions due minus the Policy Debt.

         LAPSE AND REINSTATEMENT

         Unless the No-Lapse Guarantee Cumulative Premium Test has been met, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment.

         The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

         A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

         CHARGES AND DEDUCTIONS

         We assess certain charges and deductions in connection with the Policy. These include:

                  -        charges deducted from premiums paid,

                  - monthly deductions for administration, asset-based risk, cost of insurance, and face amount charges,

                  -        charges assessed on surrender or lapse, and

                  - if applicable, a charge for any supplementary benefits added to the Policy.

         The charges are summarized in the Table of Charges and Deductions. We may allow you to request that the sum of the charges assessed monthly for the cost of insurance, face amount, and administrative expenses be deducted from the Fixed Account or one or more of the sub-accounts of the Separate Account.

         In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

         The Policy may be issued with either one of the two optional Cash Value Enhancement riders which we offer. In the case of the Cash Value Enhancement rider, the Surrender Charge is reduced upon the surrender or lapse of a Policy. In the case of the Cash Value Enhancement Plus rider, the Surrender Charge is eliminated. If a Policy is issued with either of these riders, it will have different premium charges and the same or higher asset-based risk charges as noted under the "Table of Charges and Deductions."

         INVESTMENT OPTIONS AND INVESTMENT ADVISERS

         You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust.

         The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

         The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

         Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

         INVESTMENT MANAGEMENT FEES AND EXPENSES

         Each sub-account of the Separate Account purchases shares of one of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses below. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.

         TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

                  The Trust currently has the following subadvisers who manage the portfolios of the Trust which are investment options for this contract, one of which is MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)"). Both MSS and MFC Global (U.S.A.) are affiliates of ours.


SUBADVISER                                               PORTFOLIO
Deutsche Asset Management, Inc.                          Real Estate Securities Trust

MFC Global Investment Management (U.S.A.) Limited        Money Market Trust
                                                         Index Trusts

------------------------------------------------------------------------------------------
Allegiance Capital, Inc                                  High Grade Bond Trust

------------------------------------------------------------------------------------------
Kayne Anderson Rudnick Investment Management, LLC        Small-Mid Cap Trust

------------------------------------------------------------------------------------------
Lazard Asset Management                                  Global Equity Select Trust
                                                         International Equity Select Trust

------------------------------------------------------------------------------------------
Navellier Management Inc.                                Small-Mid Cap Growth Trust

------------------------------------------------------------------------------------------
Rorer Asset Management, LLC                              Core Value Trust

------------------------------------------------------------------------------------------
Roxbury Capital Management, LLC                          Select Growth Trust

------------------------------------------------------------------------------------------


(A) Deutsche Asset Management, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited regarding management of the Lifestyle Trusts.

         GENERAL INFORMATION ABOUT MANULIFE USA, RATINGS, THE SEPARATE ACCOUNT AND THE TRUST

         MANULIFE USA

         We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

         RATINGS

         The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) have received the following ratings from independent ratings agencies:

                  A++ A.M. Best
                  Superior companies have a very strong ability to meet their obligations; 1st category of 16

                  AA+ Fitch
                  Very strong capacity to meet policyholder and contract obligations; 2st category of 22

                  AA+ Standard & Poor's
                  Very strong financial security characteristics; 2nd category of 21

                  Aa2 Moody's
                  Excellent in financial strength; 3rd category of 21

         These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to Manulife USA as a measure of the Company's ability to honor the death benefit and no lapse guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

         THE SEPARATE ACCOUNT

         The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Three on August 22, 1986 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA. As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account Three (now referred to as Separate Account A of Manulife USA) and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is Manulife Financial Corporation ("MFC"). Separate Account A of Manulife USA (the "Separate Account") holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

         ASSETS OF THE SEPARATE ACCOUNT

         Manulife USA is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manulife USA. Manulife USA will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manulife USA conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manulife USA.

         REGISTRATION

         The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended (the"1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manulife USA.

         THE TRUST

         Each sub-account of the Separate Account will purchase shares only of Series I (formerly referred to as Class A) of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the Trust portfolios, except the Lifestyle Trusts and the Equity Index Trust, are subject to a Rule 12b-1 fee of .15% of a portfolio's Series I net assets. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manulife USA to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

         The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. Manulife USA may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

         INVESTMENT OBJECTIVES OF THE PORTFOLIOS

         The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

         ELIGIBLE PORTFOLIOS

         The Portfolios of the Trust available under the Policies are as follows:

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index*.

The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE
Index")*.

The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index*.

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index*.

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index*.




The SMALL-MID CAP GROWTH TRUST seeks long-term growth of capital by investing principally in equity securities issued of fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace.

The SMALL-MID CAP TRUST seeks to achieve long-term capital appreciation, with dividend income as a secondary consideration, by investing principally in common stocks of small and mid cap companies that the subadviser believes are of high quality.

The INTERNATIONAL EQUITY SELECT TRUST seeks long-term capital appreciation by investing primarily in equity securities, principal American Depository Receipts and common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index that the subadviser believes are undervalued based on their earnings, cash flow or asset values.

The SELECT GROWTH TRUST seeks long-term growth of capital by investing primarily large-cap equity securities.

The GLOBAL EQUITY SELECT TRUST seeks long-term capital by investing primarily in equity securities, including American and Global Depository Receipts and common stocks, of relatively large U.S. and non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) World Index that the subadviser believes are undervalued based on their earnings, cash flow or asset values.

The CORE VALUE TRUST seeks long-term capital appreciation by investing, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $1 billion at the time of purchase.

The HIGH GRADE BOND TRUST seeks to maximize total return, consistent with the preservation of capital and prudent investment management, by investing primarily (at least 80% under normal market conditions) in investment grade, fixed income securities of varying maturities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

         ISSUING A POLICY

         REQUIREMENTS

         To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

         Policies may be issued on a basis which does not take into account the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

         Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" above).

         The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Validity are measured.

         If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

         (i) the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and

         (ii)     the Issue Date will be the date the Company issues the Policy.

         The initial premium must be received within 60 days after the Issue Date, and the life insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, we will cancel the Policy and return any partial premiums paid to the applicant.

         MINIMUM INITIAL FACE AMOUNT


         We will generally issue a Policy only if it has a Face Amount of at least $500,000.


         BACKDATING A POLICY

         Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a Policy is backdated, we will credit Net Premiums received prior to the Effective Date of a Policy with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

         As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

         TEMPORARY INSURANCE AGREEMENT

         In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets the Company's usual and customary underwriting standards for the coverage applied for.

         The acceptance of an application is subject to the Company's underwriting rules, and we reserve the right to request additional information or to reject an application for any reason.

         Persons failing to meet standard underwriting classification may be eligible for a Policy with an Additional Rating assigned to it.

         RIGHT TO EXAMINE THE POLICY

         You may return a Policy for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy may be mailed or delivered to the Manulife USA agent who sold it or to our Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after we receive the returned Policy at our Service Office, we will refund to the policyowner an amount equal to either:

         (1)      the amount of all premiums paid or

         (2) (a) the difference between payments made and amounts allocated to the Separate Account and the Fixed Account; plus

                  (b) the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company; minus

                  (c) any partial withdrawals made and policy loans taken.

         Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

         If you request an increase in Face Amount which results in new Surrender Charges, you will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

         We reserve the right to delay the refund of any premium paid by check until the check has cleared.

         LIFE INSURANCE QUALIFICATION

         A Policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time of application, the policyowner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the Policy is issued.

         CASH VALUE ACCUMULATION TEST

         Under the Cash Value Accumulation Test ("CVAT"), the Policy Value may not at any time exceed the Net Single Premium. The Net Single Premium is the one payment that would be needed on a specific date to fund future Policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a Policy meets the CVAT, the Company will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded.

         GUIDELINE PREMIUM TEST

         Under the Guideline Premium Test, the sum of premiums paid into the Policy may not at any time exceed the Guideline Premium Limitation as of such time. The Guideline Premium Limitation is, as of any date, the greater of:

         (a)      the Guideline Single Premium, or

         (b)      the sum of the Guideline Level Premiums to such date.

         If you elected this test, the Guideline Single Premium and the Guideline Level Premium are as set forth in the Policy.

         The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable minimum death benefit percentage for the Attained Age of the life insured. See "Death Benefits - Minimum Death Benefit."

         The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit.

         Changes to the Policy may affect the maximum amount of premiums, such as:

         -    a change in the Policy's Face Amount.

         -    a change in the death benefit option.

         -    partial withdrawals.

         -    addition or deletion of Supplementary Benefits.

         Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

         DEATH BENEFITS

         If the Policy is in force at the time of the death of the life insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any Supplementary Benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the life insured should die after we receive a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

         DEATH BENEFIT OPTIONS

         There are two death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.

         DEATH BENEFIT OPTION 1

         Under Option 1, the death benefit is the Face Amount of the Policy at the date of death.

         DEATH BENEFIT OPTION 2

         Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death.

         If any partial withdrawals are made, the death benefit, whether it is Option 1 and 2, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for Death Benefit Option 1. See "Policy Surrender and Partial Withdrawals - Reduction in Face Amount due to a Partial Withdrawal."

         If the life insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.

         MINIMUM DEATH BENEFIT.

         The Minimum Death Benefit depends on whether the policyowner elected the Guideline Premium Test or the Cash Value Accumulation Test for qualification of the Policy as life insurance under the Code. See "Issuing a Policy - Life Insurance Qualification."

         If you elected the Guideline Premium Test, the sum of the death benefit as described above and the benefit payable under any Supplementary Term Insurance on the life insured will never be less than the Policy Value at the date of death multiplied by the applicable minimum death benefit percentage in the table below.

---------------------------------------------
  TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES
---------------------------------------------
ATTAINED AGE            APPLICABLE PERCENTAGE
40 and under                      250%
     45                           215%
     50                           185%
     55                           150%
     60                           130%
     65                           120%
     70                           115%
     75                           105%
     90                           105%
95 and above                      100%
---------------------------------------------

         For ages not shown, the applicable percentage can be found by reducing the above applicable percentages proportionately.

         If you elected the Cash Value Accumulation Test, on any date the sum of the death benefit as described above, plus the benefit payable under any Supplementary Term Insurance on the life insured, will always be equal to the amount required on such date to produce a Policy Value that does not exceed the Net Single Premium required to fund future benefits under the policy.

         CHANGING THE DEATH BENEFIT OPTION

         You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000 [$500,000].

         A change in the death benefit option will result in a change in the Policy's Face Amount in order to avoid any change in the amount of the death benefit, as follows:

         CHANGE FROM OPTION 1 TO OPTION 2

         The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

         CHANGE FROM OPTION 2 TO OPTION 1

         The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

         No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

         CHANGING THE FACE AMOUNT

         Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

         INCREASE IN FACE AMOUNT

         You may increase the Face Amount once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000 or such other Minimum Face Amount Increase as the Company may establish on 90 days written notice to you. An increase will become effective at the beginning of the Policy Month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the life insured's Attained Age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

         NEW SURRENDER CHARGES FOR AN INCREASE

         An increase in Face Amount will usually result in the Policy being subject to new Surrender Charges. The new Surrender Charges will be computed as if a new Policy were being purchased for the increase in Face Amount. The premiums attributable to the new Face Amount will not exceed the Surrender Charge Premium Limit associated with that increase. There will be no new Surrender Charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a right to examine with respect to any increase resulting in new Surrender Charges.

         An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.

         INCREASE WITH PRIOR DECREASES

         If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

         CHANGING BOTH THE FACE AMOUNT AND THE DEATH BENEFIT OPTION

         If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.

         DECREASE IN FACE AMOUNT

         Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000 or such other Minimum Face Amount Decrease as the Company may establish on 90 days written notice to you. A written request from a policyowner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. Under no circumstances should the sum of all decreases cause the Policy to fall below the minimum Face Amount of $100,000 [$500,000]. For information on Surrender Charges on a decrease in Face Amount, see "Charges and Deductions - Surrender Charges."

         FACTORS THAT AFFECT THE DEATH BENEFIT

         In the case of Death Benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Benefit Summary." These factors do not affect the Face Amount of the Policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the Policy does not lapse.

         PREMIUM PAYMENTS

         INITIAL PREMIUMS

         No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

         The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

         On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

         SUBSEQUENT PREMIUMS

         After the payment of the initial premium, premiums may be paid at any time and in any amount until the life insured's Attained Age 100, subject to the limitations on premium amount described below.

         A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. We will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

         The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.

         Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse. However, in states where permitted, the Policy does have a No-Lapse Guarantee which would prevent the Policy from lapsing during the guarantee period.

         All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day we receive the premiums at our Service Office unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

         MAXIMUM PREMIUM LIMITATION

         If the Policy is issued under the Guideline Premium Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

         If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

         PREMIUM ALLOCATION

         Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any whole number between zero and 100, provided the total allocation equals
         100. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. Changes may also be made by telephone if a valid authorization form is on file with us.

         INVESTMENT CREDIT

         After the tenth policy anniversary, we may credit your Investment Account annually on the Policy Anniversary Date with an amount equal to the percentage credit listed below multiplied by the value of your Investment Account on this date, provided the Investment Account is not subject to an existing loan. The investment credit percentages are 0.075% for policy anniversary years 11-20 and 0.175% thereafter. Any credit will be added to your Investment Account according to your most recent allocation instructions. This credit is not guaranteed and we reserve the right to discontinue making such payments at any time.

         CHARGES AND DEDUCTIONS

         The Company makes various charges under the Policy. Charges are deducted from premiums, monthly from Policy Values and upon surrender of a Policy, a decrease in Face Amount, a partial withdrawal or lapse of a Policy. These charges are discussed below.

         The Policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider and the Cash Value Enhancement Plus Rider. Adding either rider to the Policy will alter certain charges under the Policy. The charges associated with these riders are discussed under "Other Provisions of the Policy - Cash Value Enhancement Riders."

         PREMIUM CHARGES

         During the first 10 Policy Years, Manulife USA deducts a premium charge from each premium payment equal to 7.5% of the premium. Thereafter, the premium charge is equal to 5% of the premium. The premium charge is paid to the Company and is designed to cover a portion of the Company's acquisition and sales expenses and premium and federal DAC taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.

         SURRENDER CHARGES

         The Company will deduct a Surrender Charge if, during the first 15 years (or during the shorter periods noted below) following the Policy Date or the effective date of a Face Amount increase:

                  -        the Policy is surrendered for its Net Cash Surrender
                           Value,

                  -        a partial withdrawal is made,

                  - the Face Amount is decreased in excess of the Surrender Charge Decrease Exemption,

                  -        the Policy lapses.

         Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender or lapse of the Policy or if a partial withdrawal is made.

         The Surrender Charge, together with a portion of the premium charge, is paid to the Company and is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature. The Surrender Charge is calculated separately for the initial Face Amount and each Face Amount increase.

         The Surrender Charge period varies based on the age of the Insured on the date of issuance of the Policy or the date of any Face Amount increase (as applicable) as follows:

 AGE                 SURRENDER CHARGE PERIOD
  0-50                      15 Years
  51                        14 Years
  52                        13 Years
  53                        12 Years
  54                        11 Years
  55+                       10 Years

         The Surrender Charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the applicable Grading Percentage, where:

         (i) is the Rate per $1000 of initial Face Amount (or Face Amount increase);

         (ii) is 120% of the lesser of (a) the premiums paid in the first Policy Year per $1000 of initial Face Amount (or the premiums attributable to each $1000 of Face Amount increase in the first year following the increase) or (b) the Surrender Charge Premium Limit set out in the Policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and

         (iii) is the initial Face Amount (or the Face Amount increase) divided by 1000.

         The Rate per $1000 of initial Face Amount is based on the life insured's Age at issuance of the Policy and the death benefit option in effect. The Rate per $1000 of Face Amount increase is based on the life insured's Attained Age and the death benefit option in effect at the time of an increase. The Rates per $1000 are set forth in the following table.

              TABLE OF GUARANTEED SURRENDER CHARGE RATES PER $ 1000
                     OF FACE AMOUNT OR FACE AMOUNT INCREASE

------------------------------------------------------------------
   AGE AT ISSUANCE OR           DEATH BENEFIT        DEATH BENEFIT
ATTAINED AGE AT INCREASE          OPTIONS 1            OPTION 2
------------------------------------------------------------------
       25 or less                  $ 7.54               $ 6.50
------------------------------------------------------------------
       26 - 35                     $ 6.61               $ 5.78
------------------------------------------------------------------
       36 - 45                     $ 6.09               $ 4.85
------------------------------------------------------------------
       46 - 55                     $ 4.13               $ 4.65
------------------------------------------------------------------
       56 - 65                     $ 2.99               $ 1.96
------------------------------------------------------------------
       66+                         $ 2.48               $ 1.96
------------------------------------------------------------------

         The Grading Percentage varies with the Policy Month in which the transaction causing the assessment of the Surrender Charge occurs. As indicated in the following table, the Grading Percentage starts at 100% for the first Policy Month and grades down evenly each Policy Month reaching zero at the end of a maximum of 15 years.

             GRADING PERCENTAGES DURING THE SURRENDER CHARGE PERIOD
        (Applicable to the Initial Face Amount and Subsequent Increases)
             The Grading Percentages Will Not Exceed The Following:

-------------------------------------------------------------------------------------
SURRENDER                          AGE AND GRADING PERCENTAGE**
 CHARGE              ----------------------------------------------------------------
 PERIOD*             0-50        51          52         53         54          55+
-------------------------------------------------------------------------------------
    1                100%       100%        100%       100%       100%        100%
-------------------------------------------------------------------------------------
    2                 93%        93%         92%        92%        91%         90%
-------------------------------------------------------------------------------------
    3                 87%        86%         85%        83%        82%         80%
-------------------------------------------------------------------------------------
    4                 80%        79%         77%        75%        73%         70%
-------------------------------------------------------------------------------------
    5                 73%        71%         69%        67%        64%         60%
-------------------------------------------------------------------------------------
    6                 67%        64%         62%        58%        55%         50%
-------------------------------------------------------------------------------------
    7                 60%        57%         54%        50%        45%         40%
-------------------------------------------------------------------------------------
    8                 53%        50%         46%        42%        36%         30%
-------------------------------------------------------------------------------------
    9                 47%        43%         38%        33%        27%         20%
-------------------------------------------------------------------------------------
   10                 40%        36%         31%        25%        18%         10%
-------------------------------------------------------------------------------------
   11                 33%        29%         23%        17%         9%          0%
-------------------------------------------------------------------------------------
   12                 27%        21%         15%         8%         0%
-------------------------------------------------------------------------------------
   13                 20%        14%          8%         0%
-------------------------------------------------------------------------------------
   14                 13%         7%          0%
-------------------------------------------------------------------------------------
   15                  7%         0%
-------------------------------------------------------------------------------------
   16                  0%
-------------------------------------------------------------------------------------

         * The Grading Percentages shown are at the beginning of each Policy Year. Proportionate Grading Percentages apply for other Policy Months.

         ** Age for the Initial Face amount refers to the Age at Policy Date. For a subsequent Face Amount increase, Age refers to the attained age at the time of the increase.

         ILLUSTRATION OF SURRENDER CHARGE CALCULATION

         ASSUMPTIONS

         -        45 year old male (standard risk and nonsmoker status)

         -        Death Benefit Option 1

         - $ 20,000 in premiums have been paid on the Policy in the first Policy Year

         - Surrender Charge Premium Limit for the Policy is $16.06 per thousand of Face Amount

         - Face Amount of the Policy at issue is $500,000 and no increases have occurred

         - Policy is surrendered during the first month of the first policy year.

         SURRENDER CHARGE

         The Surrender Charge to be assessed would be $12,680 determined as follows:

         (1) First, the applicable Rate per $1000 of initial Face Amount as set forth in the table above ($6.09) is added to 120% of the lesser of the premiums paid per $1000 of initial Face Amount or the Surrender Charge Premium Limit.

         $6.09 plus (120%) x [the lesser of $20,000/(500,000/1000) or $16.06] =
         $25.36.

         (2) Next, this figure is multiplied by the initial Face Amount divided by 1000.

         $25.36 x [500,000/1000 or 500] = $12,680.

         (3) Finally, the figure obtained in step 2 is multiplied by the applicable Grading Percentage for the first month of the first Policy Year (100%).

         $12,680 x 100% = $12,680.

         Depending upon the Face Amount of the Policy, the Age of the life insured at issuance, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and, therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

         SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

         A partial withdrawal made during the Surrender Charge Period will result in the assessment of a pro-rata portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the Policy as of the date of the withdrawal. It will equal (a) divided by (b), multiplied by (c), where:

         (a) is the amount of the partial Net Cash Surrender Value withdrawal;

         (b) is the Net Cash Surrender Value prior to the withdrawal; and

         (c) is the current total Surrender Charge prior to the withdrawal.

         The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account unless you direct that the Surrender Charges be deducted from one or more Investment Accounts or the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

         Whenever a portion of the Surrender Charges is deducted as a result of a partial withdrawal, the Policy's remaining Surrender Charges will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the partial withdrawal.

         SURRENDER CHARGE ON DECREASE IN FACE AMOUNT

         If the Face Amount of insurance is decreased, a pro-rata Surrender Charge will be deducted from the Policy Value for decreases in excess of the Surrender Charge Decrease Exemption. A decrease in Face Amount caused by a change from Death Benefit Option 1 to Option 2 will not incur a pro-rata Surrender Charge. Each time a pro-rata Surrender Charge is deducted for a Face Amount decrease, the remaining Surrender Charge will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the Face Amount decrease.

         The Surrender Charge Decrease Exemption is 10% of the initial Face Amount. Once Cumulative Face Amount decreases exceed 10% of the initial Face Amount, the Surrender Charge Decease Exemption no longer applies and a surrender charge will be applied to Face Amount decreases in excess of the Exemption amount. This amount is set at issuance of the Policy and applies to decreases in the initial Face Amount of insurance only. This exemption does not apply to a full surrender of the Policy or a partial withdrawal of Net Cash Surrender Value.

         MONTHLY DEDUCTIONS

         On the Policy Date and at the beginning of each Policy Month, a deduction is taken from the Net Policy Value to cover certain charges in connection with the Policy until the Policy Anniversary when the life insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These monthly deductions consist of:

         -        an administration charge;

         -        an asset-based risk charge;

         -        a Face Amount charge; and

         -        a cost of insurance charge.

         If applicable, there may be additional monthly charges for any Supplementary Benefits added to the Policy.

         All of the monthly deductions, except for the asset-based risk charge, may be allocated among the Investment Accounts and the Fixed Account as specified by the policyowner and approved by us. Absent such specification, the monthly deductions, except the asset-based risk charge, will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy value in each bears to the Net Policy Value. The asset-based risk charge will be allocated among the Investment Accounts in the same proportion as the value in each Investment Account bears to the total value of all Investment Accounts.

         ADMINISTRATION CHARGE

         The administration charge is paid to the Company and is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy. During the first 5 Policy Years, this monthly charge will be $40. For all subsequent Policy Years, the monthly administration charge will be $20.

         FACE AMOUNT CHARGE

         There is a monthly per $1000 Face Amount charge that is paid to the Company. The monthly charge per $1000 of Face Amount varies by the Age of the life insured at issuance (or the Attained Age of the life insured at the time of an increase) and the death benefit option in effect as set forth in the following table. This charge applies to the Face Amount for the first 10 Policy Years.

-------------------------------------------------------
                           DEATH              DEATH
                          BENEFIT            BENEFIT
                          OPTION 1           OPTION 2
-------------------------------------------------------
    AGE*/                First Ten          First Ten
ATTAINED AGE*           Policy Years       Policy Years
-------------------------------------------------------
 25 or less                $0.08              $0.04
-------------------------------------------------------
 35                        $0.11              $0.06
-------------------------------------------------------
 45                        $0.22              $0.10
-------------------------------------------------------
 55                        $0.31              $0.17
-------------------------------------------------------
 65                        $0.60              $0.39
-------------------------------------------------------
 75                        $0.89              $0.61
-------------------------------------------------------
 85+                       $1.18              $0.83
-------------------------------------------------------

* The monthly charge for non-decennial ages is found by interpolating the two current tabular entries.

         ASSET-BASED RISK CHARGE

         A charge is assessed against the Investment Accounts monthly at an annual rate of 0%. This rate is guaranteed not to exceed 0.30%. This charge is paid to the Company to compensate it for the sales, administrative and other expenses it may incur. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

         COST OF INSURANCE CHARGE

         The monthly cost of insurance charge is paid to the Company and is determined as the rate of the cost of insurance for a specific Policy Month, as described below, multiplied by the net amount at risk.

         For Death Benefit Option 1, the net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

         (a) is the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663; and

         (b) is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance.

         For Death Benefit Option 2, the net amount at risk is equal to the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663.

         Since the net amount of risk for Death Benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlyling investment options chosen, payment of premiums and charges assessed.

         The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the life insured's Age, sex and Risk Classification, the duration that coverage has been in force and the net amount at risk.

         The Company applies unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

         The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on a unismoker version of the 1980 Commissioners Smoker Distinct, Age Nearest Birthday, Mortality tables. Current cost of insurance rates may be less than the guaranteed rates.

         CHARGES FOR TRANSFERS

         A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

         REDUCTION IN CHARGES INVESTMENT MANAGEMENT FEES AND EXPENSES

         The investment management fees and expenses of the portfolios of Manufacturers Investment Trust, the underlying variable investment options for the Policy, are set forth in the prospectus for the Trust which is attached to this prospectus. These fees and expenses are also set forth above in the "Table of Investment Management Fees and Expenses."

         The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy's charges in certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commission or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, expected persistency of the individual Policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

         SPECIAL PROVISIONS FOR EXCHANGES

         The Company will permit owners of certain fixed life insurance contracts issued by the Company to exchange their contracts for the Policies described in this prospectus (and likewise, owners of Policies described in this prospectus may also exchange their Policies for certain fixed life insurance contracts issued by the Company). Policyowners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.

         COMPANY TAX CONSIDERATIONS

         At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

         POLICY VALUE

         DETERMINATION OF THE POLICY VALUE

         A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

         The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Return Summary."

         INVESTMENT ACCOUNTS

         An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

         FIXED ACCOUNT

         Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manulife USA. For a detailed description of the Fixed Account, see "The General Account - Fixed Account."

         LOAN ACCOUNT

         Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Interest Credited Differential. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

         UNITS AND UNIT VALUES

         CREDITING AND CANCELING UNITS

         Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

         A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

         Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

         UNIT VALUES

         The value of a unit of each sub-account was initially fixed at $10.00 or 12.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

         The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

         (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

         (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

         The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

         TRANSFERS OF POLICY VALUE

         At any time, the policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Accounts." Transfer requests must be in writing in a form satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

         We reserve the right to impose limitations on transfers, including the maximum amount that may be transferred. We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iii) in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Trust. In addition, we reserve the right to defer the transfer privilege at any time when we are unable to purchase or redeem shares of the Trust.

         While the Policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

         (a)      within eighteen months after the Issue Date; or

         (b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

         Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

         TRANSFERS INVOLVING FIXED ACCOUNT

         The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

         TELEPHONE TRANSFERS

         Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

         DOLLAR COST AVERAGING

         The Company offers policyowners an optional Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5.

         The Company will provide you with 90 days' written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

         The Company reserves the right to cease to offer this program as of 90 days after written notice of termination is sent to the policyowner.

         ASSET ALLOCATION BALANCER TRANSFERS

         Under the optional Asset Allocation Balancer program, the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner's premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs the Company otherwise or has elected the DCA program. The charge for a transfer made under the Asset Allocation Balancer program will not exceed $15. The Company will provide you with 90 days' written notice of any change in the current charge.

         The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

         POLICY LOANS

         While a Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value in an amount not to exceed the Maximum Loanable Amount. The Policy serves as the only security for the loan. Policy loans may have tax consequences. See "Tax Treatment of Policy Benefits - Interest on Policy Loans After Year 10" and "Tax Treatment of Policy Benefits - Policy Loan Interest."

         EFFECT OF POLICY LOANS

         A Policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A Policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a Policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a Policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

         INTEREST CHARGED ON POLICY LOANS

         Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy and added to the Policy Debt.

         Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease at the life insured's Attained Age 100. The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the Policy out of default.

         LOAN ACCOUNT

         When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

         INTEREST CREDITED TO THE LOAN ACCOUNT

         Interest will be credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.5% thereafter. The Company may change the Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

         For a Policy that is not a Modified Endowment Contract ("MEC"), the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law.

         LOAN ACCOUNT ADJUSTMENTS

         On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

         LOAN REPAYMENTS

         You may repay the Policy Debt in whole or in part at any time prior to the death of the life insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. We will allocate loan repayments first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

         Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, the Company may require that any amounts paid to it be applied to outstanding loan balances.

         POLICY SURRENDER AND PARTIAL WITHDRAWALS

         POLICY SURRENDER

         You may surrender a Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the Policy and your written request for surrender at our Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

         PARTIAL WITHDRAWALS

         You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a partial withdrawal, see "Charges and Deductions - Surrender Charges."


         Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $500,000.


         REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

         If Death Benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under "Death Benefit - Minimum Death Benefit," the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata Surrender Charge exceeds the difference between the death benefit and the Face Amount.

         If Death Benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a Policy.

         When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

         LAPSE AND REINSTATEMENT

         LAPSE

         Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy - Tax Treatment of Policy Benefits - Surrender or Lapse." The Company will notify the policyowner of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If we do not receive the required payment by the end of the grace period, the Policy will terminate with no value.

         NO-LAPSE GUARANTEE

         In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to fall to zero or below during such period.

         The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

         The No-Lapse Guarantee Premium is set at issuance of the Policy and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if there is (i) a change in the Face Amount of the Policy, (ii) a change of the death benefit option,
         (iii) a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) any change in the Supplementary Benefits added to the Policy or the Risk Classification of the life insured.

         The No-Lapse Guarantee Period is described under "Definitions."

         While the No-Lapse Guarantee is in effect, the Company will determine, at the beginning of any Policy Month that a Policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

         (a) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

         (b) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

         If we do not receive the required payment by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

         NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST

         The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid to date, less any Policy Debt and less any gross withdrawals taken on or before the date of the test, is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

         DEATH DURING GRACE PERIOD

         If the life insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

         REINSTATEMENT

         A policyowner may, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

         (a) Evidence of the life insured's insurability, satisfactory to the Company, is provided to the Company; and

         (b) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the amount needed to keep the Policy in force to the next scheduled date for payment of the Planned Premium, must be paid to the Company.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policyowner's request or the date we receive the required payment at our Service Office. In addition, any Surrender Charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. Any Policy Debt not paid upon termination of a Policy will be reinstated if the Policy is reinstated.

         THE GENERAL ACCOUNT

         The general account of Manulife USA consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manulife USA has sole discretion over the investment of the assets of the general account.

         By virtue of exclusionary provisions, interests in the general account of Manulife USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

         FIXED ACCOUNT

         A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

         POLICY VALUE IN THE FIXED ACCOUNT

         The Policy Value in the Fixed Account is equal to:

                  (a) the portion of the net premiums allocated to it; plus

                  (b) any amounts transferred to it; plus

                  (c) interest credited to it; less

                  (d) any charges deducted from it; less

                  (e) any partial withdrawals from it; less

                  (f) any amounts transferred from it.

         INTEREST ON THE FIXED ACCOUNT

         An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

         OTHER PROVISIONS OF THE POLICY

         CASH VALUE ENHANCEMENT RIDERS

         The Policy may be issued with one of two optional Cash Value Enhancement riders: (1) the Cash Value Enhancement Rider or (2) the Cash Value Enhancement Plus Rider. The decision to add either one of these two riders to a Policy must be made at issuance of the Policy and, once made, is irrevocable. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the Surrender Charge that would otherwise have applied upon Policy surrender or lapse. The Cash Value Enhancement Rider does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge.

         Under each of the riders, the enhancement in Cash Surrender Value is equal to the Surrender Charge multiplied by the applicable Cash Value Enhancement Factor. The applicable Cash Value Enhancement Factors under the two riders during the Surrender Charge Period are set forth below:

                         CASH VALUE ENHANCEMENT FACTORS
          (Applicable to Initial Face Amount and Subsequent Increases)

                   Cash Value Enhancement        Cash Value Enhancement
Policy Year                Rider                       Plus Rider
-----------                -----                       ----------
     1                      90                             100
     2                      80                             100
     3                      60                             100
     4                      40                             100
     5                      20                             100
     6+                      0                             100

         Adding either of the Cash Value Enhancement riders to a Policy will alter certain of the charges under the Policy, as illustrated in the following table. There will be no change in the monthly administration and cost of insurance charges under the Policy.

                  COMPARATIVE MONTHLY CHARGES WITH ADDITION OF
                          CASH VALUE ENHANCEMENT RIDERS

-----------------------------------------------------------------------------------------------------------------------
        CHARGES
-----------------------------------------------------------------------------------------------------------------------
                                                                             THE POLICY
-----------------------------------------------------------------------------------------------------------------------
Premium Charge                               7.5%  for first 10 Policy Years and 5% thereafter
-----------------------------------------------------------------------------------------------------------------------
Asset-Based Risk Charge                      0%  per Policy Year (guaranteed not to exceed 0.3%)
-----------------------------------------------------------------------------------------------------------------------

                                                               THE POLICY WITH CASH VALUE ENHANCEMENT RIDER
-----------------------------------------------------------------------------------------------------------------------
Premium Charge                               8.5%  for first 10 Policy Years and 5.5% thereafter
-----------------------------------------------------------------------------------------------------------------------
Asset-Based Risk Charge                      0%  per Policy Year (guaranteed not to exceed 0.3%)
-----------------------------------------------------------------------------------------------------------------------

                                                            THE POLICY WITH CASH VALUE ENHANCEMENT PLUS RIDER
-----------------------------------------------------------------------------------------------------------------------
Premium Charge                               3.25% for first 10 Policy Years and 2.25% thereafter
-----------------------------------------------------------------------------------------------------------------------
Asset-Based Risk Charge                      1% per Policy Year for the first 15 Policy Years (guaranteed not to exceed
                                             1.30%) and 0.25% thereafter (guaranteed not to exceed 0.55%)
-----------------------------------------------------------------------------------------------------------------------

         RETURN OF PREMIUM RIDER DEATH BENEFIT

         The Policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

         The Return of Premium Rider death benefit is equal to the initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero).

                  Cessation of Increases. Increases in the Return of Premium Death Benefit coverage will cease at the earlier of:

                  (a) the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;

                  (b) the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to Death Benefit Option 2; or

                  (c) the date as of which Monthly Deductions cease and no further premiums may be paid in determining the amount of the Return of Premium death benefit coverage.

                  Decreases in Coverage. The Return of Premium Death Benefit may be decreased if requested by the policyowner. The decrease will take effect at the beginning of the Policy Month on or next following the date the Company approves the request. The Return of Premium Rider Death Benefit coverage will be reduced by the amount of the requested decreased. Decreases in the death benefit are not subject to pro-rata Surrender Charges.

                  Partial Withdrawals. If the Policyowner makes a written request for a partial withdrawal of net cash surrender value while this rider is inforce, the Company will process the withdrawal so that it first reduces the amount of the Return of Premium Death Benefit coverage. Any withdrawals will be subject to a pro-rata surrender charge as described under "Charges and Deductions - Surrender Charges." In addition, the Face Amount will be reduced by the amount by which the withdrawal plus the Surrender Charge exceeds the amount of the Return of Premium Rider Death Benefit.

                  No Lapse Guarantee. The No Lapse Guarantee provisions of the Policy apply to the Return of Premium Rider Death Benefit for the first two Policy Years only.

         POLICYOWNER RIGHTS

         Unless otherwise restricted by a separate agreement, the policyowner may, until the life insured's death:

                  -    Vary the premiums paid under the Policy.

                  -    Change the death benefit option.

                  -    Change the premium allocation for future premiums.

                  -    Transfer amounts between sub-accounts.

                  -    Take loans and/or partial withdrawals.

                  -    Surrender the contract.

                  -    Transfer ownership to a new owner.

                  - Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

                  -    Change or revoke a contingent owner.

                  -    Change or revoke a beneficiary.

         ASSIGNMENT OF RIGHTS

         Manulife USA will not be bound by an assignment until it receives a copy of the assignment at its Service Office. We assume no responsibility for the validity or effects of any assignment.

         BENEFICIARY

         One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes - primary, secondary, and final. Beneficiaries in the same class will share equally in the insurance benefit payable to them. Beneficiaries may be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the life insured's lifetime by giving written notice to the Company in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the life insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

         VALIDITY

         The Company will not contest the validity of a Policy after it has been in force during any life insured's lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the life insured for two years. If a Policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

         MISSTATEMENT OF AGE OR SEX

         If the stated age or sex, or both, of the life insured in the Policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

         SUICIDE EXCLUSION

         If the life insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

         If the life insured dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the Monthly Deductions taken for the increase.

         The Company reserves the right to obtain evidence of the manner and cause of death of the life insured.

         SUPPLEMENTARY BENEFITS

         Subject to certain requirements, one or more Supplementary Benefits may be added to a Policy, including those providing a death benefit guarantee, term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate-owned policies, permitting a change of the life insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deductions.

         TAX TREATMENT OF THE POLICY

         The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the IRS. MANULIFE USA DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICY.

         The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax advisor should be consulted for advice on the tax attributes of the particular arrangement.

         The Company is taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, the Company's operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, the Company is not taxed on the investment income and capital gains of the Separate Account, but the operations of the Separate Account may reduce the Company's Federal income taxes. For example, the Company may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by Trust portfolios. The Company's use of these tax credits and deductions will not adversely affect or benefit the Separate Account. The Company does not anticipate that it will be taxed on the income and gains of the Separate Account in the future, but if the Company is, it may impose a corresponding charge against the Separate Account.

         LIFE INSURANCE QUALIFICATION

         There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

         -        The Policy must satisfy the definition of life insurance under
                  Section 7702 of the Code.

         - The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

         - The Policy must be a valid life insurance contract under applicable state law.

         - The policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

         These four items are discussed in detail below.

         DEFINITION OF LIFE INSURANCE

         Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium and the Cash Value Corridor Tests. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the Policy, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

         With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

         With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

         The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

         If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

         DIVERSIFICATION

         Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

         STATE LAW

         A policy must qualify as a valid life insurance contract under applicable state laws. State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

         INVESTOR CONTROL

         In certain circumstances, owners of variable life insurance policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury

         Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

         The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

         TAX TREATMENT OF POLICY BENEFITS

         The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

         The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

         DEATH BENEFIT

         The death benefit under the Policy should be generally excludable from the gross income of the beneficiary under Section 101(a)(1) of the CODE. A transfer of the Policy for valuable consideration, however, may cause a portion of the death benefit to be taxable. (See "Other Transactions" below.)

         In general, at the insured's death, an estate tax is imposed on assets that are treated as part of the insured's estate. Death benefits are included in the insured's estate if the estate is the beneficiary under the policy, if the insured owned the policy at death, or if the insured had retained certain incidents of ownership in the policy. In addition, if within three years of the insured's death, the insured made a gift of the policy or relinquished those incidents of ownership which would have otherwise caused the policy to be treated as part of the insured's estate, the death benefit will be included in the insured's estate.

         CASH VALUES

         Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

         INVESTMENT IN THE POLICY

         Investment in the Policy means:

         - the aggregate amount of any premiums or other consideration paid for the Policy; minus

         - the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified enfowment contract ("MEC"), to the extent such amount has been excluded from gross income, will be disregarded); plus

         - the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

         The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

         SURRENDER OR LAPSE

         Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of Policy Debt exceeds the total Investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

         If, at the time of lapse or surrender, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements.

         DISTRIBUTIONS

         The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC.

         DISTRIBUTIONS FROM NON-MECs

         A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. In general, loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner. (But see the discussion of the tax treatment of loans made after year ten in the section "Interest on Policy Loans After Year 10").

         FORCE OUTS

         An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

         DISTRIBUTIONS FROM MECs

         Policies classified as MECs will be subject to the following tax rules:

         - First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

         - Second, loans taken from or secured by such a Policy and assignments or pledges of any part of its value are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

         - Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

         -        is made on or after the policyowner attains age 59 1/2;

         -        is attributable to the policyowner becoming disabled; or

         - is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

         These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

         Definition of Modified Endowment Contracts

         Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts" or "MECs," which applies to Policies entered into or materially changed after June 20, 1988.

         In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

         The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

         Material Changes

         A Policy that is not a MEC may become a MEC if it is "materially changed." If there is a material change to the Policy, the seven-year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

         Reductions in Face Amount

         If there is a reduction in benefits during the first seven Policy Years, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.

         Exchanges

         A life insurance contract received in exchange for a MEC will also be treated as a MEC.

         Processing of Premiums

         If a premium, which would cause the Policy to become a MEC, is received within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium on the next anniversary will be refunded to the policyowner.) The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary. The interest credited will be taxable to the owner in the year earned.

         If a premium, which would cause the Policy to become a MEC, is received more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

         If, in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a MEC, excess premiums that would cause MEC status will be credited to the account as of the original date received.

         Multiple Policies

         All MEC's that are issued by a company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under
         Section 72(e) of the Code.

         POLICY LOAN INTEREST

         Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

         Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

         The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies issued after June 8, 1997 bear to the sum of average unborrowed policy and annuity contract cash values and the average adjusted bases for all other assets of the taxpayer.

         If the policyowner is an individual, and if the taxpayer is a business and is not the policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

         INTEREST ON POLICY LOANS AFTER YEAR 10

         Interest is credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%. The actual rate credited is equal to the rate of interest charged on the policy loan, less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.5% thereafter. The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of no differential between the credited interest rate and the loan interest rate, the Company retains the right to decrease the crediting rate under the loan to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.

         POLICY EXCHANGES

         A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same life insured and issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The receipt of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.

         OTHER TRANSACTIONS

         A transfer of the Policy, a change in the owner, a change in the life insured, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the death benefit payable upon the death of the life insured may in certain circumstances be includible in taxable income to the extent that the death benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

         Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

         ALTERNATE MINIMUM TAX

         Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the death benefit proceeds.

         INCOME TAX REPORTING

         In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

         -        the value each year of the life insurance protection provided;

         -        an amount equal to any employer-paid premiums;

         -        income equal to imputed interest on a deemed employer loan; or

         - some or all of the amount by which the current value exceeds the employer's interest in the Policy.

         Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

         OTHER INFORMATION

         PAYMENT OF PROCEEDS

         As long as the Policy is in force, Manulife USA will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),
         (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

         REPORTS TO POLICYOWNERS

         Within 30 days after each Policy Anniversary, Manulife USA will send the policyowner a statement showing, among other things:

         -        the amount of death benefit;

         - the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

         - the value of the units in each Investment Account to which the Policy Value is allocated;

         - the Policy Debt and any loan interest charged since the last report;

         - the premiums paid and other Policy transactions made during the period since the last report; and

         -        any other information required by law.

         Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

         DISTRIBUTION OF THE POLICIES

         Manulife Financial Securities LLC ("Manulife Financial Securities"), an indirect wholly-owned subsidiary of MFC, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manulife USA. Manulife Financial Securities is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. Manulife Financial Securities is located at 73 Tremont Street, Boston, MA 02108 and is organized as a Delaware limited liability company. The sole member of Manulife Financial Securities is Manulife USA. The Policies will be sold by registered representatives of either Manulife Financial Securities or other broker-dealers having distribution agreements with Manulife Financial Securities who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.


         The commissions payable to a registered representative on sales of the Policy will not exceed: (a) 110% of premiums paid in the first year of the Policy plus (b) 2% of all premiums paid in years after the first year plus (c) 1.00% of the Net Policy Value per year. Commissions relating to a particular premium payment are generally paid in the year that the premium payment is made. However, these commissions may also, under certain circumstances, be paid over a period of time. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manulife USA or Manufacturers Life will be eligible for additional compensation.


         RESPONSIBILITIES OF MFC

         MFC entered into an agreement with Manulife Financial Securities pursuant to which MFC, on behalf of Manulife Financial Securities will pay the sales commissions in respect of the Policies and certain other policies issued by Manulife USA, prepare and maintain all books and records required to be prepared and maintained by Manulife Financial Securities with respect to the Policies and such other policies, and send all confirmations required to be sent by Manulife Financial Securities with respect to the Policies and such other policies. Manulife Financial Securities will promptly reimburse MFC for all sales commissions paid by MFC and will pay MFC for its other services under the agreement in such amounts and at such times as agreed to by the parties.

         Finally, Manulife USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

         VOTING RIGHTS

         As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manulife USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manulife USA will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manulife USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manulife USA to vote shares held in the Separate Account in its own right, it may elect to do so.

         The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manulife USA, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

         Manulife USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manulife USA reasonably disapproves such changes in accordance with applicable federal regulations. If Manulife USA does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

         SUBSTITUTION OF PORTFOLIO SHARES

         Although we believe it to be unlikely, it is possible that in the judgment of the management of Manulife USA, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manulife USA may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

         Manulife USA also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

         RECORDS AND ACCOUNTS

         The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

         All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

         STATE REGULATIONS

         Manulife USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

         Manulife USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

         LITIGATION

         No litigation is pending that would have a material effect upon the Separate Account or the Trust.

         FURTHER INFORMATION

         A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

         For further information you may also contact Manulife USA's Home Office, the address and telephone number of which are on the first page of the prospectus.

         OPTIONAL TERM RIDER

         The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance will always be less than or equal to the cost of insurance on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.

         ILLUSTRATIONS

         The tables illustrating the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time set forth in the Statement of Additional Information.

         FINANCIAL STATEMENTS

         The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.

         DEFINITIONS

         Additional Rating

         is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

         Age

         on any date is the life insured's age on his or her nearest birthday to the Policy Date. If no specific age is mentioned, age means the life insured's age on the Policy Anniversary nearest to the birthday.

         Attained Age

         is the Age at issue plus the number of whole years that have elapsed since the Policy Date.

         Business Day

         is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.

         Cash Surrender Value

         is the Policy Value less the Surrender Charge and any outstanding monthly deductions due.

         Gross Withdrawal

         is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

         Effective Date
         is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. The Company will take the first Monthly Deduction on the Effective Date.

         Fixed Account

         is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

         Investment Account

         is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

         Issue Date

         is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

         Life Insured

         is the person whose life is insured under this Policy.

         Loan Account

         is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

         Loan Interest Credited Differential

         is the difference between the rate of interest charged on a Policy Loan and the rate of interest credited to amounts in the Loan Account.

         Maximum Loanable Amount

         is 100% of the Policy Net Cash Surrender Value less estimated charges to the next Policy anniversary, including loan interest.

         Minimum Death Benefit

         is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured.

         Monthly No-Lapse Guarantee Premium

         is one-twelfth of the No-Lapse Guarantee Premium.

         Net Cash Surrender Value

         is the Cash Surrender Value less the Policy Debt.

         Net Policy Value

         is the Policy Value less the value in the Loan Account.

         Net Premium

         is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

         No-Lapse Guarantee

         is a provision of the Policy which occurs when the Policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

         No-Lapse Guarantee Period

         is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the life insured's age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular Policy is stated in the Policy.

         No-Lapse Guarantee Premium
         is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

         -        the Face Amount of insurance changes.

         -        a Supplementary Benefit is added, changed or terminated.

         -        the Risk Classification of the life insured changes.

         - a temporary Additional Rating is added (due to a face amount increase), or terminated.

         -        the death benefit option changes.

         No-Lapse Guarantee Cumulative Premium

         is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

         No-Lapse Guarantee Cumulative Premium Test

         is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any Gross Withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

         Policy Date

         is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

         Policy Debt

         as of any date equals (a) plus (b) plus (c) minus (d), where:

         (a)      is the total amount of loans borrowed as of such date;

         (b) is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;

         (c) is any interest charges accrued from the last Policy Anniversary to the current date; and

         (d)      is the total amount of loan repayments as of such date.

         Policy Value

         is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

         Service Office Address

         is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

         Surrender Charge Period

         is the period following the Policy Date or following any increase in Face Amount during which the Company will assess Surrender Charges. Surrender Charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

         Surrender Charge Premium Limit

         is used to determine the Surrender Charge. The Surrender Charge Premium Limit for the initial Face Amount is stated in the Policy. The Company will advise the policyowner of the Surrender Charge Premium Limit for any increase in Face Amount.

         Written Request

         is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

[back cover]

Additional information about the Policy is also contained in the Statement of Additional Information ("SAI") dated the same date as this Prospectus. The SAI is incorporated by reference into this Prospectus. The SAI is available upon request, without charge, by calling the following toll-free number: (800) 387-2747. This toll-free number may also be used to request other information about the Policy and to make contract owner inquiries.

         Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at (202) 942-8090. Reports and other information about the Policy are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.

                  The Registrant's Investment Company and 1933 Act File Numbers are 811-4834 and 333-85284 respectively.

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT A

                                       OF

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

         This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing The Manufacturers Life Insurance Company (U.S.A.) at the mailing address of the Service Office 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5 or telephoning 1 (800) 827-4546.

      The date of this Statement of Additional Information is May 1, 2003.

                The Manufacturers Life Insurance Company (U.S.A.)
                           38500 North Woodward Avenue
                        Bloomfield Hills, Michigan 48304

ManUSA Accum II SAI

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

General Information and History.......................................
Services
       Independent Auditors...........................................
Principal Underwriters................................................
Additional Information About Charges..................................
Illustrations.........................................................
Financial Statements..................................................

                         GENERAL INFORMATION AND HISTORY

MANULIFE USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

SEPARATE ACCOUNT A

The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Three (the "Separate Account") on August 22, 1986 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is Manulife Financial Corporation ("MFC"). The Separate Account holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

                                    SERVICES

INDEPENDENT AUDITORS
         The independent auditors of the Company are Ernst & Young LLP located at 2001 Market Street, Philadelphia, PA 19103.

         The consolidated financial statements of the Manufacturers Life Insurance Company (U.S.A.) at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002 and the financial statements of Separate Account A of the Manufacturers Life Insurance Company (U.S.A.) at December 31, 2002 and 2001, and for each of the periods ended December 31, 2002 and 2001, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young, LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

                              PRINCIPAL UNDERWRITER

         Manulife Financial Securities LLC, ("Manulife Financial Securities") an indirect wholly-owned subsidiary of Manufacturers Life, serves as principal underwriter of the policies. (Prior to January 1, 2002, ManEquity, Inc., which was also an indirect wholly-owned subsidiary of Manufacturers Life, served as principal underwriter of the policies.) Policies are offered on a continuous basis. Manulife Financial Securities is located at 73 Tremont Street, Boston, MA 02108. The Policies will be sold by registered representatives of either Manulife Financial Securities or other broker-dealers having distribution agreements with Manulife Financial Securities who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.

         The aggregate dollar amount of underwriting commissions paid to Manulife Financial Securities in 2002 was $275,138,774. Manulife Financial Securities did not retained any of these amounts during such periods.

         The aggregate dollar amount of underwriting commissions paid to ManEquity in 2001 and 2000 was $56,463,871 and $62,735,766, respectively.
The aggregate dollar amount of underwriting commissions retained by ManEquity in 2001 and 2000 were $1,267,599 and $1,762,026, respectively. ManEquity did not retained any of these amounts during such periods.

A registered representative will receive commissions not to exceed: (a) 115% of premiums in the first year plus (b) 2% of all premiums paid in the second year and after plus (c) 1.00% of the Net Policy Value per year. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manulife USA or Manufacturers Life will be eligible for additional compensation.

                      ADDITIONAL INFORMATION ABOUT CHARGES

         A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. Manulife USA reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manulife USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manulife USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

                                  ILLUSTRATIONS

SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.


The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses (excluding those of the Equity Index Trust), which is approximately 0.984% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of 0.984%, 5.016% and 11.016%.


The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for a Policy issued to a 35 year old male non-smoker (assuming no optional riders are elected):

- one based on current cost of insurance charges assessed by the Company and reflecting a 20 year no lapse guarantee

- one based on the maximum cost of insurance charges based on the 1980 Commissioners Uni-Smoker Mortality Tables and reflecting a 20 year no lapse guarantee.

Current cost of insurance charges are not guaranteed and may be changed.

The tables reflect a policyholder with certain characteristics (such as age and sex) and assuming certain expenses and rates of return. The actual results of a particular policyholder will vary based on the policyholders characteristics, the actual expenses of the policy and the actual rates of returns of the assets held in the subaccounts. Illustrations for smokers would show less favorable results than the illustrations shown below.


Upon request, Manulife USA will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested.


From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since approximately July, 2002. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

[VUL Illustrations]

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                    MALE NON-SMOKER ISSUE AGE 35 (PREFERRED)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $3,845 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                                0% Hypothetical                    6% Hypothetical                   12% Hypothetical
                            Gross Investment Return            Gross Investment Return            Gross Investment Return
                            -----------------------            -----------------------            -----------------------
End Of   Accumulated                    Cash                            Cash                              Cash
Policy    Premiums                    Surrender    Death    Policy    Surrender    Death      Policy    Surrender      Death
Year(1)      (2)       Policy Value   Value(3)    Benefit    Value    Value(3)    Benefit     Value      Value(3)     Benefit
   1          4,037        2,680            0     250,000      2,866          0    250,000       3,053           0      250,000
   2          8,276        5,327        1,207     250,000      5,869      1,749    250,000       6,435       2,315      250,000
   3         12,727        7,936        4,141     250,000      9,011      5,216    250,000      10,177       6,382      250,000
   4         17,401       10,511        7,047     250,000     12,302      8,837    250,000      14,323      10,858      250,000
   5         22,308       13,055        9,876     250,000     15,751     12,573    250,000      18,920      15,741      250,000
   6         27,461       15,801       12,948     250,000     19,609     16,756    250,000      24,266      21,413      250,000
   7         32,871       18,506       15,983     250,000     23,648     21,124    250,000      30,188      27,665      250,000
   8         38,552       21,172       18,935     250,000     27,876     25,639    250,000      36,751      34,515      250,000
   9         44,517       23,799       21,888     250,000     32,305     30,394    250,000      44,028      42,117      250,000
  10         50,780       26,384       24,803     250,000     36,941     35,360    250,000      52,094      50,513      250,000
  15         87,118       40,811       40,783     250,000     66,202     66,175    250,000     110,884     110,856      250,000
  20        133,496       53,782       53,782     250,000    103,073    103,073    250,000     210,045     210,045      329,771
  25        192,686       65,293       65,293     250,000    150,528    150,528    250,000     378,629     378,629      507,362
  30        268,230       74,585       74,585     250,000    211,816    211,816    258,416     663,296     663,296      809,221
  35        364,646       70,775       70,775     250,000    287,787    287,787    333,833   1,131,863   1,131,863    1,312,961
  40        487,699       46,662       46,662     250,000    382,517    382,517    409,293   1,907,438   1,907,438    2,040,958
  45        644,749         0 (4)        0 (4)    250,000    504,561    504,561    529,789   3,215,357   3,215,357    3,376,125
  50        845,190         0 (4)        0 (4)    250,000    653,581    653,581    686,260   5,357,101   5,357,101    5,624,956
  55      1,101,009         0 (4)        0 (4)    250,000    830,012    830,012    871,512   8,794,503   8,794,503    9,234,228
  60      1,427,506         0 (4)        0 (4)    250,000  1,056,352  1,056,352  1,066,915  14,525,795  14,525,795   14,671,053
  65      1,844,208         0 (4)        0 (4)    250,000  1,381,026  1,381,026  1,381,026  24,733,347  24,733,347   24,733,347

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made, (d) no premiums have been allocated to the Fixed Account and (e) no optional riders have been elected.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                    MALE NON-SMOKER ISSUE AGE 35 (PREFERRED)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $3,845 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                               0% Hypothetical                  6% Hypothetical                  12% Hypothetical
                           Gross Investment Return          Gross Investment Return           Gross Investment Return
                           -----------------------          -----------------------           -----------------------
End Of    Accumulated               Cash                             Cash                               Cash
Policy     Premiums     Policy    Surrender     Death     Policy   Surrender    Death      Policy    Surrender     Death
Year(1)       (2)       Value      Value(3)    Benefit     Value    Value(3)   Benefit     Value      Value(3)    Benefit
   1           4,037     2,671          0      250,000      2,856         0    250,000        3,042           0     250,000
   2           8,276     4,800        680      250,000      5,324     1,204    250,000        5,872       1,752     250,000
   3          12,727     6,869      3,075      250,000      7,875     4,080    250,000        8,970       5,175     250,000
   4          17,401     8,873      5,408      250,000     10,507     7,042    250,000       12,362       8,897     250,000
   5          22,308    10,807      7,629      250,000     13,220    10,041    250,000       16,074      12,896     250,000
   6          27,461    12,906     10,054      250,000     16,259    13,406    250,000       20,393      17,540     250,000
   7          32,871    14,922     12,399      250,000     19,387    16,864    250,000       25,123      22,599     250,000
   8          38,552    16,857     14,620      250,000     22,610    20,374    250,000       30,312      28,076     250,000
   9          44,517    18,702     16,791      250,000     25,926    24,015    250,000       36,006      34,095     250,000
  10          50,780    20,458     18,877      250,000     29,338    27,757    250,000       42,262      40,681     250,000
  15          87,118    29,838     29,810      250,000     50,353    50,326    250,000       87,269      87,242     250,000
  20         133,496    36,027     36,027      250,000     74,688    74,688    250,000      161,836     161,836     254,082
  25         192,686    37,370     37,370      250,000    102,463   102,463    250,000      285,017     285,017     381,922
  30         268,230    31,414     31,414      250,000    134,570   134,570    250,000      484,907     484,907     591,587
  35         364,646    12,392     12,392      250,000    172,831   172,831    250,000      806,870     806,870     935,969
  40         487,699      0 (4)      0 (4)     250,000    223,543   223,543    250,000    1,329,550   1,329,550   1,422,619
  45         644,749      0 (4)      0 (4)     250,000    294,770   294,770    309,509    2,189,452   2,189,452   2,298,924
  50         845,190      0 (4)      0 (4)     250,000    379,351   379,351    398,319    3,553,958   3,553,958   3,731,656
  55       1,101,009      0 (4)      0 (4)     250,000    475,425   475,425    499,197    5,667,020   5,667,020   5,950,371
  60       1,427,506      0 (4)      0 (4)     250,000    596,012   596,012    601,972    9,098,894   9,098,894   9,189,883
  65       1,844,208      0 (4)      0 (4)     250,000    769,580   769,580    769,580   15,138,212  15,138,212  15,138,212

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

[EPVUL Illustrations]

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                    MALE NON-SMOKER ISSUE AGE 35 (PREFERRED)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,382 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                                0% Hypothetical                  6% Hypothetical                       12% Hypothetical
                            Gross Investment Return          Gross Investment Return                Gross Investment Return
                            -----------------------          -----------------------                -----------------------
End Of    Accumulated                Cash                             Cash                                   Cash
Policy      Premiums      Policy   Surrender    Death    Policy     Surrender      Death        Policy     Surrender      Death
Year(1)       (2)         Value     Value(3)   Benefit    Value      Value(3)     Benefit       Value       Value(3)     Benefit
   1           7,751       5,508          0    500,000      5,879           0      500,000         6,250            0      500,000
   2          15,890      10,907      2,841    500,000     11,994       3,928      500,000        13,127        5,061      500,000
   3          24,435      16,187      8,758    500,000     18,344      10,916      500,000        20,683       13,255      500,000
   4          33,408      21,360     14,577    500,000     24,950      18,166      500,000        28,999       22,216      500,000
   5          42,830      26,429     20,206    500,000     31,822      25,600      500,000        38,155       31,932      500,000
   6          52,722      31,625     26,040    500,000     39,211      33,626      500,000        48,481       42,896      500,000
   7          63,110      36,703     31,764    500,000     46,888      41,948      500,000        59,841       54,901      500,000
   8          74,016      41,666     37,287    500,000     54,865      50,486      500,000        72,342       67,963      500,000
   9          85,468      46,518     42,777    500,000     63,160      59,419      500,000        86,105       82,364      500,000
  10          97,493      51,253     48,157    500,000     71,777      68,681      500,000       101,254       98,158      500,000
  15         167,258      77,335     77,281    500,000    125,206     125,153      500,000       209,518      209,465      500,000
  20         256,298      99,670     99,670    500,000    189,897     189,897      500,000       385,959      385,959      605,955
  25         369,938     118,320    118,320    500,000    269,805     269,805      500,000       676,035      676,035      905,887
  30         514,974     131,851    131,851    500,000    368,533     368,533      500,000     1,149,259    1,149,259    1,402,096
  35         700,082     117,525    117,525    500,000    487,192     487,192      565,142     1,900,940    1,900,940    2,205,090
  40         936,331      60,606     60,606    500,000    630,439     630,439      674,570     3,102,471    3,102,471    3,319,644
  45       1,237,852        0 (4)      0 (4)   500,000    808,746     808,746      849,183     5,061,414    5,061,414    5,314,484
  50       1,622,677        0 (4)      0 (4)   500,000  1,017,863   1,017,863    1,068,756     8,157,117    8,157,117    8,564,973
  55       2,113,823        0 (4)      0 (4)   500,000  1,254,918   1,254,918    1,317,663    12,948,689   12,948,689   13,596,124
  60       2,740,663        0 (4)      0 (4)   500,000  1,549,462   1,549,462    1,564,957    20,675,310   20,675,310   20,882,063
  65       3,540,687        0 (4)      0 (4)   500,000  1,963,720   1,963,720    1,963,720    34,025,927   34,025,927   34,025,927

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made, (d) no premiums have been allocated to the Fixed Account and (d) no optional riders have been elected.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

[EPVUL Illustrations]

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                    MALE NON-SMOKER ISSUE AGE 35 (PREFERRED)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,382 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                0% Hypothetical                 6% Hypothetical                  12% Hypothetical
                            Gross Investment Return         Gross Investment Return           Gross Investment Return
                            -----------------------         -----------------------           -----------------------
 End Of    Accumulated               Cash                            Cash                              Cash
 Policy     Premiums     Policy    Surrender    Death    Policy    Surrender    Death      Policy    Surrender     Death
Year (1)       (2)        Value     Value(3)   Benefit    Value    Value(3)    Benefit     Value      Value(3)     Benefit
   1            7,751     5,490          0     500,000     5,859          0    500,000        6,229           0     500,000
   2           15,890     9,859      1,792     500,000    10,909      2,842    500,000       12,005       3,939     500,000
   3           24,435    14,071      6,642     500,000    16,090      8,661    500,000       18,288      10,859     500,000
   4           33,408    18,122     11,339     500,000    21,401     14,618    500,000       25,120      18,337     500,000
   5           42,830    22,001     15,779     500,000    26,834     20,611    500,000       32,546      26,324     500,000
   6           52,722    25,943     20,358     500,000    32,633     27,048    500,000       40,874      35,289     500,000
   7           63,110    29,690     24,751     500,000    38,552     33,612    500,000       49,928      44,989     500,000
   8           74,016    33,249     28,871     500,000    44,598     40,220    500,000       59,788      55,409     500,000
   9           85,468    36,607     32,866     500,000    50,764     47,023    500,000       70,524      66,782     500,000
  10           97,493    39,763     36,668     500,000    57,053     53,957    500,000       82,229      79,133     500,000
  15          167,258    56,339     56,285     500,000    95,012     94,958    500,000      164,697     164,643     500,000
  20          256,298    66,046     66,046     500,000   136,631    136,631    500,000      295,976     295,976     500,000
  25          369,938    65,768     65,768     500,000   180,683    180,683    500,000      507,144     507,144     679,573
  30          514,974    50,805     50,805     500,000   226,286    226,286    500,000      838,671     838,671   1,023,178
  35          700,082     9,882      9,882     500,000   271,257    271,257    500,000    1,354,438   1,354,438   1,571,148
  40          936,331      0 (4)      0 (4)    500,000   313,638    313,638    500,000    2,163,584   2,163,584   2,315,035
  45        1,237,852      0 (4)      0 (4)    500,000   349,066    349,066    500,000    3,450,769   3,450,769   3,623,307
  50        1,622,677      0 (4)      0 (4)    500,000   375,318    375,318    500,000    5,421,291   5,421,291   5,692,355
  55        2,113,823      0 (4)      0 (4)    500,000   377,653    377,653    500,000    8,362,546   8,362,546   8,780,673
  60        2,740,663      0 (4)      0 (4)    500,000   283,477    283,477    500,000   12,984,071  12,984,071  13,113,911
  65        3,540,687      0 (4)      0 (4)    500,000      0 (4)      0 (4)   500,000   20,883,996  20,883,996  20,883,996

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made, (d) no premiums have been allocated to the Fixed Account and no optional riders have been elected.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                              FINANCIAL STATEMENTS

                             THE MANUFACTURERS LIFE
                                INSURANCE COMPANY
                                    (U.S.A.)








                              AUDITED CONSOLIDATED
                              FINANCIAL STATEMENTS

                                   YEARS ENDED
                        DECEMBER 31, 2002, 2001 AND 2000












================================================================================
                            [MANULIFE FINANCIAL-LOGO]

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000




                                    CONTENTS




REPORT OF INDEPENDENT AUDITORS..............................................  1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
     CONSOLIDATED BALANCE SHEETS............................................  2
     CONSOLIDATED STATEMENTS OF INCOME......................................  3
     CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS..............  4
     CONSOLIDATED STATEMENTS OF CASH FLOWS..................................  5
     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.............................  7

                         REPORT OF INDEPENDENT AUDITORS



THE BOARD OF DIRECTORS
THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries as of
December 31, 2002 and 2001, and the related consolidated statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries at December 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States.

As described in note 1, The Manufacturers Life Insurance Company (U.S.A.) merged with Manulife Reinsurance Corporation (U.S.A.) on January 1, 2002. The comparative financial statements represent the combined financial statements of The Manufacturers Life Insurance Company (U.S.A.) and Manulife Reinsurance Corporation (U.S.A.).


                                                      Ernst & Young LLP


Philadelphia, Pennsylvania
March 28, 2003

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

As at December 31 ($US millions)

ASSETS                                                             2002         2001
                                                                 --------     --------

INVESTMENTS:
Securities available-for-sale, at fair value:
   Fixed-maturity (amortized cost: 2002  $10,816; 2001 $10,526)   $11,869      $11,004
   Equity (cost: 2002 $714; 2001 $809)                                679          845
Mortgage loans                                                      1,921        1,675
Real estate                                                         1,078        1,037
Policy loans                                                        2,369        2,226
Short-term investments                                                919          695
                                                                  -------      -------
TOTAL INVESTMENTS                                                 $18,835      $17,482
                                                                  -------      -------
Cash and cash equivalents                                         $   103      $   112
Deferred acquisition costs                                          2,731        2,375
Net deferred tax asset                                                 --           59
Due from affiliates                                                   561          580
Amounts recoverable from reinsurers                                 1,069          804
Other assets                                                          674          728
Separate account assets                                            29,929       30,217
                                                                  -------      -------
TOTAL ASSETS                                                      $53,902      $52,357
                                                                  =======      =======
LIABILITIES, CAPITAL AND SURPLUS

LIABILITIES:
Policyholder liabilities and accruals                             $19,302      $18,174
Notes payable                                                         370          390
Net deferred tax liability                                            196           --
Due to affiliate                                                       65          250
Other liabilities                                                     858          657
Separate account liabilities                                       29,929       30,217
                                                                  -------      -------
TOTAL LIABILITIES                                                 $50,720      $49,688
                                                                  =======      =======
CAPITAL AND SURPLUS:
Capital stock                                                     $     5      $     5
Retained earnings                                                   2,666        2,511
Accumulated other comprehensive income                                511          153
                                                                  -------      -------
TOTAL CAPITAL AND SURPLUS                                         $ 3,182      $ 2,669
                                                                  -------      -------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                            $53,902      $52,357
                                                                  =======      =======

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31
($US millions)                                       2002       2001      2000
-------------------------------                    -------    -------   -------
REVENUE:
   Premiums                                        $ 1,002    $ 1,044   $ 1,001
   Fee income                                          930        903       958
   Net investment income                             1,157      1,184     1,207
   Net realized investment (losses) gains             (222)        56       129
   Other                                                 4         13        (3)
                                                   -------    -------   -------
TOTAL REVENUE                                      $ 2,871    $ 3,200   $ 3,292
                                                   -------    -------   -------
BENEFITS AND EXPENSES:
   Policyholder benefits and claims                $ 1,606    $ 1,734   $ 1,744
   Operating expenses and commissions                  575        617       652
   Amortization of deferred acquisition costs           92        276       217
   Interest expense                                     42         46        59
   Policyholder dividends                              370        348       339
                                                   -------    -------   -------
TOTAL BENEFITS AND EXPENSES                        $ 2,685    $ 3,021   $ 3,011
                                                   -------    -------   -------
INCOME BEFORE INCOME TAXES                             186        179       281
                                                   -------    -------   -------
INCOME TAX EXPENSE                                      31         34        70
                                                   -------    -------   -------
NET INCOME                                         $   155    $   145   $   211
                                                   =======    =======   =======


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                                              ACCUMULATED
                                                                                 OTHER           TOTAL
FOR THE YEARS ENDED DECEMBER 31                       CAPITAL    RETAINED    COMPREHENSIVE    CAPITAL AND
($US millions)                                         STOCK     EARNINGS    INCOME (LOSS)      SURPLUS
-------------------------------                       -------    --------    -------------    -----------
BALANCE, JANUARY 1, 2000 (PREVIOUSLY REPORTED)        $     5     $ 1,990       $   128         $ 2,123
Adjustments to reflect January 1, 2002 merger of
   The Manufacturers Life Insurance Company (U.S.A)
   and Manulife Reinsurance Corporation (U.S.A.)           --         165           (12)            153
                                                      -------     -------       -------         -------
BALANCE, JANUARY 1, 2000 (RESTATED)                   $     5     $ 2,155       $   116         $ 2,276
Comprehensive income                                       --         211           187             398
                                                      -------     -------       -------         -------
BALANCE, DECEMBER 31, 2000                            $     5     $ 2,366       $   303         $ 2,674
Comprehensive income                                       --         145          (150)             (5)
Capital contribution                                       --         125            --             125
Dividend to shareholder                                    --        (125)           --            (125)
                                                      -------     -------       -------         -------
BALANCE, DECEMBER 31, 2001                            $     5     $ 2,511       $   153         $ 2,669
Comprehensive income                                       --         155           358             513
                                                      -------     -------       -------         -------
BALANCE, DECEMBER 31, 2002                            $     5     $ 2,666       $   511         $ 3,182
                                                      =======     =======       =======         =======

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31
($US millions)                                                         2002        2001        2000
-------------------------------                                      --------    --------    --------
OPERATING ACTIVITIES:
   Operating cash inflows:
     Premiums                                                        $  1,018    $  1,014    $  1,013
     Fee income                                                           981         930         962
     Net investment income                                              1,153       1,211       1,180
     Other revenue                                                          4          13          (3)
                                                                     --------    --------    --------
     TOTAL OPERATING CASH INFLOWS                                    $  3,156    $  3,168    $  3,152
   Operating cash outflows:
         Benefit payments                                               1,480       1,378       1,341
      Insurance expenses and taxes                                      1,180       1,193       1,231
      Dividends paid to policyholders                                     358         333         408
      Change in other assets and other liabilities                       (422)        (83)       (324)
                                                                     --------    --------    --------
      TOTAL OPERATING CASH OUTFLOWS                                  $  2,596    $  2,821    $  2,656
                                                                     --------    --------    --------
Net cash provided by operating activities                            $    560    $    347    $    496
                                                                     --------    --------    --------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                    $  8,634    $ 10,623    $  7,053
Fixed-maturity securities purchased                                    (9,082)    (10,743)     (7,360)
Equity securities sold                                                     34         412       1,185
Equity securities purchased                                              (214)       (587)     (1,012)
Mortgage loans advanced                                                  (432)       (334)       (187)
Mortgage loans repaid                                                     186         200         274
Real estate sold                                                            1          39          98
Real estate purchased                                                     (60)        (29)        (58)
Policy loans advanced, net                                               (143)       (228)       (155)
Short-term investments                                                   (224)         33        (334)
Dividend Paid                                                               0        (125)          0
Other investments, net                                                     (4)        (29)         (3)
                                                                     --------    --------    --------
Net cash used in investing activities                                $ (1,304)   $   (768)   $   (499)
                                                                     --------    --------    --------
FINANCING ACTIVITIES:
Deposits and interest credited to policyholder account balances      $  1,778    $  1,768    $  1,336
Withdrawals from policyholder account balances                         (1,342)     (1,450)     (1,579)
Unearned revenue (Note 13)                                                168          --          --
Amounts due to affiliates                                                 101         150         200
Principal repayment of amounts due to affiliates                         (211)       (377)         --
Capital Contribution                                                        0         156           0
Net reinsurance recoverable                                               243         121          87
Borrowed (Repaid) Funds                                                    (2)         --          (2)
                                                                     --------    --------    --------
Net cash provided by financing activities                            $    735    $    368    $     42
                                                                     --------    --------    --------
Increase (decrease) in cash and cash equivalents during the period   $     (9)   $    (53)   $     39
Cash and cash equivalents at beginning of year                            112         165         126
                                                                     --------    --------    --------
BALANCE, END OF PERIOD                                               $    103    $    112    $    165
                                                                     ========    ========    ========

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

FOR THE YEARS ENDED DECEMBER 31
($US millions)                                                               2002     2001     2000
-------------------------------                                             ------   ------   ------
RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
   NET INCOME                                                                $ 155    $ 145    $ 211
   ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY
     OPERATING ACTIVITIES

     Realized gains/losses and provisions                                      222      (56)    (129)
     Net depreciation, amortization of bond premium discount and other          (5)      27      (27)
       investment related items
     Addition to policyholder liabilities and accruals                         126      356      403
     Deferred acquisition costs                                               (567)    (543)    (590)
     Amortization of deferred acquisition costs                                 92      276      217
     Increase in deferred tax liability, net                                    83       96        4
     Interest expense                                                           42       46       59
     Policyholder dividends                                                     12       15      (69)
     Change in other assets and other liabilities                              422       83      324
     Other, net                                                                (22)     (98)      93
                                                                             -----    -----    -----
NET CASH PROVIDED BY OPERATING ACTIVITIES                                    $ 560    $ 347    $ 496
                                                                             =====    =====    =====

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                           (IN MILLIONS OF US DOLLARS)



1.   ORGANIZATION AND BASIS OF PRESENTATION

     The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") is an indirect, wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as "Manulife Financial".

     Effective January 1, 2002, Manulife Reinsurance Corporation (U.S.A.) ("MRC"), the former direct parent of ManUSA, and The Manufacturers Life Insurance Company of North America ("MNA"), a former subsidiary of ManUSA, were merged with and into ManUSA to continue under the name The Manufacturers Life Insurance Company (U.S.A.). MRC was the sole shareholder of ManUSA. Shares of ManUSA held by MRC were cancelled and ManUSA issued new shares to MRC's sole shareholder, The Manufacturers Investment Corporation ("MIC").

     Pursuant to the merger on January 1, 2002, MRC transferred its 100% interest in Manulife Reinsurance Limited (Bermuda) ("MRL"), a Bermuda based company, to MIC and as a result, MRL remains a sister company to ManUSA and a 100% controlled subsidiary of MIC.

     The amalgamation of ManUSA and MRC represents the combination of businesses under common control and has been accounted for using "pooling-of-interests" accounting. The accompanying comparative financial statements for 2001 and 2000 are restated based on the assumption that the companies have been combined since January 1, 2000 and exclude MRL which is currently a subsidiary of MIC. The following is a reconciliation of the amounts of revenue and net income previously reported for 2001 and 2000 with the restated amounts:


     FOR THE YEARS ENDED DECEMBER 31
     ($US millions)                                     2001         2000
     -------------------------------                   ------       ------
     TOTAL REVENUE:
     As previously reported by ManUSA                  $ 2,859     $ 3,044
     MRC, excluding MRL                                    341         248
                                                       -------     -------
     AS RESTATED                                       $ 3,200     $ 3,292
                                                       -------     -------
     NET INCOME:
     As previously reported by ManUSA                  $    41     $   248
     MRC, excluding MRL                                    104         (37)
                                                       -------     -------
     AS RESTATED                                       $   145     $   211
                                                       -------     -------

     Prior to January 1, 2002, ManUSA and MRC, in the normal course of business, entered into certain reinsurance and administrative transactions. These intercompany transactions have been eliminated in the accompanying consolidated financial statements and in the preceding table.

     In addition, on January 1, 2002, all of the inforce operations of The Manufacturers Life Insurance Company of America, a subsidiary of ManUSA, were transferred to ManUSA by way of an assumption reinsurance agreement and dividend declaration. As a result of this reorganization, products previously sold and administered under the name of MRC, MNA, and MLA are now offered and administered under the name of ManUSA. Also effective January 1, 2002, Manulife-Wood Logan Holding Co., Inc., Manulife Wood Logan, Inc., and Manulife Holding Corporation, all subsidiaries of ManUSA, were liquidated into ManUSA. All of these transactions have been reflected in these consolidated financial statements at carrying value.

     In December of 2000 through an issuance of shares, the Company acquired the remaining 21.6% minority interest in Manulife-Wood Logan Holding Co. Inc ("MWLH"), a subsidiary of the Company, from MRL Holding, LLC ("MRL-LLC"), an affiliated company. As this was a related party transaction, the purchase was accounted for at MRL-LLC's carrying value and no goodwill was generated.

     ManUSA and its subsidiaries, collectively known as the "Company", operate in the life insurance industry, offering a broad range of individual insurance, reinsurance, individual wealth management and group wealth management related products. These products are marketed primarily in the United States.


2.   SIGNIFICANT ACCOUNTING POLICIES

     A)   RECENT ACCOUNTING STANDARDS

     The Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141, "Business Combinations," ("SFAS 141") and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). Both of these Statements were adopted by the Company effective for fiscal periods commencing January 1, 2002. SFAS 141 requires that all business combinations, other than those for businesses under common control, be accounted for using the purchase method and provides specific criteria for recognizing intangible assets separately from goodwill. Under SFAS 142, goodwill and intangible assets with an indefinite useful life are no longer amortized but are reviewed for impairment annually, or more frequently if impairment indicators arise. As at December 31, 2002, goodwill amounted to $40 (2001 - $37). The Company has reviewed the new standards and determined that its goodwill is not impaired.

     The following table presents the net income in accordance with the transitional provisions of SFAS 142 in effect since January 1, 2002:


     FOR THE YEARS ENDED DECEMBER 31
     ($US millions)                                               2001     2000
     -------------------------------                              ----     ----
     Net income as reported                                       $145     $211
     Addback:  Goodwill amortization, net of tax                     2        2
                                                                  ----     ----
     NET INCOME, EXCLUDING GOODWILL AMORTIZATION, NET OF TAX      $147     $213
                                                                  ----     ----

         The FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities," which addresses consolidation of certain variable interest entities by their primary beneficiary. This interpretation is effective for the fiscal or interim period beginning after June 15, 2003 for variable interest entities acquired before February 1, 2003, and immediately for variable interest entities created after January 31, 2003. This interpretation is not expected to have a material impact on the Company's financial results.

     C)  INVESTMENTS

         The Company classifies all of its fixed-maturity and equity securities as available-for-sale and records these securities at fair value. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed bond portion of the fixed-maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments.

         Realized gains and losses on sales of securities classified as available-for-sale are recognized in income using the specific-identification method. A decline in the value of a specific security that is considered other-than-temporary, results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred acquisition costs, policyholder liabilities and unearned revenue liability. In evaluating whether a decline in fair value is other than temporary, the Company considers various factors including the time and extent to which the fair value has been less than cost, the financial condition and near term prospects of the issuer and whether the debtor is current on contractually obligated interest and principal payments.

         Mortgage loans are reported at unpaid principal balances, net of a provision for losses. The provision for losses is established for mortgage loans both on a specific as well as on an aggregate basis. Mortgage loans are considered to be impaired when the Company has determined that it is probable that all amounts due under contractual terms will not be collected. Impaired loans are reported at the lower of unpaid principal or fair value of the underlying collateral.

         Real estate held for investment is carried at cost, less accumulated depreciation and provisions for impairment and write-downs, if applicable. Real estate held for sale is carried at the lower of cost or market value where changes in estimates of market value are recognized as realized gains or losses in the consolidated statements of income.

         Policy loans are reported at aggregate unpaid balances, which approximates fair value.

         Short-term investments, which include investments with maturities of less than one year and greater than ninety days at the date of acquisition, are reported at amortized cost which approximates fair value.

     D)  DERIVATIVES

         The Company adopted the Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by Statement of Financial Accounting Standards No. 138, on January 1, 2001. As a result, all derivative instruments are reported on the Consolidated Balance Sheet at their fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in current period earnings. There was no cumulative transition adjustment at the time of adoption.

         For fair value hedges, the Company is hedging changes in the fair value of assets, liabilities or firm commitments with changes in fair values of the derivative instruments. Both sets of changes are recorded through income. For cash flow hedges, the Company is hedging the variability of cash flows related to forecasted transactions. The effective portion of changes in the fair value of cash flow hedges is initially recorded in other comprehensive income and is subsequently reflected into income in the same period or periods during which the hedged transaction affects earnings. The Company estimates that deferred net losses of $3 after tax, included in other comprehensive income as at December 31, 2002, will be reclassified into earnings within the next twelve months. Cash flow hedges include hedges of certain forecasted transactions of varying periods up to a maximum of 40 years.

     E)  CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     F)  DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses, which vary with and are primarily related to the production of new business, are deferred to the extent recoverable from future gross profits and included as an asset. The portion of DAC associated with variable annuity and variable life insurance contracts, universal life insurance contracts, investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. This amortization is adjusted retrospectively when current gross profits or estimates of future gross profits are revised. DAC associated with all other insurance and reinsurance contracts is amortized over the premium-paying period of the related policies. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on current and estimated future gross profits. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future gross profits and any unrecoverable portion is immediately expensed.

     G)  POLICYHOLDER LIABILITIES AND ACCRUALS

         Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and for accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

         For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized gains associated with the underlying assets.

         For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders.

         For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. Interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies range from 2.5% to 7.0%. As at December 31, 2002, participating insurance expressed as a percentage of gross actuarial reserves and account value is 47%.

         For those participating policies inforce as of September 23, 1999 and as a result of the demutualization of The Manufacturers Life Insurance Company ("MLI"), an indirect parent, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate "closed block" of business. As at December 31, 2002, $7,691 (2001 - $7,441) of both assets and actuarial liabilities related to the participating policyholders' account is included in the closed block.

         ManUSA's Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value as at December 31, 2002.

     H)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to group pension business as well as for variable annuity and variable life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying consolidated financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

     I)  REVENUE RECOGNITION

         Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance inforce or the present value of annuity benefits, depending on the product type.

         Fee income from annuity contracts, pension contracts, and insurance contracts consist of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

         Interest on fixed-maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

     J)  POLICYHOLDER BENEFITS AND CLAIMS

         Benefits for variable annuity and variable life contracts, for universal life insurance contracts, and for investment pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

     K)  REINSURANCE

         The Company routinely utilizes reinsurance transactions to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, co-insurance, and modified co-insurance. Reinsurance premiums, policy charges for cost of insurance, and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees, and claims are reported net of reinsured amounts.

         The amount recoverable from reinsurers and pertaining to policyholder liabilities is presented as a separate asset on the consolidated balance sheets. For those claims paid and covered by a reinsurance treaty, a reinsurance receivable has been included as part of other assets.

     L)  STOCK-BASED COMPENSATION

         Certain of ManUSA's employees are provided compensation in the form of stock options and deferred share units in MFC, the indirect parent of the Company. The intrinsic value method of accounting is used by MFC. As a result, no expense is recognized in either MFC's or ManUSA's income for stock options as the exercise price thereon is set at the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the award grant date. The intrinsic value of the deferred share units granted by MFC to ManUSA employees is recognized in the accounts of ManUSA over the vesting periods of the units.

     M)  INCOME TAXES

         Income taxes have been provided for in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

         ManUSA joins its direct parent, MIC, and its subsidiaries, with the exception of The Manufacturers Life Insurance Company of New York ("MNY"), in filing a U.S. consolidated income tax return. MNY files a separate federal income tax return. Prior to the reorganization, MNY filed as a member of the consolidated tax return with its direct parent, MNA [note 1]. In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if ManUSA and the companies filed separate income tax returns. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

     N)  FOREIGN EXCHANGE TRANSLATION

         The balance sheet and statement of income of the Company's foreign operations as well as non-U.S. dollar investments are translated into U.S. dollars using exchange rates in effect at the balance sheet date and average exchange rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

     O)  COMPARATIVE FIGURES

         Certain of the prior year's figures have been reclassified to conform to the current year's presentation.

     P)  USE OF ESTIMATES

         The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

         During 2002, the Company made significant adjustments to the amortized costs of its fixed-maturity and equity securities by recognizing $177 in other than temporary impairments in the investment portfolio, net of the related DAC and unearned revenue liability unlocking. Also in 2002, three items led to a combined net positive income effect from DAC and unearned revenue liability unlocking of $139. The latter changes included positive impacts from an extension of the DAC amortization period on its participating line of business, and improved mortality assumptions on its participating and universal life businesses, and a negative impact from equity market performance below historical assumptions on its variable annuity business.

3.       INVESTMENTS AND INVESTMENT INCOME

     A)  FIXED-MATURITY AND EQUITY SECURITIES

         At December 31, 2002, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:


                                                                     GROSS                   GROSS
                                                                   UNREALIZED              UNREALIZED
          AS AT DECEMBER 31               AMORTIZED COST             GAINS                   LOSSES                   FAIR VALUE
                                       -------------------     -------------------     --------------------      -------------------
          ($US millions)                 2002        2001        2002        2001        2002         2001         2002        2001
                                       -------     -------     -------     -------     -------      -------      -------     -------
         FIXED-MATURITY SECURITIES:
         U.S. government               $ 2,562     $ 2,115     $   197     $    68     $    --      $   (11)     $ 2,759     $ 2,172
         Foreign governments             1,458       1,346         314         174          --           (2)       1,772       1,518
         Corporate                       6,326       6,303         638         322        (143)        (106)       6,821       6,519
         Asset - backed                    470         762          47          35          (1)          (2)         516         795
                                       -------     -------     -------     -------     -------      -------      -------     -------
         TOTAL FIXED-MATURITY
         SECURITIES                    $10,816     $10,526     $ 1,196     $   599     $  (144)     $  (121)     $11,868     $11,004
                                       -------     -------     -------     -------     -------      -------      -------     -------
         EQUITY SECURITIES             $   714     $   809     $    38     $    93     $   (73)     $   (57)     $   679     $   845
                                       -------     -------     -------     -------     -------      -------      -------     -------

         Proceeds from sales of fixed-maturity securities during 2002 were $8,481 (2001 - $10,710 and 2000 - $7,053). Gross gains and losses of
         $218 and $154 respectively, were realized on those sales (2001 - $230 and $100 respectively, 2000 - $80 and $258 respectively). In addition during 2002, other-than-temporary impairments of $109 (2001 - $73, 2000
         - $83) were recognized in income.


         Proceeds from the sale of equity securities during 2002 were $34 (2001
         - $412 and 2000 - $1,185). Gross gains and losses of $48 and $84 respectively, were realized on those sales (2001 - $20 and $31 respectively, 2000 - $319 and $60 respectively). In addition during 2002, other-than-temporary impairments of $135 (2001 - $48, 2000 - nil) were recognized in income.


         The cost amounts for both fixed-maturity securities and equity securities are net of the other-than-temporary impairment charges.

         The contractual maturities of fixed-maturity securities at December 31, 2002 are shown below.


         AS AT DECEMBER 31, 2002
         ($US millions)                                                   AMORTIZED COST        FAIR VALUE
                                                                          --------------        ----------
         Fixed-maturity securities, excluding mortgage-backed securities:
              One year or less                                               $   465             $    475
              Greater than 1; up to 5 years                                    1,668                1,764
              Greater than 5; up to 10 years                                   2,740                2,968
              Due after 10 years                                               5,473                6,150
         Asset - backed securities                                               470                  512
                                                                             -------             --------
         TOTAL FIXED-MATURITY SECURITIES                                     $10,816             $ 11,869
                                                                             =======             ========

         Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

     B)  MORTGAGE LOANS

         Mortgage loans are reported at amortized cost, net of a provision for losses. The impaired mortgage loans and the related specifically identified allowance for mortgage loan losses were as follows:

          AS AT DECEMBER 31
          ($US millions)                                                            2002                  2001
          -------------------------------------------                              -------               ------
          IMPAIRED LOANS                                                           $   80                $   79
                                                                                   -------               ------

          Allowance, January 1                                                     $   50                $   51

          Deductions                                                                  (14)                   (1)
                                                                                   ------                ------
          ALLOWANCE, DECEMBER 31                                                   $   36                $   50
                                                                                   ======                ======


      C) INVESTMENT INCOME

         Income by type of investment was as follows:

          FOR THE YEARS ENDED DECEMBER 31
          ($US millions)                                                 2002            2001             2000
          --------------------------------------------                 --------         ------           ------
          Fixed-maturity securities                                    $  729           $  751           $  794

          Equity securities                                                11               11               11

          Mortgage loans                                                  139              128              126

          Investment real estate                                           88               91              105

          Other investments                                               228              239              231
                                                                       ------           ------           ------

          Gross investment income                                       1,195            1,224            1,267

          Investment expenses                                             (38)             (36)             (60)
                                                                       ------           ------           ------

          NET INVESTMENT INCOME                                        $1,157           $1,184           $1,207
                                                                       ======           ======           ======


      D) SIGNIFICANT EQUITY INTERESTS

         ManUSA holds a 27.7% indirect interest in Flex Leasing I, LLC and a 19.6% direct interest in Flex Leasing II, LLC. These investments are accounted for using the equity method whereby ManUSA recognizes its proportionate share of the respective investee's net income or loss. As at December 31, 2002, the sum of total assets for both these investees was $393 (2001 - $396), with total liabilities amounting to $322 (2001
         - $295). For the year ended December 31, 2002, total net loss for both these investees amounted to $0.5 (2001 - $4).

     E)  SECURITIES LENDING

         The Company engages in securities lending to generate additional income. Certain securities from its portfolio are loaned to other institutions for certain periods of time. Collateral, which exceeds the market value of the loaned securities, is lodged by the borrower with the Company and retained by the Company until the underlying security has been returned to the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates. As at December 31, 2002, the Company has loaned securities (which are included in invested assets) with a carrying value and market value of approximately $1,316 and $1,407 respectively (2001 - $1,122 and $1,148 respectively)

4.       COMPREHENSIVE INCOME

     A)  TOTAL COMPREHENSIVE INCOME WAS AS FOLLOWS:


          FOR THE YEARS ENDED DECEMBER 31
          ($US millions)                                                     2002            2001           2000
          ---------------------------------------------------------         ------          ------         ------
          NET INCOME                                                        $  155          $  145         $  211
                                                                            ------          ------         ------

          OTHER COMPREHENSIVE INCOME, NET OF DAC, DEFERRED INCOME TAXES
          AND OTHER AMOUNTS REQUIRED TO SATISFY POLICYHOLDER LIABILITIES:
            Unrealized holding gains (losses) arising during the year          269            (118)           228
            Minimum pension liability                                          (25)             (3)            -
            Foreign currency translation                                        44             (13)            (2)
            Less:
              Reclassification adjustment for realized gains and
                losses included in net income                                   70             (16)           (39)
                                                                            ------           -----          -----

          Other comprehensive income                                           358            (150)           187
                                                                            ------           -----          -----

          COMPREHENSIVE INCOME                                              $  513          $   (5)        $  398
                                                                            ------           -----          -----

           Other comprehensive income is reported net of tax expense (benefit) of $169, $(74), and $102 for 2002, 2001 and 2000, respectively.

     B)  ACCUMULATED OTHER COMPREHENSIVE INCOME IS COMPRISED OF THE FOLLOWING:


           AS AT DECEMBER 31
           ($US millions)                                                           2002                   2001
           -------------------------------------------                            -------                 -------
           UNREALIZED GAINS :
                Beginning balance                                                 $   173                 $   307
                Current period change                                                 339                    (134)
                                                                                  -------                 -------

                Ending balance                                                    $   512                 $   173
                                                                                  -------                 -------
           MINIMUM PENSION LIABILITY:
                Beginning balance                                                 $    (3)                $     -
                Current period change                                                 (25)                     (3)
                                                                                  -------                 -------

                Ending balance                                                    $   (28)                $    (3)
                                                                                  -------                 -------
           FOREIGN CURRENCY:
                Beginning balance                                                 $   (17)                $    (4)
                Current period change                                                  44                     (13)
                                                                                  -------                 -------

                Ending balance                                                    $    27                 $   (17)
                                                                                  -------                 -------

           ACCUMULATED OTHER COMPREHENSIVE INCOME                                 $   511                 $   153
                                                                                  =======                 =======

     C)  UNREALIZED GAINS ON SECURITIES AVAILABLE-FOR-SALE

         Net unrealized gains on fixed-maturity and equity securities included in other comprehensive income were as follows:


         AS AT DECEMBER 31
         ($US millions)                                                             2002                    2001
         --------------------------------------------                              ------                  ------
         Gross unrealized gains                                                    $1,234                  $  692

         Gross unrealized losses                                                     (217)                   (178)

         DAC and other amounts required to satisfy policyholder liabilities          (251)                   (244)

         Deferred income taxes                                                       (254)                    (97)
                                                                                   ------                  ------
         NET UNREALIZED GAINS ON SECURITIES AVAILABLE-FOR-SALE                     $  512                  $  173
                                                                                   ------                  ------



 5.      DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:


          FOR THE YEARS ENDED DECEMBER 31
          ($US millions)                                                            2002                   2001
          -------------------------------------------                              -------               --------
          Balance, January 1                                                       $ 2,375               $  2,133
          Capitalization                                                               568                    543
          Amortization                                                                 (92)                  (276)
          Effect of net unrealized gains on securities
            available-for-sale                                                        (118)                   (25)
                                                                                   -------               --------

          BALANCE, DECEMBER 31                                                     $ 2,731               $  2,375
                                                                                   -------               --------



 6.      INCOME TAXES

         The components of income tax expense were as follows:


          FOR THE YEARS ENDED DECEMBER 31
          ($US millions)                                                         2002             2001            2000
          -------------------------------------------                           ------           ------           -----
          Current (benefit) expense                                             $  (52)          $  (62)           $ 66

          Deferred expense                                                          83               96               4
                                                                                ------           ------            ----

          TOTAL INCOME TAX EXPENSE                                              $   31           $   34            $ 70
                                                                                ======           ======            ====


          Income before federal income taxes differs from taxable income principally due to tax-exempt investment income; dividends received tax deductions, differences in the treatment of policy acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

6.       INCOME TAXES (CONTINUED)

         Deferred income tax assets (liabilities), result from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date. The Company's deferred income tax assets (liabilities) are as follows:

          AS AT DECEMBER 31
          ($US millions)                                                     2002           2001            2000
          --------------------------------------------                      -------        -------         ------
          DEFERRED TAX ASSETS:

               Policy reserves                                              $   576        $   689         $  652

               Investments                                                        5              1             19

               Policyholder dividends payable                                    13             13             11

               Net capital loss carried forward                                   -              -              6

               Net operating loss carried forward                               214             93             41

               Other deferred tax assets                                         60             49             40
                                                                            -------        -------         ------

          Total Deferred tax assets                                         $   868        $   845         $  769
                                                                            -------        -------         ------

          DEFERRED TAX LIABILITIES:

               Deferred acquisition costs                                   $   548        $   431         $  357

               Unrealized gains on securities available-for-sale                349            169            146

               Premiums receivable                                               27             32             23

               Investments                                                       90            117             52

               Other deferred tax liabilities                                    50             37             43
                                                                            -------        -------         ------

          Total Deferred tax liabilities                                    $ 1,064        $   786         $  621
                                                                            -------        -------         ------

          NET DEFERRED TAX (LIABILITIES) ASSETS                             $  (196)       $    59         $  148
                                                                            -------        -------         ------

         ManUSA files a consolidated federal income tax return with its direct parent MIC, and it's subsidiaries, excluding MNY, which files its own separate federal income tax return. Prior to the reorganization, MNY filed as a member of the consolidated tax return with its direct parent, MNA.

         A tax sharing agreement between ManUSA and the various companies sets forth the manner in which each company's provision (benefit) is computed. In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if ManUSA and the companies filed separate income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to the payable to parent, subsidiaries and affiliates. Such settlements occur on a periodic basis.

         At December 31, 2002, the Company has operating loss carryforwards of $612 that will begin to expire in 2011, and $1.4 million of tax credits with no expiry limitation. At December 31, 2001 and December 31, 2000, the company had operating loss carryforwards of $266 and $117 respectively that will begin to expire in 2011, and $1.4 and $0.9 million respectively of tax credits with no expiry limitation.


7.       NOTE PAYABLE

         On December 29, 1997, the Company issued two surplus debentures for $240 bearing interest at 7.93% per annum to MIC. Both of these debentures mature on February 1, 2022.

         On April 1, 1998, the Company issued two additional surplus debentures for $150 bearing interest at 8.10% per annum to MIC. Both of these debentures mature on February 1, 2022. During 2002, a partial principal repayment of $20 on one of the debentures was made.

         Except in the event of insolvency or wind-up of the Company, these instruments may not be redeemed during the period of five years from date of issue without the approval of the Office of the Superintendent of Financial Institutions of Canada. Interest accrued and expensed was $31 for each of 2002, 2001, and 2000. Interest paid was $32, $31, and $31 for 2002, 2001, and 2000, respectively.


8.       CAPITAL AND SURPLUS

         Capital Stock is comprised of the following:


         AS AT DECEMBER 31
         ($US millions)                                                      2002                     2001
         ------------------------------------------------------              ----                     ----
         AUTHORIZED:
              50,000,000 Preferred shares, Par value $1.00                     -                       -
              50,000,000 Common shares, Par value $1.00
         ISSUED AND OUTSTANDING:
              100,000 Preferred shares
              4,728,934 Common shares                                          5                       5
                                                                             ---                      ---

          As part of the reorganization that was effected January 1, 2002, all of ManUSA's outstanding preferred shares and common shares that were held by MRC were redeemed and then reissued to MIC at the same stated value [note 1].

         ManUSA and its life insurance subsidiaries are subject to statutory limitations on the payment of dividends. Dividend payments in excess of prescribed limits cannot be paid without the prior approval of U.S. insurance regulatory authorities.

         Net income (loss) and net capital and surplus, as determined in accordance with statutory accounting principles for ManUSA, MRC and their life insurance subsidiaries were as follows:

                                                                                        US STATUTORY BASIS
                                                                            -------------------------------------------
         FOR THE YEARS ENDED DECEMBER 31
         ($US millions)                                                                    2001              2000
                                                                            2002       (NOT RESTATED)     (NOT RESTATED)
                                                                           ------      --------------     --------------
         THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.):
            Net (loss) income                                              $  (396)       $    55            $   200
            Net capital and surplus                                          1,078          1,280              1,384
         THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA:
            Net loss                                                       $     -        $  (117)           $   (59)
            Net capital and surplus                                              -            212                152
         THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA:
            Net loss                                                       $     -        $   (20)           $   (19)
            Net capital and surplus                                              -            100                120
         MANULIFE REINSURANCE CORPORATION (U.S.A.):
            Net income                                                     $     -        $   171            $     6
            Net capital and surplus                                              -          1,359              1,280
         THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK:
            Net loss                                                       $   (26)       $   (26)           $    (3)
            Net capital and surplus                                             52             34                 61
                                                                           -------        -------            -------

          In March 1998, the National Association of Insurance Commissioners adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company's life insurance subsidiaries use to prepare their statutory-basis financial statements. The states of domicile of these subsidiaries adopted Codification as the prescribed basis of accounting on which insurers must report their statutory-basis results. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification was reported as an increase to surplus in the statutory-basis financial statement of the respective life insurance subsidiaries. In total, statutory-basis surplus of the life insurance entities within the Company increased by $209.

         As a result of demutualization of MLI there are regulatory restrictions on the amounts of profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of the policyholder dividends. The transfers are governed by the terms of MLI's Plan of Demutualization.


9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS

     A)  EMPLOYEE RETIREMENT PLANS

         The Company sponsors a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan"). Effective January 1, 2002, Manulife Wood Logan Inc. employees commenced earning a benefit under the Plan. Effective July 1, 2002, the Wood Logan Associates, Inc. Pension Plan, which was frozen as of December 31, 2001, was merged into the Plan.

         Pension benefits are provided to participants of the Plan after 3 years of vesting service with the Company and are a function of the length of service together with final average earnings. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with 5 or more years vesting service with the Company as at July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

         Cash balance accounts under the Plan are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits will vary based on service. Interest credits are a function of the 1-year U.S. Treasury Constant Maturity Bond rate plus 0.25%, but no less than 5.25% per annum.

         Actuarial valuation of accumulated plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on plan assets, mortality of participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are charged to earnings of the Company in the current period. Vested benefits are fully funded. Experience gains and losses are amortized to income of the Company over the estimated average remaining service lives of the plan participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

         At December 31, 2002, the projected benefit obligation to the participants of the Plan was $65 (2001 - $56), which was based on an assumed interest rate of 6.75% (2001 - 7.25%). The fair value of the Plan assets totaled $60 (2001 - $74).

9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

     A)  EMPLOYEE RETIREMENT PLAN (CONTINUED)

         The Company also sponsors an unfunded supplemental cash balance plan entitled "The Manulife Financial U.S. Supplemental Cash Balance Plan (the "Supplemental Plan"). This non-qualified plan provides defined pension benefits in excess of limits imposed by law. Compensation is not limited and benefits are not restricted by the Internal Revenue Code.

         Benefits under the Supplemental Plan are provided to participants who terminate after 3 years of service. The default form of payment under this plan is a lump sum, although participants may elect to receive payment in the form of an annuity provided that such an election is made within the time period prescribed in the Supplemental Plan. If an annuity form of payment is elected, the amount payable is equal to the actuarial equivalent of the participant's balance under the Supplemental Plan, using the factors and assumptions for determining immediate annuity amounts applicable to the participant under the Plan.

         Cash balance contribution credits for the Supplemental Plan vary by service, and interest credits are a function of the 1-year U.S. Treasury Constant Maturity Bond rate plus 0.25%, but no less than 5.25% per annum. The annual contribution credits are made in respect of the participant's compensation that is in excess of the limit set by the Internal Revenue Code. Together, these contributions serve to restore to the participant the benefit that he / she would have been entitled to under the Plan's benefit formula except for the pay and benefit limitations in the Internal Revenue Code.

         At December 31, 2002, the projected benefit obligation to the participants of the Supplemental Plan was $25 (2001 - $25), which was based on an assumed interest rate of 6.75% (2001 - 7.25%).

     B)  401(k) PLAN

         The Company sponsors a defined contribution 401(k) savings plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company contributed $2 for each of 2002, 2001, and 2000, respectively.

     C)  POSTRETIREMENT BENEFIT PLAN

         In addition to the retirement plans, the Company sponsors a postretirement benefit plan that provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. This plan provides primary medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. It provides the employee with a life insurance benefit of 100% of the salary just prior to retirement up to a maximum of $150,000. This life insurance benefit is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

         The Company accounts for its retiree benefit plan using the accrual method. At December 31, 2002, the benefit obligation of the postretirement benefit plan was $23, which was based on an assumed interest rate of 6.75%. This plan is unfunded. Postretirement benefit plan expenses for 2002 were $2.

     D) FINANCIAL INFORMATION REGARDING THE EMPLOYEE RETIREMENT PLANS AND THE POST-RETIREMENT BENEFIT PLAN

     Information applicable to the Employee Retirement Plan and the Post-retirement Benefit Plan as estimated by a consulting actuary for the December 31 year-end is as follows:

                                                                        EMPLOYEE       POSTRETIREMENT
                                                                       RETIREMENT          BENEFIT
                                                                          PLANS             PLAN
     AS AT DECEMBER 31                                               ---------------   ---------------
     ($US millions)                                                   2002     2001     2002     2001
     -----------------                                               ------   ------   ------   ------
     CHANGE IN BENEFIT OBLIGATION
     Benefit obligation at beginning of year                         $ (81)   $ (77)   $ (21)   $ (18)
     Service cost                                                       (4)      (3)      (1)      (1)
     Interest cost                                                      (6)      (5)      (1)      (1)
     Amendments                                                         --       --       --       --
     Actuarial loss                                                     (6)      (2)      (1)      (2)
     Benefits paid                                                       7        6        1        1
                                                                     -----    -----    -----    -----
     Benefit obligation at end of year                               $ (90)   $ (81)   $ (23)   $ (21)
                                                                     -----    -----    -----    -----
     CHANGE IN PLAN ASSETS
     Fair value of plan assets at beginning of year                  $  74    $  84    $  --    $  --
     Actual return on plan assets                                      (10)      (6)      --       --
     Employer contribution                                               3        2        1        1
     Benefits paid                                                      (7)      (6)      (1)      (1)
                                                                     -----    -----    -----    -----
     Fair value of plan assets at end of year                        $  60    $  74    $  --    $  --
                                                                     -----    -----    -----    -----

     Funded status                                                   $ (30)   $  (7)   $ (23)   $ (21)
     Unrecognized transition asset                                      (3)      (6)      --       --
     Unrecognized actuarial loss (gain)                                 52       31      (11)     (12)
     Unrecognized prior service cost                                     3        3       --       --
                                                                     -----    -----    -----    -----
     Net amount recognized                                           $  22    $  21    $ (34)   $ (33)
                                                                     -----    -----    -----    -----
     Amounts recognized in consolidated balance sheets consist of:
        Prepaid benefit cost                                         $  --    $  38    $  --    $  --
        Accrued benefit liability                                      (24)     (22)     (34)     (33)
        Intangible asset                                                 3        1       --       --
        Accumulated other comprehensive income                          43        4       --       --
                                                                     -----    -----    -----    -----
     Net amount recognized                                           $  22    $  21    $ (34)   $ (33)
                                                                     -----    -----    -----    -----



                                                                        EMPLOYEE       POST-RETIREMENT
                                                                       RETIREMENT          BENEFIT
                                                                          PLANS             PLAN
                                                                     ---------------   ---------------
     AS AT DECEMBER 31                                                2002     2001     2002     2001
     -----------------                                               ------   ------   ------   ------
     WEIGHTED AVERAGE ASSUMPTIONS
     Discount rate                                                    6.75%    7.25%    6.75%    7.25%
     Expected return on plan assets                                   8.50%    9.00%     N/A      N/A
     Rate of compensation increase                                    5.00%    5.00%    5.00%    5.00%
     Cost-of-living increase                                          3.00%    3.00%     N/A      N/A

     D) FINANCIAL INFORMATION REGARDING THE EMPLOYEE RETIREMENT PLANS AND THE POST-RETIREMENT BENEFIT PLAN (CONTINUED)

     On December 31, 2002, the accrued postretirement benefit plan obligation was $23. The postretirement benefit obligation for eligible active employees was $4. The amount of the postretirement benefit obligation for ineligible active employees was $7. For measurement purposes as at December 31, 2002, a 9.50% and 11.50% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2003 for pre-65 and post-65 coverages, respectively. These rates were assumed to decrease gradually to 5.0% in 2012 and 2016, respectively, and remain at that level thereafter.

                                                                      EMPLOYEE       POST-RETIREMENT
                                                                     RETIREMENT          BENEFIT
                                                                        PLANS             PLAN
     AS AT DECEMBER 31                                             ---------------   ---------------
     ($US millions)                                                   2002     2001     2002     2001
     -----------------                                               ------   ------   ------   ------
     COMPONENTS OF NET PERIODIC BENEFIT COST FOR PLAN
     SPONSOR
     Service cost                                                    $   4    $   3    $   1    $   1
     Interest cost                                                       6        5        1        1
     Expected return on plan assets                                     (7)      (7)      --       --
     Amortization of net transition obligation                          (2)      (2)      --       --
     Recognized actuarial loss (gain)                                   --       --       (1)      (1)
                                                                     -----    -----    -----    -----
     NET PERIODIC BENEFIT COST                                       $   1    $  (1)   $   1    $   1
                                                                     -----    -----    -----    -----

     For the pension plans with accumulated benefit obligations in excess of plan assets, the projected benefit obligation, the accumulated benefit obligation, and the fair value of plan assets were $90, $84, and $61 respectively as at December 31, 2002 and $26, $25, and $2 respectively as of December 31, 2001.

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage-point change in assumed health care cost trend rates would have the following effects on 2002 values:



                                                            ONE-PERCENTAGE-          ONE-PERCENTAGE-
     ($US millions)                                         POINT INCREASE           POINT DECREASE
     -------------                                          ---------------          ---------------
     Effect on total of service and interest cost                $ --                     $ --
     components
     Effect on post-retirement benefit obligation                $  3                     $ (3)

10.  STOCK BASED COMPENSATION

     There are no stock based compensation plans involving stock of ManUSA. However, employees of ManUSA participate in the Executive Stock Option Plan of MFC (the "ESOP"). Under this plan, stock options are periodically granted to selected individuals. The stock options provide the holder with the right to purchase common shares at an exchange price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding 4 years and expire not more than 10 years from the grant date. A total of 36,800,000 MFC common shares have been reserved for issuances under the ESOP.

         Details of outstanding options relating to the employees of ManUSA are as follows:


                                                     2002                       2001
                                            -----------------------   -----------------------
                                                          Weighted                  Weighted
                                                           average                   average
                                             Number of    exercise    Number of     exercise
                                             options        price      options         price
         For the years ended December 31    (thousands)     (Cdn)     (thousands)      (Cdn)
                                            -----------   ---------   -----------   ---------
         Outstanding, January 1                1,000       $ 38.36        337        $ 31.60
         Granted                                 764       $ 42.76        663        $ 41.80
         Exercised                               (20)      $ 31.91         --             --
         Forfeited/Cancelled                     (72)      $ 40.12         --             --
                                              ------       -------     ------        -------
         Outstanding, December 31              1,672       $ 40.37      1,000        $ 38.36
                                              ======       =======     ======        =======
         Exercisable, as at December 31          374       $ 35.44        169        $ 31.60
                                              ======       =======     ======        =======

         The exercise price of stock options outstanding range from Cdn $31.60 to Cdn $46.95 and have a weighted average contractual remaining life of
         8.3 years.

         The weighted average fair value of each option granted in the year has been estimated at $13.85 (Canadian) (2001 - $14.12 (Canadian)) using the Black-Scholes option pricing model. The pricing model uses the following weighted average assumptions: risk-free interest rate of 5.2% (2001 - 5.3%), dividend yield of 1.4% (2001 - 1.2%), expected volatility of 25% (2001 - 25%) and expected life of 7 years (2001 - 7 years). These stock options have no impact on ManUSA's income because the options had no intrinsic value at the grant date and are accounted for by MFC as fixed awards under APB 25.

         In 2000, MFC also granted deferred share units (the "DSUs") to certain employees of the ESOP. The DSUs vest over a 4-year period and each unit entitles the holder to receive one common share of MFC on retirement or termination of employment. The DSUs attract dividends in the form of additional DSUs at the same rate as dividends on the common shares of MFC. No DSUs were granted during 2002 and 2001. The number of DSUs outstanding was 154,608 as at December 31, 2002 (2001 - 156,800).
         ManUSA recorded compensation expense of $1 related to DSUs granted by MFC to its employees (2001 - $1, 2000 - $1).

         Effective January 1, 2001, MFC established the Global Share Ownership Plan (the "GSOP") in which ManUSA employees can participate. Under this plan, qualifying employees of ManUSA can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match 50% of the employee's eligible contributions. The MFC contributions vest immediately. All contributions will be used by the plan's trustee to purchase common shares in the open market. Amounts matched by MFC in respect of ManUSA employees are charged and expensed to ManUSA via the service agreement between ManUSA and MFC.

         The Company also has deferred compensation incentive plans open to all branch managers and qualified agents.

11.      DERIVATIVE FINANCIAL INSTRUMENTS

         The Company uses a variety of off-balance sheet derivative financial instruments as part of its efforts to manage exposures to foreign currency, interest rate, and other market risks arising from its on-balance sheet financial instruments and future commitments. These instruments include interest rate exchange agreements, cross currency swaps, and foreign currency forward contracts.

         The Company enters into interest rate exchange agreements to reduce and manage interest rate risk associated with individual assets and liabilities, and its overall aggregate portfolio. These interest rate exchange agreements consist primarily of interest rate swap agreements and interest rate floors and are regarded as fair value hedges.

         The Company uses cross currency swaps to reduce both foreign exchange and interest rate risk associated with outstanding non-U.S. dollar denominated debt. These instruments are regarded as fair value hedges.

         The Company uses foreign currency forward contracts to hedge some of the foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and acquisition expenses in Canadian dollars. A foreign currency forward contract obligates the Company to deliver a specified amount of currency on a future date at a specified exchange rate. The value of the foreign exchange forward contracts at any given point fluctuates according to the underlying level of exchange rate and interest rate differentials. These instruments are regarded as cash flow hedges.

         These instruments are designated and effective as hedges, as there is a high correlation between changes in market value of the derivative and the underlying hedged item at inception and over the life of the hedge.

         The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e. the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) and replacement cost risk (i.e. the cost to replace the contract at current market rates should the counterparty default prior to the settlement date). To limit exposure associated with counterparty nonperformance on interest rate exchange agreements, the Company enters into master netting agreements with its counterparties.

         Outstanding derivative instruments with off-balance sheet risks are as follows:


                                                  NOTIONAL OR
         AS AT DECEMBER 31                     CONTRACT AMOUNTS       CARRYING VALUE            FAIR VALUE
                                              -----------------     ------------------      ------------------
         ($US millions)                        2002       2001       2002        2001        2002        2001
                                              ------     ------     ------      ------      ------      ------
         Interest rate & currency swaps &
          floors                              $1,039     $1,098     $  (15)     $    2      $  (15)     $    2
         Interest rate option written             22         22         (2)         (1)         (2)         (1)
         Equity Contracts                          2         37         --          --          --          --
         Currency forwards                     1,040        909          5         (11)          5         (11)
                                              ------     ------     ------      ------      ------      ------
         TOTAL DERIVATIVES                    $2,103     $2,066     $  (12)     $  (10)     $  (12)     $  (10)
                                              ------     ------     ------      ------      ------      ------

         Fair value of off-balance sheet derivative financial instruments reflect the estimated amounts that the Company would receive or pay to terminate the contract at the balance sheet date, including the current unrealized gains (losses) on the instruments. Fair values of the agreements were based on estimates obtained from the individual counter parties.

12.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of the Company's financial instruments at December 31, 2002 were as follows:


         ($US millions)                           CARRYING VALUE   FAIR VALUE
                                                  --------------   ----------
          ASSETS:
             Fixed-maturity and equity securities     $12,548       $12,548
             Mortgage loans                             1,921         2,173
             Policy loans                               2,369         2,369
             Separate account assets                   29,929        29,929
          LIABILITIES:
             Insurance investment contracts           $ 2,012       $ 2,027
             Derivative financial instruments              12            12
             Separate account liabilities              29,929        29,929
                                                      -------       -------

         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED-MATURITY AND EQUITY SECURITIES: Fair values of fixed-maturity and equity securities were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed-maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

         MORTGAGE LOANS: Fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

         POLICY LOANS:  Carrying values approximate fair values.

         INSURANCE INVESTMENT CONTRACTS: Fair value of insurance investment contracts, which do not subject the Company to significant mortality or morbidity risks, were estimated using cash flows discounted at market rates.

         DERIVATIVE FINANCIAL INSTRUMENTS: Fair values of derivative financial instruments were based on estimates obtained from the individual counterparties.

         SEPARATE ACCOUNT ASSETS AND LIABILITIES: The carrying values in the consolidated balance sheets for separate account assets and liabilities approximate their fair value. Fair value was determined by applying the above outlined methodology to the relevant assets underlying the respective separate accounts.

13.      RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with MFC, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $277 in 2002. Prior to 2001, the agreements were with MLI, a Canadian 100% directly owned subsidiary of MFC. Costs incurred under these agreements were $272 and $301 for 2001 and 2000, respectively.

         MFC also provides a claims paying guarantee to certain U.S. policyholders.

         On December 20, 2002, the Company entered into a reinsurance agreement with MRL, to reinsure a block of variable annuity business. As there was limited transfer of mortality risk between the Company and MRL, the agreement was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $168, which is classified as unearned revenue and reported in other liabilities. The amount will be amortized to income as payments are made to MRL.

         On September 23, 1997, the Company entered into a reinsurance agreement with MRL to reinsure a closed block of participating life insurance business. As there was limited transfer of mortality risk between the Company and MRL, the agreement was classified as financial reinsurance and given deposit-type accounting treatment. Title to the assets supporting this block of business was transferred to MRL under the terms of the agreement. Included in amounts due from affiliates is $487 (2001 - $506) representing the receivable from MRL for the transferred assets which is accounted for in a similar manner as invested assets available-for-sale.

         Pursuant to a promissory note dated December 19, 2000, issued pursuant to a Credit Agreement of the same date, the Company received a loan of $250 ($375 Canadian) from an affiliate, Manulife Hungary Holdings KFT ("MHHL"). The maturity date with respect to any borrowing is 365 days following the date of the advance of a loan. The loan bears interest at a fluctuating rate equivalent to LIBOR plus 25 basis points and is payable quarterly commencing March 28, 2001. On December 30, 2002, the Company repaid $177 ($279 Canadian) of the principal balance outstanding. The remaining principal outstanding as at December 31, 2002 is $61 (96 Canadian). ManUSA entered into an agreement with MLI to swap $250 ($375 Canadian) at 3-month Banker's Acceptance note plus
         31.34 basis points for US $240 at 3-month LIBOR plus 32.5 basis points. A notional amount of a currency swap between ManUSA and MLI, equal to the loan repayment was terminated at the time of the loan's repayment with no gain or loss.

         A promissory note dated August 7, 2001, was issued by MNA to an affiliate MHHL, pursuant to a Credit Agreement of the same date, with respect to an initial loan of $3.8. The maturity date with respect to any borrowing is 365 days after the date of the advance of a loan. The loan bears interest at a fluctuating rate equal or equivalent to LIBOR plus 25 basis points and is payable quarterly started March 28, 2001.

         Pursuant to a promissory note dated May 7, 1999, ENNAL Inc., a wholly owned non-life subsidiary of the Company, loaned $83 ($125 Canadian) to MLI. The loan bears interest at a rate of 5.6% per annum and is payable annually on December 15. The principal balance together with all unpaid interest are due and payable on December 15, 2003.

         On December 28, 2002, the Company entered into a promissory note agreement with MHHL to borrow $62 ($96 Canadian). Terms of the agreement include a maturity date of December 28, 2003 and interest rate set at the 3-month Banker's Acceptance rate plus 32 basis points. Interest is payable quarterly starting March 28, 2003.

         As at December 31, 2002, the Company has a total of 5 inter-company loans with MRL ranging in carrying value from a payable of $27 to a receivable of $18 (2001 - 8 loans receivable ranging in value from $2 to $20). The loans mature from January 30, 2003 to May 11, 2006 and bear interest rates ranging from 1.26% to 7.65%.

14.      REINSURANCE

         In the normal course of business, the Company assumes and cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

         The effects of reinsurance on premiums with insurance companies were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($US millions)                         2002          2001          2000
                                              -------       -------       -------
         Direct premiums                      $ 1,011       $   991       $   999
         Reinsurance assumed                      323           369           324
         Reinsurance ceded                       (332)         (320)         (322)
                                              -------       -------       -------
         TOTAL PREMIUMS                       $ 1,002       $ 1,040       $ 1,001
                                              -------       -------       -------

         Reinsurance recoveries on ceded reinsurance contracts were $311, $416, and $343 during 2002, 2001 and 2000, respectively.

15.      CONTINGENCIES AND COMMITMENTS

         The Company and its subsidiaries are subject to legal actions arising in the ordinary course of business. These legal actions are not expected to have a material adverse effect on the consolidated financial position of the Company.

         During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The minimum aggregate rental commitments on the ground lease together with other rental office space commitments for the next five years are as follows: $13 for 2003, and $10 for 2004 and thereafter. There were no other material operating leases in existence at the end of 2002.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A
(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA SEPARATE ACCOUNT THREE)

Audited Financial Statements

Years ended December 31, 2002 and 2001 with Report of Independent Auditors

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                          Audited Financial Statements

                     Years ended December 31, 2002 and 2001

                                    CONTENTS

Report of Independent Auditors............................................   1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity...........................   2
Statements of Operations and Changes in Contract Owners' Equity...........   4
Notes to Financial Statements.............................................  28

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (formerly The Manufacturers Life Insurance Company of America Separate Account Three)

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company (U.S.A.) Separate Account A (comprising, respectively, the Aggressive Growth Trust, All Cap Core Trust, All Cap Growth Trust, All Cap Value Trust, Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Opportunities Trust, Core Value Trust, Diversified Bond Trust, Dynamic Growth Trust, Emerging Small Company Trust, Equity-Income Trust, Equity Index Trust, Financial Services Trust, Fundamental Value Trust, Global Bond Trust, Global Equity Trust, Global Equity Select Trust, Growth & Income Trust, Health Sciences Trust, High Grade Bond Trust, High Yield Trust, Income & Value Trust, International Equity Select Trust, International Index Trust, International Small Cap Trust, International Stock Trust, International Value Trust, Internet Technologies Trust, Investment Quality Bond Trust, Large Cap Growth Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Balanced 640 Trust, Lifestyle Conservative 280 Trust, Lifestyle Growth 820 Trust, Lifestyle Moderate 460 Trust, Mid Cap Growth Trust, Mid Cap Index Trust, Mid Cap Opportunities Trust, Mid Cap Stock Trust, Mid Cap Value Trust, Money Market Trust, Overseas Trust, Pacific Rim Emerging Markets Trust, Quantitative Equity Trust, Quantitative Mid Cap Trust, Real Estate Securities Trust, Science & Technology Trust, Select Growth Trust, Small Cap Index Trust, Small Company Blend Trust, Small Company Value Trust, Small-Mid Cap Trust, Small-Mid Cap Growth Trust, Strategic Bond Trust, Strategic Growth Trust, Strategic Opportunities Trust, Tactical Allocation Trust, Telecommunications Trust, Total Return Trust, Total Stock Market Index Trust, U.S. Government Securities Trust, U.S. Large Cap Value Trust, Utilities Trust, Value Trust and 500 Index Trust Sub-Accounts) of The Manufacturers Life Insurance Company (U.S.A.) as of December 31, 2002, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and/or investment advisors. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company (U.S.A.) Separate Account A at December 31, 2002, and the results of its operations and the changes in its contract owners' equity for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                       /s/ Ernst & Young LLP


March 28, 2003

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2002

ASSETS
Investments at fair value:
  Sub-Accounts:
    Aggressive Growth Trust - 554,648 shares (cost $9,184,019)            $   5,502,103
    All Cap Core Trust - 1,017,440 shares (cost $18,167,917)                 10,611,901
    All Cap Growth Trust - 1,084,146 shares (cost $19,690,047)               12,088,231
    All Cap Value Trust - 82,296 shares (cost $813,128)                         748,895
    Balanced Trust - 2,030,339 shares (cost $34,672,535)                     23,064,651
    Blue Chip Growth Trust - 2,482,268 shares (cost $44,138,455)             29,762,395
    Capital Appreciation Trust - 92,870 shares (cost $695,696)                  576,722
    Capital Opportunities Trust - 64,422 shares (cost $601,031)                 501,850
    Core Value Trust - 24,610 shares (cost $250,890)                            230,102
    Diversified Bond Trust - 1,212,256 shares (cost $12,717,521)             13,201,469
    Dynamic Growth Trust - 466,811 shares (cost $2,385,472)                   1,591,827
    Emerging Small Company Trust - 2,489,717 shares (cost $64,460,672)       45,935,275
    Equity-Income Trust - 2,664,741 shares (cost $41,340,992)                33,629,032
    Equity Index Trust - 4,609,120 shares (cost $73,991,326)                 49,640,226
    Financial Services Trust - 60,681 shares (cost $642,037)                    579,506
    Fundamental Value Trust - 423,651 shares (cost $4,631,059)                4,160,248
    Global Bond Trust - 186,398 shares (cost $2,351,504)                      2,570,429
    Global Equity Trust - 850,403 shares (cost $9,034,551)                    8,835,687
    Global Equity Select Trust - 2,724 shares (cost $31,508)                     28,388
    Growth & Income Trust - 2,271,454 shares (cost $60,379,448)              39,523,291
    Health Sciences Trust - 122,769 shares (cost $1,443,264)                  1,206,815
    High Grade Bond Trust - 27,850 shares (cost $367,243)                       383,495
    High Yield Trust - 968,349 shares (cost $8,335,603)                       8,211,601
    Income & Value Trust - 1,429,523 shares (cost $14,534,080)               11,950,809
    International Equity Select Trust - 6,389 shares (cost $71,188)              67,850
    International Index Trust - 145,609 shares (cost $1,201,851)              1,013,441
    International Small Cap Trust - 419,246 shares (cost $4,047,364)          3,945,106
    International Stock Trust - 2,270,044 shares (cost $16,826,568)          16,979,927
    International Value Trust - 533,277 shares (cost $4,716,140)              4,586,178
    Internet Technologies Trust - 408,758 shares (cost $1,044,133)              972,843
    Investment Quality Bond Trust - 2,089,209 shares (cost $24,220,886)      25,759,942
    Large Cap Growth Trust - 1,786,687 shares (cost $20,998,182)             13,596,687
    Lifestyle Aggressive 1000 Trust - 594,358 shares (cost $6,753,364)        4,838,074
    Lifestyle Balanced 640 Trust - 1,682,521 shares (cost $20,124,302)       17,329,966
    Lifestyle Conservative 280 Trust - 141,042 shares (cost $1,772,625)       1,792,639
    Lifestyle Growth 820 Trust - 2,692,657 shares (cost $33,110,602)         24,987,853
    Lifestyle Moderate 460 Trust - 302,587 shares (cost $3,592,438)           3,395,023

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2002

ASSETS (CONTINUED)
Investments at fair value:
  Sub-Accounts:
    Mid Cap Growth Trust - 151,604 shares (cost $1,136,383)                   $   1,105,190
    Mid Cap Index Trust - 247,305 shares (cost $3,031,693)                        2,675,839
    Mid Cap Opportunities Trust - 108,892 shares (cost $984,751)                    804,712
    Mid Cap Stock Trust - 325,090 shares (cost $3,074,171)                        2,711,254
    Mid Cap Value Trust - 546,695 shares (cost $6,788,259)                        6,418,204
    Money Market Trust - 10,364,912 shares (cost $103,649,118)                  103,649,118
    Overseas Trust - 773,991 shares (cost $5,303,246)                             5,178,003
    Pacific Rim Emerging Markets Trust - 1,054,626 shares (cost $7,149,472)       6,127,376
    Quantitative Equity Trust - 2,727,914 shares (cost $61,675,264)              33,798,849
    Quantitative Mid Cap Trust - 52,149 shares (cost $493,444)                      411,458
    Real Estate Securities Trust - 1,643,558 shares (cost $25,562,132)           25,376,534
    Science & Technology Trust - 1,666,402 shares (cost $19,556,755)             12,664,658
    Select Growth Trust - 23,445 shares (cost $208,488)                             193,187
    Small Cap Index Trust - 281,108 shares (cost $2,995,318)                      2,468,125
    Small Company Blend Trust - 429,457 shares (cost $4,303,711)                  3,504,368
    Small Company Value Trust - 759,986 shares (cost $10,411,153)                 9,803,823
    Small-Mid Cap Trust - 9,571 shares (cost $107,499)                               94,277
    Small-Mid Cap Growth Trust - 12,700 shares (cost $107,783)                       92,840
    Strategic Bond Trust - 630,302 shares (cost $6,670,542)                       6,863,987
    Strategic Growth Trust - 148,582 shares (cost $1,329,963)                     1,178,257
    Strategic Opportunities Trust - 2,526,780 shares (cost $40,931,360)          19,557,281
    Tactical Allocation Trust - 67,230 shares (cost $671,448)                       518,345
    Telecommunications Trust - 60,465 shares (cost $292,070)                        250,928
    Total Return Trust - 906,913 shares (cost $12,584,331)                       13,086,755
    Total Stock Market Index Trust - 262,356 shares (cost $2,410,535)             2,001,779
    U.S. Government Securities Trust - 1,394,980 shares (cost $19,030,329)       19,836,614
    U.S. Large Cap Value Trust - 1,153,599 shares (cost $13,761,970)             10,855,368
    Utilities Trust - 59,910 shares (cost $445,206)                                 425,957
    Value Trust - 990,772 shares (cost $15,449,795)                              12,374,748
    500 Index Trust - 1,848,042 shares (cost $16,801,866)                        14,045,123
                                                                              -------------
Total assets                                                                  $ 741,873,434
                                                                              =============

CONTRACT OWNERS' EQUITY
Variable life contracts                                                       $ 741,873,434
                                                                              =============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity

                                                                  SUB-ACCOUNT
                                        ----------------------------------------------------------------
                                               AGGRESSIVE GROWTH
                                                     TRUST                      ALL CAP CORE TRUST
                                        ----------------------------------------------------------------
                                          YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                          DEC. 31/02       DEC. 31/01       DEC. 31/02       DEC. 31/01
                                        ----------------------------------------------------------------
Income:
Net investment income during the year   $           -    $           -    $           -    $           -
Realized gain (loss) during the year         (925,973)        (276,574)      (3,645,232)      (1,453,148)
Unrealized appreciation (depreciation)
   during the year                           (884,506)      (1,883,802)          29,129       (2,298,076)
                                        ----------------------------------------------------------------
Net increase (decrease) in assets from
   operations                              (1,810,479)      (2,160,376)      (3,616,103)      (3,751,224)
                                        ----------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                 1,332,627        2,281,980        2,840,398        4,107,592
   Transfer on terminations                  (514,959)        (523,329)      (1,595,881)      (1,766,097)
   Transfer on policy loans                   (72,586)         (10,538)        (139,370)         (20,212)
   Net interfund transfers                   (470,248)          45,823       (1,438,473)        (491,472)
                                        ----------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                     274,834        1,793,936         (333,326)       1,829,811
                                        ----------------------------------------------------------------

Total increase (decrease) in assets        (1,535,645)        (366,440)      (3,949,429)      (1,921,413)

Assets beginning of year                    7,037,748        7,404,188       14,561,330       16,482,743
                                        ----------------------------------------------------------------
Assets end of year                      $   5,502,103    $   7,037,748    $  10,611,901    $  14,561,330
                                        ================================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                       SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
      ALL CAP GROWTH                    ALL CAP VALUE                                                 BLUE CHIP GROWTH
           TRUST                            TRUST                    BALANCED TRUST                        TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01*     DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
----------------------------------------------------------------------------------------------------------------------------
$          -    $    998,403    $         19    $         75    $    650,234    $    713,899    $          -    $  2,422,196
  (4,313,449)       (510,682)       (204,466)           (953)     (2,123,840)       (899,745)     (2,278,693)        (52,580)

     199,577      (5,318,988)        (91,804)         27,571      (2,724,751)     (3,301,218)     (6,980,882)     (7,668,299)
----------------------------------------------------------------------------------------------------------------------------

  (4,113,872)     (4,831,267)       (296,251)         26,693      (4,198,357)     (3,487,064)     (9,259,575)     (5,298,683)
----------------------------------------------------------------------------------------------------------------------------

   2,218,841       3,956,889         286,243          95,130       3,363,708       3,553,693       6,320,675       9,261,206
  (1,363,245)     (1,517,045)        (69,859)         (7,785)     (4,308,253)     (3,771,443)     (3,703,726)     (3,366,434)
     (61,997)        (29,837)         (2,586)              -         (89,439)         16,306         (78,836)        (24,895)
  (1,751,367)        628,230         404,933         312,377      (2,678,680)       (910,650)        358,523         526,751
----------------------------------------------------------------------------------------------------------------------------

    (957,768)      3,038,237         618,731         399,722      (3,712,664)     (1,112,094)      2,896,636       6,396,628
----------------------------------------------------------------------------------------------------------------------------

  (5,071,640)     (1,793,030)        322,480         426,415      (7,911,021)     (4,599,158)     (6,362,939)      1,097,945

  17,159,871      18,952,901         426,415               -      30,975,672      35,574,830      36,125,334      35,027,389
----------------------------------------------------------------------------------------------------------------------------
$ 12,088,231    $ 17,159,871    $    748,895    $    426,415    $ 23,064,651    $ 30,975,672    $ 29,762,395    $ 36,125,334
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                        SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                   CAPITAL APPRECIATION             CAPITAL OPPORTUNITIES
                                                           TRUST                            TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                 DEC. 31/02      DEC. 31/01*     DEC. 31/02      DEC. 31/01*
                                                ------------------------------------------------------------
Income:
Net investment income during the year           $          -    $          -    $          -    $          -
Realized gain (loss) during the year                 (60,404)         (3,268)         (8,993)         (3,137)
Unrealized appreciation (depreciation)
   during the year                                  (120,788)          1,814        (105,428)          6,247
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                       (181,192)         (1,454)       (114,421)          3,110
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                         285,685         120,978         194,888         111,183
    Transfer on terminations                         (68,349)         (6,905)        (25,769)          2,937
    Transfer on policy loans                          (6,926)              -               -               -
    Net interfund transfers                          247,659         187,226          84,015         245,907
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                           458,069         301,299         253,134         360,027
                                                ------------------------------------------------------------

Total increase (decrease) in assets                  276,877         299,845         138,713         363,137

Assets beginning of year                             299,845               -         363,137               -
                                                ------------------------------------------------------------
Assets end of year                              $    576,722    $    299,845    $    501,850    $    363,137
                                                ============================================================

 * Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                                         SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           EMERGING
      CORE VALUE TRUST             DIVERSIFIED BOND TRUST           DYNAMIC GROWTH TRUST             SMALL COMPANY TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/02     DEC. 31/01**     DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
----------------------------------------------------------------------------------------------------------------------------
$      1,007    $        123    $    526,225    $    228,405    $          -    $      2,669    $          -    $  2,989,181
        (859)             46           5,528         (51,790)       (750,975)       (362,746)       (867,854)        523,643

     (23,591)          2,802         360,853         124,248         174,955        (438,379)    (18,817,305)    (24,618,446)
----------------------------------------------------------------------------------------------------------------------------

     (23,443)          2,971         892,606         300,863        (576,020)       (798,456)    (19,685,159)    (21,105,622)
----------------------------------------------------------------------------------------------------------------------------

     143,297           2,313       1,501,717       1,625,526         467,476         690,350       6,493,290       8,226,969
     (18,810)           (830)     (1,488,923)       (338,697)       (143,351)       (127,695)     (7,988,413)     (7,911,365)
           -               -         (96,278)        (18,695)        (10,009)        (28,461)       (116,641)       (330,245)
      79,518          45,086       5,753,617       1,805,608        (122,857)        759,188      (3,013,104)     (2,344,218)
----------------------------------------------------------------------------------------------------------------------------

     204,005          46,569       5,670,133       3,073,742         191,259       1,293,382      (4,624,868)     (2,358,859)
----------------------------------------------------------------------------------------------------------------------------

     180,562          49,540       6,562,739       3,374,605        (384,761)        494,926     (24,310,027)    (23,464,481)

      49,540               -       6,638,730       3,264,125       1,976,588       1,481,662      70,245,302      93,709,783
----------------------------------------------------------------------------------------------------------------------------
$    230,102    $     49,540    $ 13,201,469    $  6,638,730    $  1,591,827    $  1,976,588    $ 45,935,275    $ 70,245,302
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                         SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                     EQUITY-INCOME TRUST             EQUITY INDEX TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
                                                ------------------------------------------------------------
Income:
Net investment income during the year           $  1,349,315    $  3,013,469    $    647,555    $  1,793,940
Realized gain (loss) during the year                (434,536)        165,555      (1,228,558)        319,126
Unrealized appreciation (depreciation)
    during the year                               (5,952,967)     (2,788,075)    (14,294,327)    (11,632,054)
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                    (5,038,188)        390,949     (14,875,330)     (9,518,988)
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                       4,041,638       4,698,752       7,285,810      10,090,870
    Transfer on terminations                      (2,850,017)     (2,328,113)     (7,071,986)     (6,060,140)
    Transfer on policy loans                        (249,726)        (50,148)        919,863        (122,471)
    Net interfund transfers                        6,195,339       2,870,548      (1,531,921)     (3,841,934)
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                         7,137,234       5,191,039        (398,234)         66,325
                                                ------------------------------------------------------------

Total increase (decrease) in assets                2,099,046       5,581,988     (15,273,564)     (9,452,663)

Assets beginning of year                          31,529,986      25,947,998      64,913,790      74,366,453
                                                ------------------------------------------------------------
Assets end of year                              $ 33,629,032    $ 31,529,986    $ 49,640,226    $ 64,913,790
                                                ============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                         SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
     FINANCIAL SERVICES              FUNDAMENTAL VALUE
           TRUST                           TRUST                     GLOBAL BOND TRUST              GLOBAL EQUITY TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01*     DEC. 31/02      DEC. 31/01*     DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
----------------------------------------------------------------------------------------------------------------------------
$         10    $         86    $      2,588    $          -    $          -    $          -    $    127,745    $  1,777,032
     (22,964)         (4,404)        (62,394)         (4,158)        147,039          (3,942)     (2,839,362)     (1,809,979)

     (69,931)          7,400        (476,467)          5,656         221,756           1,055         761,544      (1,826,021)
----------------------------------------------------------------------------------------------------------------------------

     (92,885)          3,082        (536,273)          1,498         368,795          (2,887)     (1,950,073)     (1,858,968)
----------------------------------------------------------------------------------------------------------------------------

     131,251          77,874       1,494,972         347,214         335,185         513,599       1,587,921       2,464,096
    (112,354)         (8,872)       (226,426)        (41,760)       (190,880)        (75,372)     (1,012,082)     (1,351,234)
        (456)           (746)         (9,142)         (2,237)         (6,317)           (121)          2,211         (21,958)
     339,761         242,851       1,386,726       1,745,676         793,892         100,923        (507,473)        305,763
----------------------------------------------------------------------------------------------------------------------------

     358,202         311,107       2,646,130       2,048,893         931,880         539,029          70,577       1,396,667
----------------------------------------------------------------------------------------------------------------------------

     265,317         314,189       2,109,857       2,050,391       1,300,675         536,142      (1,879,496)       (462,301)

     314,189               -       2,050,391               -       1,269,754         733,612      10,715,183      11,177,484
----------------------------------------------------------------------------------------------------------------------------
$    579,506    $    314,189    $  4,160,248    $  2,050,391    $  2,570,429    $  1,269,754    $  8,835,687    $ 10,715,183
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                       SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                    GLOBAL EQUITY SELECT               GROWTH & INCOME
                                                           TRUST                            TRUST
                                                  ----------------------------------------------------------
                                                 YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED
                                                 DEC. 31/02     DEC. 31/01**     DEC. 31/02      DEC. 31/01
                                                ------------------------------------------------------------
Income:
Net investment income during the year           $        321    $          -    $  1,898,492    $  2,743,694
Realized gain (loss) during the year                      48              32        (342,763)        551,538
Unrealized appreciation (depreciation)
    during the year                                   (4,537)          1,417     (14,246,266)     (9,504,160)
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                        (4,168)          1,449     (12,690,537)     (6,208,928)
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                             703               -       6,719,947       9,769,331
    Transfer on terminations                          (2,770)           (343)     (4,476,502)     (4,241,463)
    Transfer on policy loans                               -               -        (207,203)       (138,888)
    Net interfund transfers                           21,528          11,989      (1,533,612)         34,361
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                            19,461          11,646         502,630       5,423,341
                                                ------------------------------------------------------------

Total increase (decrease) in assets                   15,293          13,095     (12,187,907)       (785,587)

Assets beginning of year                              13,095               -      51,711,198      52,496,785
                                                ------------------------------------------------------------
Assets end of year                              $     28,388    $     13,095    $ 39,523,291    $ 51,711,198
                                                ============================================================

 * Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                                        SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
       HEALTH SCIENCES                HIGH GRADE BOND                                                 INCOME & VALUE
           TRUST                           TRUST                      HIGH YIELD TRUST                     TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01*     DEC. 31/02     DEC. 31/01**     DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
----------------------------------------------------------------------------------------------------------------------------
$      2,696    $          -    $      2,161    $      5,145    $    478,585    $    499,808    $    245,476    $    315,493
     (64,358)           (530)          1,063              36      (1,074,481)       (929,040)       (467,202)       (145,567)

    (281,929)         45,481          21,819          (5,568)        274,981         126,462      (1,770,201)        (68,156)
----------------------------------------------------------------------------------------------------------------------------

    (343,591)         44,951          25,043            (387)       (320,915)       (302,770)     (1,991,927)        101,770
----------------------------------------------------------------------------------------------------------------------------

     220,811         328,733         187,120          85,889       1,287,962       1,141,776       2,008,993       1,711,255
    (145,071)         (7,534)        (46,115)         (3,708)       (520,967)       (337,768)     (1,284,241)       (688,096)
      (4,473)           (746)              -               -         (63,045)        (16,667)        (24,760)          3,689
     461,725         652,010          58,822          76,831       1,656,929       1,071,298       4,967,192       1,164,672
----------------------------------------------------------------------------------------------------------------------------

     532,992         972,463         199,827         159,012       2,360,879       1,858,639       5,667,184       2,191,520
----------------------------------------------------------------------------------------------------------------------------

     189,401       1,017,414         224,870         158,625       2,039,964       1,555,869       3,675,257       2,293,290

   1,017,414               -         158,625               -       6,171,637       4,615,768       8,275,552       5,982,262
----------------------------------------------------------------------------------------------------------------------------
$  1,206,815    $  1,017,414    $    383,495    $    158,625    $  8,211,601    $  6,171,637    $ 11,950,809    $  8,275,552
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                        SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                    INTERNATIONAL EQUITY             INTERNATIONAL INDEX
                                                         SELECT TRUST                       TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED
                                                 DEC. 31/02     DEC. 31/01**     DEC. 31/02      DEC. 31/01
                                                ------------------------------------------------------------
Income:
Net investment income during the year           $          -    $          -    $     14,133    $      8,893
Realized gain (loss) during the year                    (799)              -         (88,752)        (29,221)
Unrealized appreciation (depreciation)
   during the year                                    (3,556)            218        (107,281)        (74,519)
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                         (4,355)            218        (181,900)        (94,847)
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                          32,858           1,388         249,032         494,384
    Transfer on terminations                          (8,806)            (91)       (102,173)        (40,269)
    Transfer on policy loans                               -               -          (8,904)         (2,092)
    Net interfund transfers                           36,506          10,132         281,413         259,859
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                            60,558          11,429         419,368         711,882
                                                ------------------------------------------------------------

Total increase (decrease) in assets                   56,203          11,647         237,468         617,035

Assets beginning of year                              11,647               -         775,973         158,938
                                                ------------------------------------------------------------
Assets end of year                              $     67,850    $     11,647    $  1,013,441    $    775,973
                                                ============================================================

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                        SUB-ACCOUNT
--------------------------------------------------------------------------------------------
    INTERNATIONAL SMALL              INTERNATIONAL STOCK             INTERNATIONAL VALUE
        CAP TRUST                           TRUST                           TRUST
--------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
--------------------------------------------------------------------------------------------
$          -    $          -    $     89,227    $  1,090,518    $     40,048    $     54,398
    (547,710)     (3,288,079)     (6,916,278)     (7,216,325)       (649,103)       (210,611)

    (113,151)      1,314,459       2,437,782         365,926        (197,713)         34,326
--------------------------------------------------------------------------------------------

    (660,861)     (1,973,620)     (4,389,269)     (5,759,881)       (806,768)       (121,887)
--------------------------------------------------------------------------------------------

     851,709       1,084,447       3,138,095       3,898,723       1,342,951         950,753
    (389,753)       (413,237)     (2,430,485)     (2,219,458)       (357,626)       (169,012)
     (31,160)        (14,848)         29,077           1,343         (38,872)            577
    (288,008)       (844,387)     (1,668,332)       (282,829)      1,170,340       1,002,770
--------------------------------------------------------------------------------------------

     142,788        (188,025)       (931,645)      1,397,779       2,116,793       1,785,088
--------------------------------------------------------------------------------------------

    (518,073)     (2,161,645)     (5,320,914)     (4,362,102)      1,310,025       1,663,201

   4,463,179       6,624,824      22,300,841      26,662,943       3,276,153       1,612,952
--------------------------------------------------------------------------------------------
$  3,945,106    $  4,463,179    $ 16,979,927    $ 22,300,841    $  4,586,178    $  3,276,153
============================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                        SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                   INTERNET TECHNOLOGIES          INVESTMENT QUALITY BOND
                                                           TRUST                            TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
                                                ------------------------------------------------------------
Income:
Net investment income during the year           $          -    $          -    $  1,353,592    $  1,683,400
Realized gain (loss) during the year                (697,864)       (208,650)        110,791         (24,658)
Unrealized appreciation (depreciation)
   during the year                                   434,172         (88,889)        979,844         313,096
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                       (263,692)       (297,539)      2,444,227       1,971,838
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                         138,010         546,771       2,488,567       3,770,528
    Transfer on terminations                         (55,951)        (79,753)     (4,400,628)     (3,002,758)
    Transfer on policy loans                          (1,892)        (24,220)       (257,143)         81,759
    Net interfund transfers                          328,249          38,743      (4,169,516)        266,094
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                           408,416         481,541      (6,338,720)      1,115,623
                                                ------------------------------------------------------------

Total increase (decrease) in assets                  144,724         184,002      (3,894,493)      3,087,461

Assets beginning of year                             828,119         644,117      29,654,435      26,566,974
                                                ------------------------------------------------------------
Assets end of year                              $    972,843    $    828,119    $ 25,759,942    $ 29,654,435
                                                ============================================================

See accompanying notes.

                                         SUB-ACCOUNT
--------------------------------------------------------------------------------------------
     LARGE CAP GROWTH             LIFESTYLE AGGRESSIVE 1000        LIFESTYLE BALANCED 640
           TRUST                            TRUST                           TRUST
--------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
--------------------------------------------------------------------------------------------
$     46,916    $    543,947    $     38,112    $    388,350    $    491,796    $    840,004
  (2,035,949)       (336,972)       (404,742)       (133,768)       (419,900)        (20,180)

  (1,965,657)     (2,863,856)       (823,576)       (953,443)     (1,635,213)     (1,277,862)
--------------------------------------------------------------------------------------------

  (3,954,690)     (2,656,881)     (1,190,206)       (698,861)     (1,563,317)       (458,038)
--------------------------------------------------------------------------------------------

   3,642,062       4,635,266       1,413,841       1,704,419       4,189,999       4,382,335
  (2,101,896)     (1,385,959)       (578,241)       (497,645)     (1,620,961)     (1,205,129)
    (112,887)        (28,148)          1,093         (10,477)       (131,520)        (34,338)
   1,024,894       1,438,904        (119,572)        162,573       2,450,789       1,404,753
--------------------------------------------------------------------------------------------

   2,452,173       4,660,063         717,121       1,358,870       4,888,307       4,547,621
--------------------------------------------------------------------------------------------

  (1,502,517)      2,003,182        (473,085)        660,009       3,324,990       4,089,583

  15,099,204      13,096,022       5,311,159       4,651,150      14,004,976       9,915,393
--------------------------------------------------------------------------------------------
$ 13,596,687    $ 15,099,204    $  4,838,074    $  5,311,159    $ 17,329,966    $ 14,004,976
============================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                           SUB-ACCOUNT
                                                 ----------------------------------------------------------------
                                                   LIFESTYLE CONSERVATIVE 280           LIFESTYLE GROWTH 820
                                                             TRUST                             TRUST
                                                 ----------------------------------------------------------------
                                                  YEAR ENDED      YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                  DEC. 31/02      DEC. 31/01       DEC. 31/02        DEC. 31/01
                                                 ----------------------------------------------------------------
Income:
Net investment income during the year            $    23,186      $    7,507      $   552,668       $ 2,133,146
Realized gain (loss) during the year                 (11,940)         (2,326)      (1,064,972)         (779,392)
Unrealized appreciation (depreciation)
  during the year                                     15,872           3,395       (4,167,998)       (3,528,898)
                                                 --------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                          27,118           8,576       (4,680,302)       (2,175,144)
                                                 --------------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                         765,139         374,546        5,628,368         7,605,366
    Transfer on terminations                        (149,160)        (27,728)      (2,523,489)       (4,069,271)
    Transfer on policy loans                          (7,864)              -           43,416           256,322
    Net interfund transfers                          706,817        (127,414)         558,588           522,569
                                                 --------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                          1,314,932         219,404        3,706,883         4,314,986
                                                 --------------------------------------------------------------
Total increase (decrease) in assets                1,342,050         227,980         (973,419)        2,139,842

Assets beginning of year                             450,589         222,609       25,961,272        23,821,430
                                                 --------------------------------------------------------------
Assets end of year                               $ 1,792,639      $  450,589      $24,987,853       $25,961,272
                                                 ==============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                      SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
   LIFESTYLE MODERATE 460            MID CAP GROWTH                MID CAP INDEX               MID CAP OPPORTUNITIES
           TRUST                         TRUST                         TRUST                           TRUST
------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED     PERIOD ENDED
 DEC. 31/02      DEC. 31/01    DEC. 31/02    DEC. 31/01*     DEC. 31/02    DEC. 31/01      DEC. 31/02     DEC. 31/01*
------------------------------------------------------------------------------------------------------------------------
$    98,141      $  110,107    $        -    $          -    $   14,056    $   15,781      $        -     $          -
   (150,444)        (36,040)     (295,509)         (7,118)     (118,644)      (80,613)        (38,584)          (1,753)

    (65,525)        (89,626)      (27,530)         (3,663)     (388,989)       38,888        (232,099)          52,061
----------------------------------------------------------------------------------------------------------------------

   (117,828)        (15,559)     (323,039)        (10,781)     (493,577)      (25,944)       (270,683)          50,308
----------------------------------------------------------------------------------------------------------------------

    616,361         828,356       317,891         141,446       575,191       563,684         279,619           62,205
   (243,885)       (146,711)     (128,006)        (10,451)     (287,551)      (70,740)        (49,626)          (6,427)
    (40,805)         68,632          (870)         (1,491)      (17,834)       (4,490)         (2,588)               -
    764,216          91,509       686,999         433,492       399,069     1,487,325         259,198          482,706
----------------------------------------------------------------------------------------------------------------------

  1,095,887         841,786       876,014         562,996       668,875     1,975,779         486,603          538,484
----------------------------------------------------------------------------------------------------------------------

    978,059         826,227       552,975         552,215       175,298     1,949,835         215,920          588,792

  2,416,964       1,590,737       552,215               -     2,500,541       550,706         588,792                -
----------------------------------------------------------------------------------------------------------------------
$ 3,395,023      $2,416,964    $1,105,190    $    552,215    $2,675,839    $2,500,541      $  804,712     $    588,792
======================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                         SUB-ACCOUNT
                                                 ------------------------------------------------------------
                                                        MID CAP STOCK                  MID CAP VALUE
                                                            TRUST                          TRUST
                                                 ------------------------------------------------------------
                                                   YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                   DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01*
                                                 ------------------------------------------------------------
Income:
Net investment income during the year            $          -     $        -     $        -     $      3,568
Realized gain (loss) during the year                 (387,796)      (182,164)       (12,207)            (203)
Unrealized appreciation (depreciation)
   during the year                                   (406,211)       118,888       (445,480)          75,425
                                                 -----------------------------------------------------------
Net increase (decrease) in assets from
   operations                                        (794,007)       (63,276)      (457,687)          78,790
                                                 -----------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                          661,915      1,002,409      1,463,395          258,014
    Transfer on terminations                         (278,251)      (187,920)      (294,274)         (26,156)
    Transfer on policy loans                           (3,557)       (10,150)        (3,271)               -
    Net interfund transfers                          (429,933)     1,070,600      4,004,246        1,395,147
                                                 -----------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                            (49,826)     1,874,939      5,170,096        1,627,005
                                                 -----------------------------------------------------------
Total increase (decrease) in assets                  (843,833)     1,811,663      4,712,409        1,705,795

Assets beginning of year                            3,555,087      1,743,424      1,705,795                -
                                                 -----------------------------------------------------------
Assets end of year                               $  2,711,254     $3,555,087     $6,418,204     $  1,705,795
                                                 ===========================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                     SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
        MONEY MARKET                                               PACIFIC RIM               QUANTITATIVE EQUITY
            TRUST                   OVERSEAS TRUST            EMERGING MARKETS TRUST                TRUST
---------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
 DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01      DEC. 31/02     DEC. 31/01
---------------------------------------------------------------------------------------------------------------------
$  1,049,861   $  2,437,207   $     37,812   $    592,006   $      9,477   $     32,951   $    122,979   $  8,592,412
           -              -       (981,955)    (2,314,964)      (422,944)    (2,930,761)    (1,980,143)       160,429

           -              -       (162,004)       310,847       (471,015)     1,175,536    (12,113,316)   (24,331,381)
---------------------------------------------------------------------------------------------------------------------

   1,049,861      2,437,207     (1,106,147)    (1,412,111)      (884,482)    (1,722,274)   (13,970,480)   (15,578,540)
---------------------------------------------------------------------------------------------------------------------

  71,558,208     65,123,257      1,092,382      1,448,316      1,032,251      1,289,621      4,867,231      8,102,224
 (13,063,665)   (10,140,660)      (514,911)      (455,736)      (782,951)      (685,431)    (5,569,766)    (5,795,856)
  (3,081,934)    (3,343,393)       (50,262)       (34,360)        25,859        (12,847)      (118,116)      (608,974)
 (36,769,174)   (34,019,575)      (564,681)      (150,626)      (863,605)      (518,291)    (3,766,812)      (298,597)
---------------------------------------------------------------------------------------------------------------------

  18,643,435     17,619,629        (37,472)       807,594       (588,446)        73,052     (4,587,463)     1,398,797
---------------------------------------------------------------------------------------------------------------------

  19,693,296     20,056,836     (1,143,619)      (604,517)    (1,472,928)    (1,649,222)   (18,557,943)   (14,179,743)

  83,955,822     63,898,986      6,321,622      6,926,139      7,600,304      9,249,526     52,356,792     66,536,535
---------------------------------------------------------------------------------------------------------------------
$103,649,118   $ 83,955,822   $  5,178,003   $  6,321,622   $  6,127,376   $  7,600,304   $ 33,798,849   $ 52,356,792
=====================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                      SUB-ACCOUNT
                                               ----------------------------------------------------------
                                                  QUANTITATIVE MID CAP           REAL ESTATE SECURITIES
                                                         TRUST                           TRUST
                                               ----------------------------------------------------------
                                                YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                                DEC. 31/02    DEC. 31/01*     DEC. 31/02     DEC. 31/01
                                               ----------------------------------------------------------
Income:
Net investment income during the year          $          -   $          -   $    838,368   $    746,285
Realized gain (loss) during the year                 (3,894)          (395)      (273,455)      (395,929)
Unrealized appreciation (depreciation)
  during the year                                   (92,704)        10,718        (16,051)       290,049
                                               ---------------------------------------------------------
Net increase (decrease) in assets from
  operations                                        (96,598)        10,323        548,862        640,405
                                               ---------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                        130,290        163,892      3,005,346      2,755,868
    Transfer on terminations                        (32,674)          (800)    (2,751,255)    (3,131,725)
    Transfer on policy loans                         (2,586)             -       (242,827)      (157,802)
    Net interfund transfers                         179,072         60,539      1,114,502         99,125
                                               ---------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                            274,102        223,631      1,125,766       (434,534)
                                               ---------------------------------------------------------

Total increase (decrease) in assets                 177,504        233,954      1,674,628        205,871

Assets beginning of year                            233,954              -     23,701,906     23,496,035
                                               ---------------------------------------------------------
Assets end of year                             $    411,458   $    233,954   $ 25,376,534   $ 23,701,906
                                               =========================================================

 * Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                                      SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
    SCIENCE & TECHNOLOGY                                                                      SMALL COMPANY BLEND
           TRUST                   SELECT GROWTH TRUST         SMALL CAP INDEX TRUST                 TRUST
---------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
 DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01**   DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01
---------------------------------------------------------------------------------------------------------------------
$          -   $  1,203,870   $          1   $          -   $     21,634   $     37,973   $      7,477   $     11,383
 (20,821,540)    (8,654,548)        (1,832)            34        (56,920)      (108,835)      (161,345)      (642,184)

  11,862,457     (5,654,641)       (17,629)         2,328       (521,453)         4,431       (969,767)       732,967
---------------------------------------------------------------------------------------------------------------------

  (8,959,083)   (13,105,319)       (19,460)         2,362       (556,739)       (66,431)    (1,123,635)       102,166
---------------------------------------------------------------------------------------------------------------------

   4,321,989      6,810,840        141,305              -        485,246        695,528        754,502        953,171
  (2,022,018)    (2,006,086)       (14,050)          (365)      (227,587)       (58,515)      (411,371)      (213,793)
      (9,703)      (163,297)             -              -        (16,181)        (2,104)        (4,211)        (3,343)
  (2,297,568)       798,743         54,520         28,875        377,213      1,682,151        298,167      1,358,981
---------------------------------------------------------------------------------------------------------------------

      (7,300)     5,440,200        181,775         28,510        618,691      2,317,060        637,087      2,095,016
---------------------------------------------------------------------------------------------------------------------

  (8,966,383)    (7,665,119)       162,315         30,872         61,952      2,250,629       (486,548)     2,197,182

  21,631,041     29,296,160         30,872              -      2,406,173        155,544      3,990,916      1,793,734
---------------------------------------------------------------------------------------------------------------------
$ 12,664,658   $ 21,631,041   $    193,187   $     30,872   $  2,468,125   $  2,406,173   $  3,504,368   $  3,990,916
=====================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                         SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                     SMALL COMPANY VALUE
                                                            TRUST                    SMALL-MID CAP TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                 DEC. 31/02      DEC. 31/01      DEC. 31/02     DEC. 31/01**
                                                ------------------------------------------------------------
Income:
Net investment income during the year           $     51,112    $      7,567    $          -    $          1
Realized gain (loss) during the year                 138,410          24,674             109              18
Unrealized appreciation (depreciation)
   during the year                                  (966,745)        211,763         (15,018)          1,796
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                       (777,223)        244,004         (14,909)          1,815
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                       1,741,472       1,403,524          34,148             925
    Transfer on terminations                        (745,209)       (454,034)        (11,579)           (399)
    Transfer on policy loans                         (25,701)        (89,164)              -               -
    Net interfund transfers                        3,729,853       1,656,901          63,844          20,432
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                         4,700,415       2,517,227          86,413          20,958
                                                ------------------------------------------------------------

Total increase (decrease) in assets                3,923,192       2,761,231          71,504          22,773

Assets beginning of year                           5,880,631       3,119,400          22,773               -
                                                ------------------------------------------------------------
Assets end of year                              $  9,803,823    $  5,880,631    $     94,277    $     22,773
                                                ============================================================

 * Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                                        SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
    SMALL-MID CAP GROWTH                                                                          STRATEGIC OPPORTUNITIES
           TRUST                    STRATEGIC BOND TRUST             STRATEGIC GROWTH TRUST                TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED
 DEC. 31/02     DEC. 31/01**     DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01*     DEC. 31/02      DEC. 31/01
----------------------------------------------------------------------------------------------------------------------------
$          -    $          -    $    439,180    $    394,888    $          -    $          -    $          -    $  4,829,644
      (2,152)              -        (122,905)        (81,265)        (85,800)         (6,143)     (3,605,530)       (939,512)

     (14,998)             55         239,414          15,518        (150,656)         (1,050)     (8,656,230)     (9,296,726)
----------------------------------------------------------------------------------------------------------------------------

     (17,150)             55         555,689         329,141        (236,456)         (7,193)    (12,261,760)     (5,406,594)
----------------------------------------------------------------------------------------------------------------------------

      71,762               -         942,965       1,083,745         387,637         132,161       3,832,141       6,338,370
      (6,324)              -        (780,782)       (553,860)       (100,684)        (15,101)     (2,840,905)     (3,388,636)
           -               -         (80,353)        (21,625)           (107)              -          39,934        (108,983)
      37,742           6,755         335,682         100,755         487,244         530,756        (472,002)        (32,555)
----------------------------------------------------------------------------------------------------------------------------

     103,180           6,755         417,512         609,015         774,090         647,816         559,168       2,808,196
----------------------------------------------------------------------------------------------------------------------------

      86,030           6,810         973,201         938,156         537,634         640,623     (11,702,592)     (2,598,398)

       6,810               -       5,890,786       4,952,630         640,623               -      31,259,873      33,858,271
----------------------------------------------------------------------------------------------------------------------------
$     92,840    $      6,810    $  6,863,987    $  5,890,786    $  1,178,257    $    640,623    $ 19,557,281    $ 31,259,873
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                    SUB-ACCOUNT
                                           --------------------------------------------------------
                                              TACTICAL ALLOCATION             TELECOMMUNICATIONS
                                                    TRUST                            TRUST
                                           --------------------------------------------------------
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                           DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01*
                                           --------------------------------------------------------
Income:
Net investment income during the year      $      12      $   3,024      $       -      $       -
Realized gain (loss) during the year         (68,373)        (7,137)       (43,148)          (773)
Unrealized appreciation (depreciation)
   during the year                           (75,107)       (53,200)       (40,340)          (802)
                                           ------------------------------------------------------
Net increase (decrease) in assets from
   operations                               (143,468)       (57,313)       (83,488)        (1,575)
                                           ------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                 153,663        168,737        157,382         10,085
    Transfer on terminations                 (74,521)       (42,733)       (17,310)        (1,870)
    Transfer on policy loans                    (169)        (5,586)        (2,556)             -
    Net interfund transfers                  129,574         72,993        133,297         56,963
                                           ------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                   208,547        193,411        270,813         65,178
                                           ------------------------------------------------------

Total increase (decrease) in assets           65,079        136,098        187,325         63,603

Assets beginning of year                     453,266        317,168         63,603              -
                                           ------------------------------------------------------
Assets end of year                         $ 518,345      $ 453,266      $ 250,928      $  63,603
                                           ======================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL STOCK MARKET                 U.S. GOVERNMENT                U.S. LARGE CAP VALUE
     TOTAL RETURN TRUST                    INDEX TRUST                     SECURITIES TRUST                       TRUST
------------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
 DEC. 31/02       DEC. 31/01       DEC. 31/02       DEC. 31/01       DEC. 31/02       DEC. 31/01       DEC. 31/02       DEC. 31/01
------------------------------------------------------------------------------------------------------------------------------------
$    417,872     $    151,288     $     19,669     $     17,140     $    406,738     $    358,458     $     31,099     $     93,316
      94,299          268,978         (199,209)        (100,210)         120,368            6,248         (464,603)          22,912

     437,603          (81,071)        (351,089)         (34,713)         606,111           76,680       (2,728,677)        (309,297)
-----------------------------------------------------------------------------------------------------------------------------------

     949,774          339,195         (530,629)        (117,783)       1,133,217          441,386       (3,162,181)        (193,069)
-----------------------------------------------------------------------------------------------------------------------------------

   1,985,778        1,878,907          474,296          871,757        2,833,525        2,243,613        2,776,970        3,065,164
  (1,137,000)        (306,084)        (161,428)        (125,929)      (1,915,536)        (522,634)      (1,435,002)        (705,239)
     (58,114)            (732)         (43,148)         (11,062)        (121,007)         (29,512)         (61,424)          (5,200)
   4,121,515        2,952,686           (6,661)       1,358,533        9,382,907        1,043,244        1,399,207        1,630,192
-----------------------------------------------------------------------------------------------------------------------------------

   4,912,179        4,524,777          263,059        2,093,299       10,179,889        2,734,711        2,679,751        3,984,917
-----------------------------------------------------------------------------------------------------------------------------------

   5,861,953        4,863,972         (267,570)       1,975,516       11,313,106        3,176,097         (482,430)       3,791,848

   7,224,802        2,360,830        2,269,349          293,833        8,523,508        5,347,411       11,337,798        7,545,950
-----------------------------------------------------------------------------------------------------------------------------------
$ 13,086,755     $  7,224,802     $  2,001,779     $  2,269,349     $ 19,836,614     $  8,523,508     $ 10,855,368     $ 11,337,798
===================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                    SUB-ACCOUNT
                                          ---------------------------------------------------------------

                                                 UTILITIES TRUST                     VALUE TRUST
                                          ---------------------------------------------------------------
                                           YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                           DEC. 31/02       DEC. 31/01*      DEC. 31/02       DEC. 31/01
                                          ---------------------------------------------------------------
Income:
Net investment income during the year     $         13     $        466     $    275,944     $    393,971
Realized gain (loss) during the year           (36,138)          (1,344)         199,936          245,518
Unrealized appreciation (depreciation)
   during the year                              (4,190)         (15,058)      (4,092,163)        (370,126)
                                          ---------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                  (40,315)         (15,936)      (3,616,283)         269,363
                                          ---------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                   154,420           41,489        2,166,916        3,138,784
    Transfer on terminations                   (21,037)          (3,751)      (1,400,089)      (1,041,187)
    Transfer on policy loans                    (2,595)               -          (37,041)        (100,503)
    Net interfund transfers                    242,363           71,319          807,484        3,077,899
                                          ---------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                     373,151          109,057        1,537,270        5,074,993
                                          ---------------------------------------------------------------

Total increase (decrease) in assets            332,836           93,121       (2,079,013)       5,344,356

Assets beginning of year                        93,121                -       14,453,761        9,109,405
                                          ---------------------------------------------------------------
Assets end of year                        $    425,957     $     93,121     $ 12,374,748     $ 14,453,761
                                          ===============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

          SUB-ACCOUNT
--------------------------------
        500 INDEX TRUST                          TOTAL
-------------------------------------------------------------------
 YEAR ENDED        YEAR ENDED         YEAR ENDED       YEAR ENDED
 DEC. 31/02        DEC. 31/01         DEC. 31/02       DEC. 31/01
-------------------------------------------------------------------
$         294     $     102,526     $  12,423,846     $  44,389,613
   (1,373,262)         (372,741)      (65,446,106)      (33,338,270)

   (2,043,158)         (439,691)      (91,870,100)     (115,320,231)
-------------------------------------------------------------------

   (3,416,126)         (709,906)     (144,892,360)     (104,268,888)
-------------------------------------------------------------------

    3,842,670         6,226,392       187,490,656       211,514,608
   (1,447,257)         (643,218)      (92,714,622)      (78,331,448)
     (112,966)           (7,178)       (4,908,505)       (5,224,156)
    1,672,028         3,290,126        (4,415,882)       (1,064,286)
-------------------------------------------------------------------

    3,954,475         8,866,122        85,451,647       126,894,718
-------------------------------------------------------------------

      538,349         8,156,216       (59,440,713)       22,625,830

   13,506,774         5,350,558       801,314,147       778,688,317
-------------------------------------------------------------------
$  14,045,123     $  13,506,774     $ 741,873,434     $ 801,314,147
===================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                          Notes to Financial Statements

                                December 31, 2002

1. ORGANIZATION

The Manufacturers Life Insurance Company (U.S.A.) Separate Account A (the "Account") is a separate account administered and sponsored by The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA" or the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and has sixty-seven investment sub-accounts. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust (the "Trust") portfolio. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals exclusively with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Account was established by The Manufacturers Life Insurance Company of America ("MLA"), a life insurance company organized in 1983 under Michigan Law. Effective January 1, 2002, MLA transferred all of its variable business to ManUSA via an assumption reinsurance agreement and as a result, products originally sold and administered under the name of MLA are now offered and administered under the name of ManUSA. Accordingly and effective January 1, 2002, the Account changed its name to The Manufacturers Life Insurance Company (U.S.A.) Separate Account A from The Manufacturers Life Insurance Company of America Separate Account Three.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. Both the Company and MLA are indirect, wholly owned subsidiaries of Manulife Financial Corporation ("MFC"), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

1. ORGANIZATION (CONTINUED)

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

   PREVIOUS NAME                   NEW NAME                  EFFECTIVE DATE
   -------------                   --------                  --------------
    Growth Trust              All Cap Core Trust            November 25, 2002
Mid Cap Blend Trust      Strategic Opportunities Trust         May 1, 2001

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of the Company:

                                                     COMMENCEMENT OF OPERATIONS OF
                                                           THE SUB-ACCOUNTS
                                                     -----------------------------
All Cap Value Trust                                           May 1, 2001
Capital Appreciation Trust                                    May 1, 2001
Capital Opportunities Trust                                   May 1, 2001
Core Value Trust                                              July 16, 2001
Financial Services Trust                                      May 1, 2001
Fundamental Value Trust                                       May 1, 2001
Global Equity Select Trust                                    July 16, 2001
Health Sciences Trust                                         May 1, 2001
High Grade Bond Trust                                         July 16, 2001
International Equity Select Trust                             July 16, 2001
Mid Cap Growth Trust                                          May 1, 2001
Mid Cap Opportunities Trust                                   May 1, 2001
Mid Cap Value Trust                                           May 1, 2001
Quantitative Mid Cap Trust                                    May 1, 2001
Select Growth Trust                                           July 16, 2001
Small-Mid Cap Trust                                           July 16, 2001
Small-Mid Cap Growth Trust                                    July 16, 2001
Strategic Growth Trust                                        May 1, 2001
Telecommunications Trust                                      May 1, 2001
Utilities Trust                                               May 1, 2001

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

The 2001 financial highlights have been recomputed to conform to current year presentation.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

3. CONTRACT CHARGES

The Company deducts certain charges from gross premium before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, a charge for mortality and expense risk, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4. PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                                PURCHASES                SALES
                                               ---------------------------------
SUB-ACCOUNTS:
    Aggressive Growth Trust                    $ 1,226,113            $  951,278
    All Cap Core Trust                           2,965,959             3,299,284
    All Cap Growth Trust                         3,453,155             4,410,923
    All Cap Value Trust                          1,388,037               769,287
    Balanced Trust                               2,384,697             5,447,127
    Blue Chip Growth Trust                       7,523,994             4,627,359
    Capital Appreciation Trust                     653,431               195,362
    Capital Opportunities Trust                    282,381                29,247
    Core Value Trust                               221,579                16,568
    Diversified Bond Trust                       8,041,773             1,845,416
    Dynamic Growth Trust                           604,855               413,595
    Emerging Small Company Trust                 3,532,024             8,156,892
    Equity-Income Trust                         11,799,059             3,312,510
    Equity Index Trust                           6,496,086             6,246,766
    Financial Services Trust                       532,430               174,218
    Fundamental Value Trust                      3,076,347               427,629
    Global Bond Trust                            2,419,111             1,487,231
    Global Equity Trust                         14,071,258            13,872,937
    Global Equity Select Trust                      22,473                 2,692
    Growth & Income Trust                        6,674,822             4,273,699
    Health Sciences Trust                          868,827               333,139
    High Grade Bond Trust                          246,320                44,333
    High Yield Trust                             8,078,992             5,239,527
    Income & Value Trust                         6,912,788             1,000,128
    International Equity Select Trust               70,343                 9,784
    International Index Trust                      970,548               537,047
    International Small Cap Trust               48,005,739            47,862,952
    International Stock Trust                   52,696,753            53,539,170

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES (CONTINUED)

                                                                PURCHASES               SALES
                                                              -----------------------------------
SUB-ACCOUNTS:
    International Value Trust                                 $ 41,477,172          $ 39,320,330
    Internet Technologies Trust                                    808,913               400,498
    Investment Quality Bond Trust                                6,678,032            11,663,160
    Large Cap Growth Trust                                       4,768,189             2,269,100
    Lifestyle Aggressive 1000 Trust                              1,580,265               825,032
    Lifestyle Balanced 640 Trust                                 7,192,116             1,812,013
    Lifestyle Conservative 280 Trust                             1,736,322               398,203
    Lifestyle Growth 820 Trust                                   7,539,230             3,279,679
    Lifestyle Moderate 460 Trust                                 1,811,835               617,806
    Mid Cap Growth Trust                                         3,897,782             3,021,769
    Mid Cap Index Trust                                          2,446,182             1,763,252
    Mid Cap Opportunities Trust                                    965,788               479,185
    Mid Cap Stock Trust                                          1,375,804             1,425,629
    Mid Cap Value Trust                                          5,373,200               203,104
    Money Market Trust                                         257,957,075           238,263,779
    Overseas Trust                                              57,715,437            57,715,097
    Pacific Rim Emerging Markets Trust                           6,433,093             7,012,062
    Quantitative Equity Trust                                    3,009,147             7,473,631
    Quantitative Mid Cap Trust                                     322,884                48,782
    Real Estate Securities Trust                                 5,546,538             3,582,403
    Science & Technology Trust                                   9,387,135             9,394,435
    Select Growth Trust                                            194,505                12,729
    Small Cap Index Trust                                        2,465,417             1,825,093
    Small Company Blend Trust                                    2,721,399             2,076,835
    Small Company Value Trust                                    6,433,766             1,682,239
    Small-Mid Cap Trust                                             97,401                10,989
    Small-Mid Cap Growth Trust                                     109,392                 6,211
    Strategic Bond Trust                                         2,451,914             1,595,223
    Strategic Growth Trust                                       1,125,454               351,364
    Strategic Opportunities Trust                                3,537,630             2,978,461
    Tactical Allocation Trust                                      369,988               161,429
    Telecommunications Trust                                       374,553               103,741
    Total Return Trust                                           7,569,550             2,239,499
    Total Stock Market Index Trust                               1,240,345               957,618
    U.S. Government Securities Trust                            12,592,474             2,005,846
    U.S. Large Cap Value Trust                                   4,634,682             1,923,833
    Utilities Trust                                                524,502               151,337
    Value Trust                                                  4,232,812             2,419,600
    500 Index Trust                                              7,968,357             4,013,588
                                                              ----------------------------------
                                                              $681,886,174          $584,010,684
                                                              ==================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------

                                 AGGRESSIVE GROWTH TRUST                ALL CAP CORE TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year           457,854           356,548         1,000,241           890,331
Units issued                        91,010           159,435           254,656           303,742
Units redeemed                     (71,867)          (58,129)         (279,876)         (193,832)
                              ------------------------------------------------------------------
Units, end of year                 476,997           457,854           975,021         1,000,241
                              ==================================================================

Unit value, end of year       $      11.53      $      15.37      $      10.88      $      14.56

Net assets, end of year       $  5,502,103      $  7,037,748      $ 10,611,901      $ 14,561,330

Investment income ratio(1)            0.00%             0.00%             0.00%             0.00%
Total return(2)                     -24.96%           -25.98%           -25.23%           -21.37%

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------

                                   ALL CAP GROWTH TRUST                ALL CAP VALUE TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        PERIOD ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01*
                              ------------------------------------------------------------------
Units, beginning of year           890,563           749,807            33,810                 -
Units issued                       207,809           296,702           130,547            38,277
Units redeemed                    (268,429)         (155,946)          (82,080)           (4,467)
                              ------------------------------------------------------------------
Units, end of year                 829,943           890,563            82,277            33,810
                              ==================================================================

Unit value, end of year       $      14.57      $      19.27      $       9.10      $      12.61

Net assets, end of year       $ 12,088,231      $ 17,159,871      $    748,895      $    426,415

Investment income ratio(1)            0.00%             0.00%             0.00%             0.04%
Total return(2)                     -24.41%           -23.77%           -27.83%             0.90%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------

                                      BALANCED TRUST                  BLUE CHIP GROWTH TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year         1,289,838         1,330,346         1,766,660         1,462,754
Units issued                        78,206           120,133           435,842           464,723
Units redeemed                    (246,501)         (160,641)         (280,916)         (160,817)
                              ------------------------------------------------------------------
Units, end of year               1,121,543         1,289,838         1,921,586         1,766,660
                              ==================================================================

Unit value, end of year       $      20.57      $      24.01      $      15.49      $      20.45

Net assets, end of year       $ 23,064,651      $ 30,975,672      $ 29,762,395      $ 36,125,334

Investment income ratio(1)            2.52%             2.21%             0.00%             0.00%
Total return(2)                     -14.36%           -10.20%           -24.26%           -14.61%

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------

                                CAPITAL APPRECIATION TRUST          CAPITAL OPPORTUNITIES TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED       PERIOD ENDED
                               DEC. 31/02        DEC. 31/01*       DEC. 31/02        DEC. 31/01*
                              ------------------------------------------------------------------
Units, beginning of year            27,016                 -            33,938                 -
Units issued                        71,060            28,389            33,649            35,424
Units redeemed                     (23,189)           (1,373)           (3,165)           (1,486)
                              ------------------------------------------------------------------
Units, end of year                  74,887            27,016            64,422            33,938
                              ==================================================================

Unit value, end of year       $       7.70      $      11.10      $       7.79      $      10.70

Net assets, end of year       $    576,722      $    299,845      $    501,850      $    363,137

Investment income ratio(1)            0.00%             0.00%             0.00%             0.00%
Total return(2)                     -30.61%           -11.21%           -27.20%           -14.40%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------

                                     CORE VALUE TRUST                  DIVERSIFIED BOND TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                               DEC. 31/02       DEC. 31/01**       DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year             4,163                 -           429,951           226,375
Units issued                        21,882             4,212           480,462           228,999
Units redeemed                      (1,621)              (49)         (115,912)          (25,423)
                              ------------------------------------------------------------------
Units, end of year                  24,424             4,163           794,501           429,951
                              ==================================================================

Unit value, end of year       $       9.42      $      11.90      $      16.62      $      15.44

Net assets, end of year       $    230,102      $     49,540      $ 13,201,469      $  6,638,730

Investment income ratio(1)            0.81%             0.65%             4.60%             4.79%
Total return(2)                     -20.82%            -4.81%             7.61%             7.09%

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------
                                                                      EMERGING SMALL COMPANY
                                   DYNAMIC GROWTH TRUST                       TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year           414,500           185,672         1,260,898         1,307,969
Units issued                       158,309           282,492            79,736            87,218
Units redeemed                    (106,850)          (53,664)         (176,022)         (134,289)
                              ------------------------------------------------------------------
Units, end of year                 465,959           414,500         1,164,612         1,260,898
                              ==================================================================

Unit value, end of year       $       3.42      $       4.77      $      39.44      $      55.71

Net assets, end of year       $  1,591,827      $  1,976,588      $ 45,935,275      $ 70,245,302

Investment income ratio(1)            0.00%             0.16%             0.00%             0.00%
Total return(2)                     -28.36%           -40.24%           -29.20%           -22.24%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------

                                    EQUITY-INCOME TRUST                EQUITY INDEX TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year         1,655,611         1,380,099         3,430,166         3,447,963
Units issued                       569,731           422,684           339,080           347,501
Units redeemed                    (189,076)         (147,172)         (393,038)         (365,298)
                              ------------------------------------------------------------------
Units, end of year               2,036,266         1,655,611         3,376,208         3,430,166
                              ==================================================================

Unit value, end of year       $      16.52      $      19.04      $      14.70      $      18.92

Net assets, end of year       $ 33,629,032      $ 31,529,986      $ 49,640,226      $ 64,913,790

Investment income ratio(1)            1.28%             1.68%             1.13%             1.04%
Total return(2)                     -13.28%             1.29%           -22.30%           -12.26%

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------

                                 FINANCIAL SERVICES TRUST          FUNDAMENTAL VALUE TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED       PERIOD ENDED
                               DEC. 31/02        DEC. 31/01*       DEC. 31/02        DEC. 31/01*
                              ------------------------------------------------------------------
Units, beginning of year            27,008                 -           174,799                 -
Units issued                        51,032            32,470           287,654           176,723
Units redeemed                     (17,379)           (5,462)          (39,187)           (1,924)
                              ------------------------------------------------------------------
Units, end of year                  60,661            27,008           423,266           174,799
                              ==================================================================

Unit value, end of year       $       9.55      $      11.63      $       9.83      $      11.73

Net assets, end of year       $    579,506      $    314,189      $  4,160,248      $  2,050,391

Investment income ratio(1)            0.00%             0.07%             0.08%             0.00%
Total return(2)                     -17.88%            -6.93%           -16.20%            -6.16%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------

                                     GLOBAL BOND TRUST                   GLOBAL EQUITY TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year            93,604            54,365           670,651           587,025
Units issued                       162,720            46,392         1,000,266           641,444
Units redeemed                     (98,576)           (7,153)         (987,316)         (557,818)
                              ------------------------------------------------------------------
Units, end of year                 157,748            93,604           683,601           670,651
                              ==================================================================

Unit value, end of year       $      16.29      $      13.57      $      12.93      $      15.98

Net assets, end of year       $  2,570,429      $  1,269,754      $  8,835,687      $ 10,715,183

Investment income ratio(1)            0.00%             0.00%             1.33%             2.36%
Total return(2)                      20.12%             0.53%           -19.11%           -16.09%

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------
                                   GLOBAL EQUITY SELECT
                                           TRUST                       GROWTH & INCOME TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                               DEC. 31/02       DEC. 31/01**       DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year             1,073                 -         2,674,526         2,408,919
Units issued                         1,863             1,102           284,167           398,386
Units redeemed                        (243)              (29)         (257,192)         (132,779)
                              ------------------------------------------------------------------
Units, end of year                   2,693             1,073         2,701,501         2,674,526
                              ==================================================================

Unit value, end of year       $      10.54      $      12.20      $      14.63      $      19.33

Net assets, end of year       $     28,388      $     13,095        39,523,291      $ 51,711,198

Investment income ratio(1)            1.43%             0.00%             0.60%             0.40%
Total return(2)                     -13.61%            -2.40%           -24.33%           -11.28%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                              -----------------------------------------------------------------

                                  HEALTH SCIENCES TRUST               HIGH GRADE BOND TRUST
                              -----------------------------------------------------------------
                               YEAR ENDED      PERIOD ENDED       YEAR ENDED        YEAR ENDED
                               DEC. 31/02       DEC. 31/01*       DEC. 31/02       DEC. 31/01**
                              -----------------------------------------------------------------
Units, beginning of year           75,141                -            12,296                  -
Units issued                       77,772           76,670            17,728             12,537
Units redeemed                    (30,420)          (1,529)           (3,245)              (241)
                              -----------------------------------------------------------------
Units, end of year                122,493           75,141            26,779             12,296
                              =================================================================

Unit value, end of year       $      9.85       $    13.54        $    14.32        $     12.90

Net assets, end of year       $ 1,206,815       $1,017,414        $  383,495        $   158,625

Investment income ratio(1)           0.00%            0.00%             0.76%              6.01%
Total return(2)                    -27.24%            8.32%            11.01%              3.21%

                                                         SUB-ACCOUNT
                              -----------------------------------------------------------------

                                    HIGH YIELD TRUST                   INCOME & VALUE TRUST
                              -----------------------------------------------------------------
                               YEAR ENDED       YEAR ENDED         YEAR ENDED        YEAR ENDED
                               DEC. 31/02       DEC. 31/01         DEC. 31/02        DEC. 31/01
                              -----------------------------------------------------------------
Units, beginning of year           466,497         329,776            503,442           367,507
Units issued                       620,895         405,891            429,855           168,811
Units redeemed                    (420,839)       (269,170)           (68,568)          (32,876)
                              -----------------------------------------------------------------
Units, end of year                 666,553         466,497            864,729           503,442
                              =================================================================

Unit value, end of year       $      12.32      $    13.23        $     13.82       $     16.44

Net assets, end of year       $  8,211,601      $6,171,637        $11,950,809       $ 8,275,552

Investment income ratio(1)            7.73%           9.39%              2.14%             2.51%
Total return(2)                      -6.87%          -5.47%            -15.93%             0.98%

 * Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        SUB-ACCOUNT
                              ----------------------------------------------------------------
                                 INTERNATIONAL EQUITY                     INTERNATIONAL
                                     SELECT TRUST                          INDEX TRUST
                              ----------------------------------------------------------------
                              YEAR ENDED       PERIOD ENDED        YEAR ENDED       YEAR ENDED
                              DEC. 31/02       DEC. 31/01**        DEC. 31/02       DEC. 31/01
                              ----------------------------------------------------------------
Units, beginning of year            969                 -              88,736           14,103
Units issued                      6,317               975             113,233           85,154
Units redeemed                     (897)               (6)            (62,073)         (10,521)
                              ----------------------------------------------------------------
Units, end of year                6,389               969             139,896           88,736
                              ================================================================

Unit value, end of year       $   10.62         $   12.02          $     7.24       $     8.74

Net assets, end of year       $  67,850         $  11,647          $1,013,441       $  775,973

Investment income ratio(1)         0.00%             0.00%               1.50%            1.90%
Total return(2)                  -11.65%            -3.84%             -17.15%          -22.41%

                                                        SUB-ACCOUNT
                              ----------------------------------------------------------------
                                   INTERNATIONAL SMALL                  INTERNATIONAL STOCK
                                        CAP TRUST                             TRUST
                              ----------------------------------------------------------------
                              YEAR ENDED       YEAR ENDED          YEAR ENDED       YEAR ENDED
                              DEC. 31/02       DEC. 31/01          DEC. 31/02       DEC. 31/01
                              ----------------------------------------------------------------
Units, beginning of year         349,581          357,528           1,880,342        1,763,929
Units issued                   4,010,462        1,269,990           5,107,852        1,578,742
Units redeemed                (3,988,969)      (1,277,937)         (5,160,129)      (1,462,329)
                              ----------------------------------------------------------------
Units, end of year               371,074          349,581           1,828,065        1,880,342
                              ================================================================

Unit value, end of year       $    10.63       $    12.77         $      9.29      $     11.86

Net assets, end of year       $3,945,106       $4,463,179         $16,979,927      $22,300,841

Investment income ratio(1)          0.00%            0.00%               0.44%            0.20%
Total return(2)                   -16.73%          -31.10%             -21.69%          -21.53%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                              ----------------------------------------------------------------
                                                                             INTERNET
                               INTERNATIONAL VALUE TRUST                TECHNOLOGIES TRUST
                              ----------------------------------------------------------------
                              YEAR ENDED        YEAR ENDED         YEAR ENDED       YEAR ENDED
                              DEC. 31/02        DEC. 31/01         DEC. 31/02       DEC. 31/01
                              ----------------------------------------------------------------
Units, beginning of year         299,711           132,848           218,501           91,924
Units issued                   4,187,587           666,371           338,431          153,326
Units redeemed                (3,976,654)         (499,508)         (148,174)         (26,749)
                              ---------------------------------------------------------------
Units, end of year               510,644           299,711           408,758          218,501
                              ===============================================================

Unit value, end of year       $     8.98        $    10.93         $    2.38        $    3.79

Net assets, end of year       $4,586,178        $3,276,153         $ 972,843        $ 828,119

Investment income ratio(1)          0.79%             0.90%             0.00%            0.00%
Total return(2)                   -17.84%            -9.97%           -37.20%          -46.09%

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                    INVESTMENT QUALITY
                                        BOND TRUST                     LARGE CAP GROWTH TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year         1,740,743         1,673,822         1,103,220           786,413
Units issued                       299,626           311,128           381,411           379,504
Units redeemed                    (665,018)         (244,207)         (197,334)          (62,697)
                              ------------------------------------------------------------------
Units, end of year               1,375,351         1,740,743         1,287,297         1,103,220
                              ==================================================================

Unit value, end of year       $      18.73      $      17.04      $      10.56      $      13.69

Net assets, end of year       $ 25,759,942      $ 29,654,435      $ 13,596,687      $ 15,099,204

Investment income ratio(1)            5.17%             5.89%             0.31%             0.00%
Total return(2)                       9.94%             7.33%           -22.83%           -17.81%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                   LIFESTYLE AGGRESSIVE                 LIFESTYLE BALANCED
                                        1000 TRUST                           640 TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year           376,673           284,768           855,914           577,034
Units issued                       123,652           117,198           440,078           327,531
Units redeemed                     (67,605)          (25,293)         (119,812)          (48,651)
                              ------------------------------------------------------------------
Units, end of year                 432,720           376,673         1,176,180           855,914
                              ==================================================================

Unit value, end of year       $      11.18      $      14.10      $      14.73      $      16.36

Net assets, end of year       $  4,838,074      $  5,311,159      $ 17,329,966      $ 14,004,976

Investment income ratio(1)            0.75%             4.16%             3.11%             5.03%
Total return(2)                     -20.71%           -13.67%            -9.95%            -4.71%

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                  LIFESTYLE CONSERVATIVE                  LIFESTYLE GROWTH
                                         280 TRUST                           820 TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year            25,748            13,131         1,669,794         1,393,678
Units issued                        97,842            30,172           477,469           470,866
Units redeemed                     (22,883)          (17,555)         (237,460)         (194,750)
                              ------------------------------------------------------------------
Units, end of year                 100,707            25,748         1,909,803         1,669,794
                              ==================================================================

Unit value, end of year       $      17.80      $      17.50      $      13.08      $      15.55

Net assets, end of year       $  1,792,639      $    450,589      $ 24,987,853      $ 25,961,272

Investment income ratio(1)            1.94%             2.74%             2.12%             5.16%
Total return(2)                       1.72%             3.30%           -15.85%            -8.97%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        SUB-ACCOUNT
                              --------------------------------------------------------------
                                   LIFESTYLE MODERATE
                                        460 TRUST                   MID CAP GROWTH TRUST
                              --------------------------------------------------------------
                               YEAR ENDED       YEAR ENDED       YEAR ENDED     PERIOD ENDED
                               DEC. 31/02       DEC. 31/01       DEC. 31/02      DEC. 31/01*
                              --------------------------------------------------------------
Units, beginning of year          142,884           93,014           52,743                -
Units issued                      105,261           67,095          511,666           55,162
Units redeemed                    (39,006)         (17,225)        (412,805)          (2,419)
                              --------------------------------------------------------------
Units, end of year                209,139          142,884          151,604           52,743
                              ==============================================================

Unit value, end of year       $     16.23      $     16.92      $      7.29      $     10.47

Net assets, end of year       $ 3,395,023      $ 2,416,964      $ 1,105,190      $   552,215

Investment income ratio(1)           3.34%            5.55%            0.00%            0.00%
Total return(2)                     -4.04%           -1.09%          -30.37%          -16.24%

                                                        SUB-ACCOUNT
                              ---------------------------------------------------------------
                                                                    MID CAP OPPORTUNITIES
                                   MID CAP INDEX TRUST                       TRUST
                              ---------------------------------------------------------------
                               YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                               DEC. 31/02       DEC. 31/01       DEC. 31/02       DEC. 31/01*
                              ---------------------------------------------------------------
Units, beginning of year          189,985           41,116           55,599                -
Units issued                      194,530          262,747          107,086           56,241
Units redeemed                   (144,857)        (113,878)         (53,793)            (642)
                              --------------------------------------------------------------
Units, end of year                239,658          189,985          108,892           55,599
                              ==============================================================

Unit value, end of year       $     11.17      $     13.16      $      7.39      $     10.59

Net assets, end of year       $ 2,675,839      $ 2,500,541      $   804,712      $   588,792

Investment income ratio(1)           0.52%            1.48%            0.00%            0.00%
Total return(2)                    -15.16%           -1.73%          -30.22%          -15.28%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        SUB-ACCOUNT
                              ---------------------------------------------------------------

                                  MID CAP STOCK TRUST               MID CAP VALUE TRUST
                              ---------------------------------------------------------------
                               YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                               DEC. 31/02       DEC. 31/01       DEC. 31/02      DEC. 31/01*
                              ---------------------------------------------------------------
Units, beginning of year          330,092          144,085          130,318                -
Units issued                      149,531          235,745          431,980          136,994
Units redeemed                   (154,533)         (49,738)         (16,836)          (6,676)
                              --------------------------------------------------------------
Units, end of year                325,090          330,092          545,462          130,318
                              ==============================================================

Unit value, end of year       $      8.34      $     10.77      $     11.77      $     13.09

Net assets, end of year       $ 2,711,254      $ 3,555,087      $ 6,418,204      $ 1,705,795

Investment income ratio(1)           0.00%            0.00%            0.00%            0.51%
Total return(2)                    -22.56%          -10.99%          -10.11%            4.72%

                                                            SUB-ACCOUNT
                              ----------------------------------------------------------------------

                                     MONEY MARKET TRUST                      OVERSEAS TRUST
                              ----------------------------------------------------------------------
                                YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                DEC. 31/02         DEC. 31/01         DEC. 31/02         DEC. 31/01
                              ----------------------------------------------------------------------
Units, beginning of year          3,996,981          3,151,211            519,934            449,483
Units issued                     12,150,943          5,667,267          5,355,025          1,937,878
Units redeemed                  (11,271,384)        (4,821,497)        (5,332,811)        (1,867,427)
                              ----------------------------------------------------------------------
Units, end of year                4,876,540          3,996,981            542,148            519,934
                              ======================================================================

Unit value, end of year       $       21.25      $       21.01      $        9.55      $       12.16

Net assets, end of year       $ 103,649,118      $  83,955,822      $   5,178,003      $   6,321,622

Investment income ratio(1)             1.18%              3.59%              0.59%              0.26%
Total return(2)                        1.18%              3.59%            -21.44%            -21.10%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                   PACIFIC RIM EMERGING
                                       MARKETS TRUST                 QUANTITATIVE EQUITY TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year         1,041,091         1,031,699         1,203,842         1,178,769
Units issued                       858,327         1,086,628            75,211           165,360
Units redeemed                    (939,597)       (1,077,236)         (203,035)         (140,287)
                              ------------------------------------------------------------------
Units, end of year                 959,821         1,041,091         1,076,018         1,203,842
                              ==================================================================

Unit value, end of year       $       6.38      $       7.30      $      31.41      $      43.49

Net assets, end of year       $  6,127,376      $  7,600,304      $ 33,798,849      $ 52,356,792

Investment income ratio(1)            0.13%             0.40%             0.30%             0.29%
Total return(2)                     -12.53%           -18.58%           -27.78%           -22.95%

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                   QUANTITATIVE MID CAP                     REAL ESTATE
                                           TRUST                         SECURITIES TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01*       DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year            22,937                 -           603,342           616,941
Units issued                        34,935            23,080           113,707            90,154
Units redeemed                      (5,723)             (143)          (87,358)         (103,753)
                              ------------------------------------------------------------------
Units, end of year                  52,149            22,937           629,691           603,342
                              ==================================================================

Unit value, end of year       $       7.89      $      10.20      $      40.30      $      39.28

Net assets, end of year       $    411,458      $    233,954      $ 25,376,534      $ 23,701,906

Investment income ratio(1)            0.00%             0.00%             3.24%             3.26%
Total return(2)                     -22.65%           -18.40%             2.58%             3.15%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                   SCIENCE & TECHNOLOGY
                                           TRUST                        SELECT GROWTH TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02       DEC. 31/01**
                              ------------------------------------------------------------------
Units, beginning of year         1,388,634         1,104,943             2,599                 -
Units issued                       800,355           649,523            22,265             2,620
Units redeemed                    (816,477)         (365,832)           (1,420)              (21)
                              ------------------------------------------------------------------
Units, end of year               1,372,512         1,388,634            23,444             2,599
                              ==================================================================

Unit value, end of year       $       9.23      $      15.58      $       8.24      $      11.88

Net assets, end of year       $ 12,664,658      $ 21,631,041      $    193,187      $     30,872

Investment income ratio(1)            0.00%             0.00%             0.00%             0.00%
Total return(2)                     -40.76%           -41.25%           -30.64%            -4.96%

                                                        SUB-ACCOUNT
                              --------------------------------------------------------------
                                                                        SMALL COMPANY
                                  SMALL CAP INDEX TRUST                  BLEND TRUST
                              --------------------------------------------------------------
                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                               DEC. 31/02       DEC. 31/01       DEC. 31/02       DEC. 31/01
                              --------------------------------------------------------------
Units, beginning of year          202,574           13,291          316,717          139,069
Units issued                      220,310          358,369          234,870          297,117
Units redeemed                   (158,289)        (169,086)        (178,070)        (119,469)
                              --------------------------------------------------------------
Units, end of year                264,595          202,574          373,517          316,717
                              ==============================================================

Unit value, end of year       $      9.33      $     11.88      $      9.38      $     12.60

Net assets, end of year       $ 2,468,125      $ 2,406,173      $ 3,504,368      $ 3,990,916

Investment income ratio(1)           0.93%            3.86%            0.20%            0.00%
Total return(2)                    -21.47%            1.41%          -25.55%           -2.30%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        SUB-ACCOUNT
                              ---------------------------------------------------------------
                                      SMALL COMPANY
                                       VALUE TRUST                   SMALL-MID CAP TRUST
                              ---------------------------------------------------------------
                               YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                               DEC. 31/02       DEC. 31/01       DEC. 31/02      DEC. 31/01**
                              ---------------------------------------------------------------
Units, beginning of year          565,676          319,683            1,906                -
Units issued                      599,988          427,805            8,702            1,929
Units redeemed                   (163,173)        (181,812)          (1,037)             (23)
                              ---------------------------------------------------------------
Units, end of year              1,002,491          565,676            9,571            1,906
                              ==============================================================

Unit value, end of year       $      9.78      $     10.40      $      9.85      $     11.95

Net assets, end of year       $ 9,803,823      $ 5,880,631      $    94,277      $    22,773

Investment income ratio(1)           0.27%            0.17%            0.00%            0.01%
Total return(2)                     -5.93%            6.54%          -17.57%           -4.40%

                                                        SUB-ACCOUNT
                              ----------------------------------------------------------------
                                      SMALL-MID CAP
                                       GROWTH TRUST                  STRATEGIC BOND TRUST
                              ----------------------------------------------------------------
                               YEAR ENDED      PERIOD ENDED      YEAR ENDED        YEAR ENDED
                               DEC. 31/02      DEC. 31/01**      DEC. 31/02        DEC. 31/01
                              ----------------------------------------------------------------
Units, beginning of year              612                -          366,019            326,940
Units issued                       12,845              612          120,547             95,095
Units redeemed                       (757)               -          (95,161)           (56,016)
                              ----------------------------------------------------------------
Units, end of year                 12,700              612          391,405            366,019
                              ================================================================

Unit value, end of year       $      7.31      $     11.13      $     17.54      $       16.09

Net assets, end of year       $    92,840      $     6,810      $ 6,863,987      $   5,890,786

Investment income ratio(1)           0.00%            0.00%            6.76%              7.24%
Total return(2)                    -34.32%          -10.96%            8.96%              6.25%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                                                     STRATEGIC OPPORTUNITIES
                                  STRATEGIC GROWTH TRUST                       TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01*       DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year            58,133                 -         2,079,350         1,908,650
Units issued                       128,784            61,361           304,431           355,083
Units redeemed                     (38,335)           (3,228)         (259,324)         (184,383)
                              ------------------------------------------------------------------
Units, end of year                 148,582            58,133         2,124,457         2,079,350
                              ==================================================================

Unit value, end of year       $       7.93      $      11.02      $       9.21      $      15.03

Net assets, end of year       $  1,178,257      $    640,623      $ 19,557,281      $ 31,259,873

Investment income ratio(1)            0.00%             0.00%             0.00%             0.49%
Total return(2)                     -28.04%           -11.84%           -38.77%           -15.25%

                                                     SUB-ACCOUNT
                              --------------------------------------------------------
                                                               TELECOMMUNICATIONS
                              TACTICAL ALLOCATION TRUST              TRUST
                              --------------------------------------------------------
                              YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                              DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01*
                              --------------------------------------------------------
Units, beginning of year         43,247         26,212          8,021              -
Units issued                     38,477         20,264         73,011          8,182
Units redeemed                  (17,318)        (3,229)       (20,567)          (161)
                              ------------------------------------------------------
Units, end of year               64,406         43,247         60,465          8,021
                              ======================================================

Unit value, end of year       $    8.05      $   10.48      $    4.15      $    7.93

Net assets, end of year       $ 518,345      $ 453,266      $ 250,928      $  63,603

Investment income ratio(1)         0.00%          0.11%          0.00%          0.00%
Total return(2)                  -23.21%        -13.39%        -47.67%        -36.56%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                                                        TOTAL STOCK MARKET
                                    TOTAL RETURN TRUST                      INDEX TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year           486,338           172,081           227,808            26,131
Units issued                       462,281           496,504           134,963           331,423
Units redeemed                    (144,212)         (182,247)         (107,471)         (129,746)
                              ------------------------------------------------------------------
Units, end of year                 804,407           486,338           255,300           227,808
                              ==================================================================

Unit value, end of year       $      16.27      $      14.86      $       7.84      $       9.96

Net assets, end of year       $ 13,086,755      $  7,224,802      $  2,001,779      $  2,269,349

Investment income ratio(1)            2.43%             3.28%             0.93%             1.43%
Total return(2)                       9.52%             8.28%           -21.29%           -11.41%

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                      U.S. GOVERNMENT                     U.S. LARGE CAP
                                      SECURITIES TRUST                      VALUE TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year           602,920           404,853           881,525           571,773
Units issued                       831,572           340,309           430,793           364,179
Units redeemed                    (135,125)         (142,242)         (184,151)          (54,427)
                              ------------------------------------------------------------------
Units, end of year               1,299,367           602,920         1,128,167           881,525
                              ==================================================================

Unit value, end of year       $      15.27      $      14.14      $       9.62      $      12.86

Net assets, end of year       $ 19,836,614      $  8,523,508      $ 10,855,368      $ 11,337,798

Investment income ratio(1)            2.84%             5.13%             0.29%             0.34%
Total return(2)                       7.99%             7.03%           -25.18%            -2.55%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------

                                      UTILITIES TRUST                       VALUE TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01*       DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year             9,963                 -           812,349           529,481
Units issued                        69,015            10,675           241,640           458,658
Units redeemed                     (19,370)             (712)         (152,925)         (175,790)
                              ------------------------------------------------------------------
Units, end of year                  59,608             9,963           901,064           812,349
                              ==================================================================

Unit value, end of year       $       7.15      $       9.35      $      13.73      $      17.79

Net assets, end of year       $    425,957      $     93,121      $ 12,374,748      $ 14,453,761

Investment income ratio(1)            0.00%             0.76%             0.78%             0.61%
Total return(2)                     -23.55%           -25.22%           -22.80%             3.42%

                                        SUB-ACCOUNT
                              ------------------------------

                                      500 INDEX TRUST
                              ------------------------------
                               YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01
                              ------------------------------
Units, beginning of year         1,363,591           473,346
Units issued                       939,940         1,050,477
Units redeemed                    (473,213)         (160,232)
                              ------------------------------
Units, end of year               1,830,318         1,363,591
                              ==============================

Unit value, end of year       $       7.67      $       9.91

Net assets, end of year       $ 14,045,123      $ 13,506,774

Investment income ratio(1)            0.00%             1.26%
Total return(2)                     -22.53%           -12.37%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

   (1) These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

   (2) These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

6. RELATED PARTY TRANSACTIONS

Manulife Financial Securities LLC, a registered broker-dealer and wholly owned subsidiary of ManUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either Manulife Financial Securities LLC or other broker-dealers having distribution agreements with Manulife Financial Securities LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

These underwriting and distribution services had been performed by ManEquity, Inc. before it was merged into Manulife Financial Securities LLC on January 1, 2002. ManEquity, Inc. was also an indirect wholly owned subsidiary of MFC.

The Company has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months notice. Under this agreement, the Company pays for legal, actuarial, investment and certain other administrative services.